                                 Exhibit 10.8


                            ASSET PURCHASE AGREEMENT


________________________________________________________________________________


                                    Between


                         L-3 COMMUNICATIONS CORPORATION


                                      and


                           CALIFORNIA MICROWAVE, INC.


________________________________________________________________________________


                         Dated as of December 19, 1997

                               TABLE OF CONTENTS

                                                                                               Page
ARTICLE I        SALE AND PURCHASE OF THE ASSETS   . . . . . . . . . . . . . . . . . . . . . .    1

                 1.1     Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 1.2     Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
                 1.3     Books and Records; Intellectual Property  . . . . . . . . . . . . . .    4

ARTICLE II       THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

                 2.1     Place and Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 2.2     Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 2.3     Allocation of Purchase Price  . . . . . . . . . . . . . . . . . . . .    5
                 2.4     Assumption of Liabilities . . . . . . . . . . . . . . . . . . . . . .    5
                 2.5     Excluded Liabilities. . . . . . . . . . . . . . . . . . . . . . . . .    6
                 2.6     Consent of Third Parties  . . . . . . . . . . . . . . . . . . . . . .    8
                 2.7     Adjustment of Purchase Price  . . . . . . . . . . . . . . . . . . . .    8

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . .   11

                 3.1     Authorization, etc. . . . . . . . . . . . . . . . . . . . . . . . . .   11
                 3.2     Corporate Status  . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                 3.3     No Conflicts, etc.  . . . . . . . . . . . . . . . . . . . . . . . . .   11
                 3.4     Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .   12
                 3.5     Absence of Undisclosed Liabilities  . . . . . . . . . . . . . . . . .   12
                 3.6     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                 3.7     Absence of Changes  . . . . . . . . . . . . . . . . . . . . . . . . .   13
                 3.8     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                 3.9     Compliance with Laws; Governmental
                         Approvals and Consents; Governmental
                         Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 3.10    Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 3.11    Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 3.12    Territorial Restrictions  . . . . . . . . . . . . . . . . . . . . . .   18
                 3.13    Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 3.14    Receivables.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 3.15    Product Warranties  . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 3.16    Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . .   18
                 3.17    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 3.18    Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 3.19    Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . .   20
                 3.20    Employees, Labor Matters, etc.  . . . . . . . . . . . . . . . . . . .   20
                 3.21    Employee Benefit Plans and Related Matter . . . . . . . . . . . . . .   21

                                                                                               Page
                                                                                               ----
                 3.22    Brokers, Finders, etc.  . . . . . . . . . . . . . . . . . . . . . . .   21
                 3.23    Suppliers and Customers . . . . . . . . . . . . . . . . . . . . . . .   22
                 3.24    Order Backlog . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                 3.25    Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                 3.26    Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ARTICLE IV       REPRESENTATIONS AND WARRANTIES OF BUYER   . . . . . . . . . . . . . . . . . .   23

                 4.1     Corporate Status; Authorization, etc. . . . . . . . . . . . . . . . .   23
                 4.2     No Conflicts, etc.  . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 4.3     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 4.4     Brokers, Finders, etc.  . . . . . . . . . . . . . . . . . . . . . . .   24
                 4.5     Adequate Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

ARTICLE V        COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

                 5.1     Covenants of Seller . . . . . . . . . . . . . . . . . . . . . . . . .   24
                 5.2     Covenants of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . .   29

ARTICLE VI       CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

                 6.1     Conditions to Obligations of Each Party . . . . . . . . . . . . . . .   31
                 6.2     Conditions to Obligations of Buyer  . . . . . . . . . . . . . . . . .   32
                 6.3     Conditions to Obligations of Seller . . . . . . . . . . . . . . . . .   35

ARTICLE VII      EMPLOYEES AND EMPLOYEE BENEFIT PLANS  . . . . . . . . . . . . . . . . . . . .   35

                 7.1     Employment of Seller's Employees  . . . . . . . . . . . . . . . . . .   35
                 7.2     Welfare and Fringe Benefit Plans  . . . . . . . . . . . . . . . . . .   36

ARTICLE VIII     TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36

                 8.1     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 8.2     Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . .   37

ARTICLE IX       INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

                 9.1     By Seller.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                 9.2     By Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                 9.3     Adjustments to Indemnification Payments.  . . . . . . . . . . . . . .   39

                                                                                              Page
                                                                                              ----
                9.4     Indemnification Procedures. . . . . . . . . . . . . . . . . . . . . .   39
                9.5     Expiration of Representations and Warranties, etc.  . . . . . .  .  .   40
                9.6     Exclusive Remedy. . . . . . . . . . . . . . . . . . . . . . . . . . .   40

ARTICLE X       DEFINITIONS, MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . .   41

                10.1    Definition of Certain Terms . . . . . . . . . . . . . . . . . . . . .   41
                10.2    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                10.3    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                10.4    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
                10.5    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
                10.6    Arbitration Procedure.  . . . . . . . . . . . . . . . . . . . . . . .   51
                10.7    Attorneys Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                10.8    Liability for Transfer Taxes  . . . . . . . . . . . . . . . . . . . .   53

                                    EXHIBITS

    EXHIBIT A           Form of Cross-License Agreement
    EXHIBIT B           Form of Technology License Agreement
    EXHIBIT C           Form of Trademark License Agreement
    EXHIBIT D           Form of Supply Agreement


                                   SCHEDULES

SCHEDULE 1.2            Excluded Assets
SCHEDULE 2.4(a)         Retention Incentive Agreements
SCHEDULE 3.2(b)         Qualification to Do Business; Good Standing
SCHEDULE 3.3            Conflicts
SCHEDULE 3.4            September Balance Sheet
SCHEDULE 3.5            Undisclosed Liabilities
SCHEDULE 3.6(a)         Contested Taxes
SCHEDULE 3.7            Absence of Changes
SCHEDULE 3.8            Litigation
SCHEDULE 3.9(a)         Compliance with Laws
SCHEDULE 3.9(b)         Governmental Approvals and other Consents
SCHEDULE 3.9(c)         Government Contracts
SCHEDULE 3.10           Asset Exceptions
SCHEDULE 3.11(a)        Contracts
SCHEDULE 3.11(c)        Defaults and Consents under Contracts
SCHEDULE 3.13           Inventory Exceptions
SCHEDULE 3.15           Product Warranties
SCHEDULE 3.16(a)        Owned Intellectual Property
SCHEDULE 3.16(b)        Intellectual Property Licensing Arrangements
SCHEDULE 3.16(c)        Infringement by Third Parties
SCHEDULE 3.16(d)        Claims by Third Parties
SCHEDULE 3.17           Insurance
SCHEDULE 3.18(a)        Owned Real Property
SCHEDULE 3.18(b)        Leases
SCHEDULE 3.19(a)        Environmental Matters
SCHEDULE 3.21(a)        Employee Benefit Plans
SCHEDULE 3.23           Suppliers and Customers
SCHEDULE 3.24           Backlog
SCHEDULE 4.2            Governmental Approvals and other Consents
SCHEDULE 5.2(e)         Letters of Credit; Performance and Surety Bonds
SCHEDULE 5.2(f)         Severance Agreements
SCHEDULE 6.2(c)         Consents

                            ASSET PURCHASE AGREEMENT


                 ASSET PURCHASE AGREEMENT dated as of December 19, 1997, between L-3 Communications Corporation, a Delaware corporation (the "Buyer"), and California Microwave, Inc., a Delaware corporation (the "Seller").


                                R E C I T A L S:

                 A. Seller is in the business of designing, integrating and installing satellite communications systems (with a principal focus on the telephony, video broadcasting, multimedia, trunk and VSAT hub niches) in the United States and certain other countries through an unincorporated division (the "STS Division").

                 B. Buyer wishes to purchase or acquire from Seller, and Seller wishes to sell, assign and transfer to Buyer, substantially all of the assets of the STS Division, and Buyer has agreed to assume certain of the liabilities of such Division, all for the purchase price and upon the terms and subject to the conditions hereinafter set forth.

                 C. Capitalized terms used herein without separate definition have the meanings given to such terms in Section 10.1.

                 NOW THEREFORE, in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the parties hereto agree as follows:


                                   ARTICLE I
                        SALE AND PURCHASE OF THE ASSETS

                 1.1 Assets. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all right, title and interest of Seller in and to the properties, assets and rights of every nature, kind and description, tangible and intangible (including goodwill), whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired (other than the Excluded Assets) that primarily relate to and are used in the Business as the same may exist on the Closing Date (collectively, the "Assets"), including, without limitation,

                          (a)     the Owned Real Property described on Schedule
3.18(a) and the property leased at 125 Kennedy Drive, Hauppauge, New York, described on Schedule 3.18(b) (the "Kennedy Facility");

                          (b)     all machinery, equipment, furniture,
furnishings, vehicles, tools, dies, molds and other tangible personal property;

                          (c)     all inventories of raw materials, work in
process, finished products, goods, spare parts, replacement and component parts, and office and other supplies (whether on hand, in-transit or on order) (collectively, the "Inventories");

                          (d)     all rights in Intellectual Property owned by
Seller and used primarily in the Business;

                          (e)     the GMACS and Universal System Controller;

                          (f)     all rights under all Contracts;

                          (g)     all credits, prepaid expenses, deferred
charges, advance payments, security deposits and prepaid items;

                          (h)     all notes and accounts receivable held by
Seller (including intercompany and interdivisional accounts receivable) and all notes, bonds and other evidences of indebtedness of and rights to receive payments from any Person (in all cases, whether or not billed) and the benefit of security therefor;

                          (i)     all Books and Records;

                          (j)     to the extent their transfer is permitted by
law, all Governmental Approvals, including all applications therefor;

                          (k)     all rights to causes of action, lawsuits,
claims and demands of any nature available to or being pursued by Seller with respect to the Assets or the Assumed Liabilities (subject to Section 1.2(e));

                          (l)     all guarantees, warranties, indemnities and
similar rights in favor of Seller with respect to the Assets;

                          (m)     all computer hardware and software used
exclusively in the Business, including all rights under licenses and other instruments or agreements relating thereto;

                          (n)     all assets reflected on the Final Closing
Statement of Net Assets;

                          (o)     the Names and Logos "Satellite Transmission
Systems" alone or in any combination of words, or any combination, variation or derivation of any such name or mark; and

                          (p)     the cash and the cash equivalents in the
non-U.S. bank accounts as provided in Section 2.7(b).

                 Subject to the terms and conditions hereof, at the Closing, the Assets shall be transferred or otherwise conveyed to Buyer free and clear of all Liens excepting only those Liens listed in the first and fourth paragraphs of Schedule 3.10 and Permitted Liens.

                 1.2 Excluded Assets. Seller shall retain and not transfer, and Buyer shall not purchase or acquire, the following assets (collectively, the "Excluded Assets"):

                          (a)     the assets listed on Schedule 1.2;

                          (b)     the name and mark "California Microwave" and
any name or mark derived from or including the foregoing;

                          (c)     all cash and cash equivalents and similar
type investments, such as certificates of deposit, treasury bills and other marketable securities other than non-U.S. bank accounts as provided in Section 2.7(b);

                          (d)     all Books and Records relating to or used in
the business of Seller and not primarily relating to or used in the Business;

                          (e)     all insurance policies and all rights to
causes of action, lawsuits, claims and demands, rights of recovery and set-off, and proceeds, under or with respect to insurance policies except to the extent provided for in Section 5.1(e);

                          (f)     all rights to causes of action, lawsuits,
claims and demands of any nature available to or being pursued by Seller with respect to the Excluded Assets or the Excluded Liabilities;

                          (g)     all Intellectual Property not used primarily
in the Business;

                          (h)     all right, title and interest of the Seller
in and to prepaid Taxes of the Business (except to the extent reflected on the Final Closing Statement of Net Assets), and any claims for any refund, rebate or abatement with respect to Taxes of the Business (except to the extent reflected on the Final Closing Statement of Net Assets) for any period or portion thereof through the Closing Date and any interest payable with respect thereto; and

                          (i)     the lease of the warehouse located at 65
Commerce Drive, Hauppauge, New York.

                 1.3      Books and Records; Intellectual Property.

                          (a)     From and after the Closing and until the
sixth anniversary thereof, (i) Seller agrees to grant to Buyer, upon reasonable notice and during normal business hours, reasonable access to any Books and Records that pertain to the operations of the Business but that are not Books and Records that primarily relate to the Business, and (ii) Buyer agrees to grant to Seller, upon reasonable notice and during normal business hours, reasonable access to any Books and Records included in the Assets that pertain to the operation of the Business on or prior to the Closing Date, for any reasonable business purpose of Seller.

                          (b)     At the Closing, Seller shall grant to Buyer a
fully-paid, nonexclusive license to use intellectual property of Seller used in the operation of the Business but not constituting Intellectual Property that primarily relates to the Business. Such license shall be substantially in the form of the Cross-License Agreement between Buyer and Seller attached as Exhibit A hereto (the "Cross- License Agreement").

                          (c)     At the Closing, Buyer shall grant to Seller a
fully-paid, non-exclusive license to use the GMACS, Universal System Controller and the patent pending referenced in Schedule 3.16(a). Such license shall be substantially in the form of the Technology License Agreement between Buyer and Seller attached as Exhibit B hereto (the "Technology License Agreement").

                          (d)     At the Closing, Buyer shall grant to Seller a
fully-paid, non-exclusive license to use the trademarks, service marks, tradenames and service names associated with the GMACS and the Universal System Controller. Such agreement shall be substantially in the form of the Trademark License Agreement between Buyer and Seller attached as Exhibit C hereto (the "Trademark License Agreement").

                                   ARTICLE II
                                  THE CLOSING

                 2.1 Place and Date. The closing of the sale and purchase of the Assets (the "Closing") and the assumption of the Assumed Liabilities shall take place at 10:00 A.M. local time on the 26th day of January, 1998 at the offices of Whitman Breed Abbott & Morgan LLP, 200 Park Avenue, New York, NY 10166, or such other time and place upon which the parties may agree. The day on which the Closing actually occurs is herein sometimes referred to as the "Closing Date."

                 2.2 Purchase Price. On the terms and subject to the conditions set forth in this Agreement, Buyer agrees to pay to Seller at the Closing an aggregate of U.S. $27 million, subject to adjustment as provided for in Section 2.7 (the "Purchase Price"), and to assume the Assumed Liabilities as provided in Section 2.4. The Purchase Price shall be paid by the wire transfer of immediately available funds to such bank account or accounts as are specified by Seller in written instructions given to Buyer at least three days prior to the Closing.

                 2.3 Allocation of Purchase Price. The parties agree to allocate the aggregate of the Purchase Price and the Assumed Liabilities (collectively, the "Aggregate Purchase Price") among the Assets, including solely for this purpose the agreements contained in Section 5.1(f), in accordance with Section 1060 of the Code as mutually agreed to by the parties within 180 days following the Closing. All such mutually agreed to allocations shall be (a) at the election and expense of Buyer, based upon appraisal(s) prepared by independent firm(s) selected by Buyer and approved by Seller (such approval not to be unreasonably withheld or delayed), and (b) used by each party in preparing any filings required pursuant to Section 1060 of the Code or any similar provisions of state or local law and all relevant income and franchise tax returns, subject to adjustment to reflect the adjustment to the Purchase Price provided for in Section 2.7. Neither Buyer nor Seller will take any position before any taxing authority or in any judicial proceeding that is inconsistent with such mutually agreed to allocations without the prior consent of the other party. The parties shall in good faith exercise reasonable efforts to support such reported allocations in any audit proceedings initiated by any taxing authority.

                 2.4 Assumption of Liabilities. Subject to the terms and conditions set forth herein, at the Closing, Buyer shall assume and agree to pay, honor and discharge when due only the following liabilities and obligations relating to the Assets or the Business: (a) all payment obligations of Seller under all retention incentive agreements as set forth in Schedule

2.4(a), but only to the extent that such payment obligations relate to the failure of Buyer to hire employees of the STS Division or the involuntary termination by Buyer without cause of the employment of any Transferred Employee after the Closing; (b) all product warranty obligations of the Business; (c) all liabilities and obligations of Seller to be performed from and after the Closing Date under or relating to Contracts and Governmental Approvals included in the Assets; (d) all liabilities and obligations of Seller relating to or arising out of the operation of the Business and reflected on the June Balance Sheet and/or the September Balance Sheet or disclosed in the notes thereto other than those relating to income taxes; and (e) to the extent reflected on the Final Closing Statement of Net Assets, all trade and other accounts payable and other liabilities (other than those relating to income taxes) arising out of or in respect of the ordinary course of business of the Business (including intercompany and interdivisional trade accounts payable) consistent with past practice since September 30, 1997 (collectively, the "Assumed Liabilities").

                 2.5 Excluded Liabilities. Other than for the Assumed Liabilities, Buyer shall not be responsible for any other debts, claims, commitments, liabilities or obligations of Seller or the Business (collectively, the "Excluded Liabilities"), including without limitation any and all liabilities, obligations or commitments of Seller (except those that constitute Assumed Liabilities) relating to and arising out of any of the following:

                          (a)     any liability, obligation or commitment that,
in accordance with GAAP, was required to have been shown as a liability in the Financial Statements or in the notes thereto and was not so shown, unless reflected on the Final Closing Statement of Net Assets;

                          (b)     except as expressly assumed by Buyer pursuant
to Article VII hereof or as accrued or otherwise reflected on the Final Closing Statement of Net Assets, (i) the sponsorship, administration, contribution obligation of any entity under any Employee Benefit Plan or termination of any Employee Benefit Plan on or prior to the Closing Date, or (ii) the termination of employment of any employee of the Business by Seller;

                          (c)     any cause of action or judicial or
administrative action, suit, proceeding or investigation, pending or threatened on the Closing Date, relating to periods prior to the Closing Date, that is not disclosed on Schedule 3.8 hereto;

                          (d)     any failure or alleged failure to comply
with, or any violation or alleged violation of, (i) any law, rule, regulation, statute, ordinance, permit, judgment, injunction, order, decree, license or other Governmental Approval applicable to the Business or the Assets or (ii) any

Contract, in each case which failure or violation occurred or was alleged to have occurred prior to the Closing Date;

                          (e)     any infringement or alleged infringement of
the rights of any other person or entity arising out of the use of any Intellectual Property in connection with the Business prior to the Closing Date;

                          (f)     any rights of any other Person relating to
the Intellectual Property pursuant to any license, sublicense or agreement required to be disclosed and not so disclosed;

                          (g)     any obligations against Seller with respect
to any notes, bonds, accounts receivable or other evidences of indebtedness of or rights to receive payment from any Person that have been transferred to a third person by Seller;

                          (h)     any liability for any Taxes imposed on Seller
arising from the operation of the Business on or before the Closing Date;

                          (i)     the Excluded Assets;

                          (j)     all Environmental Liabilities and Costs
arising from, relating to, in respect of, or incurred in connection with (i) any real property, business entities or assets, whether domestic or foreign, formerly owned, occupied or operated by or in connection with the Business and not owned, occupied or operated by or in connection with the Business as of the Closing Date, (ii) the transportation or disposal of any Hazardous Substances to or at any offsite facility or location by or in connection with the Business occurring prior to the Closing Date and (iii) conditions existing or events occurring on or prior to the Closing Date on any real property owned, occupied or operated by or in connection with the Business as of the Closing Date;

                          (k)     all obligations of Seller under all retention
agreements, severance agreements (subject to the provisions of Section 5.2(f)), change of control agreements and similar arrangements not listed on Schedule 2.4(a);

                          (l)     all obligations of Seller under all retention
incentive agreements listed on Schedule 2.4(a) (including any payments due thereunder upon and by reason of the sale of the STS Division), other than those payment obligations of Seller referred to in Section 2.4(a);

                          (m)     any claim, litigation, action or proceeding,
whether or not now pending or threatened, relating to the Business or the Assets to the extent based on or arising out of or based upon product liability with respect to products shipped or sold prior to the Closing; or

                          (n)     all intercompany obligations and liabilities
owed by the Business to Seller other than intercompany or interdivisional trade accounts payable reflected on the Final Closing Statement of Net Assets.

                 2.6 Consent of Third Parties. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any Governmental Approval, instrument, contract, lease, permit or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the consent of a third party would constitute a breach or violation thereof or affect adversely the rights of Buyer or Seller thereunder; and any transfer or assignment to Buyer by Seller of any interest under any such Governmental Approval, instrument, contract, lease, permit or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained. In the event any such consent or approval is not obtained on or prior to the Closing Date, Seller shall (i) continue to use all reasonable efforts to obtain any such approval or consent after the Closing Date until such time as such consent or approval has been obtained without any third party cost to Buyer, (ii) hold such Governmental Approval, instrument, contract, lease, permit or other agreement or arrangement on behalf of Buyer, (iii) cooperate with Buyer in any lawful arrangement to provide that Buyer shall receive the benefits under any such Governmental Approval, instrument, contract, lease or permit or other agreement or arrangement, including performance by Seller, as agent, and (iv) enforce and perform for the account of Buyer any rights of Seller arising from such Government Approval, instrument, contract, lease, permit or other agreement or arrangement, provided that Buyer shall undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent Buyer would have been responsible therefor if such consent or approval had been obtained. Nothing in this
Section 2.6 shall be deemed a waiver by Buyer of its right to receive an effective assignment of all of the Assets.

                 2.7      Adjustment of Purchase Price.

                          (a)     Calculation of Adjustment.  The Purchase
Price shall be (i) increased by the amount that the Closing Date Net Assets (as hereinafter defined), are greater than $25,099,080 (which amount is the book value of the net assets as shown on the adjusted September Balance Sheet (the "Target Net Assets"); or (ii) decreased by the amount that the Closing Date Net Assets are less than the Target Net Assets. The term "Closing Date Net Assets" as used herein shall mean the book value of the Assets set forth on the Final Closing

Statement of Net Assets (as hereinafter defined) in excess of the amount of the Assumed Liabilities set forth on the Final Closing Statement of Net Assets, determined in accordance with the procedures set forth below. The amount of any decrease or increase to the Purchase Price pursuant to this Section 2.7(a) plus interest from and including the Closing Date to but excluding the date of payment at the Prime Rate (as hereinafter defined) shall be paid by Seller or Buyer, as the case may be, by wire transfer in immediately available funds within five (5) business days after the Final Closing Statement of Net Assets is agreed to by Seller and Buyer or is determined by the Neutral Auditor (as hereinafter defined). For purposes of this Agreement, "Prime Rate" means the prime rate of interest in effect on the Closing Date as stated in the "Money Rates" section of the Wall Street Journal.

                          (b)     Preparation of Closing Statement of Net
Assets. As soon as practicable, and in any event within sixty (60) days after the Closing Date, Seller shall cause Ernst & Young LLP ("E&Y") to prepare an audited statement of net assets for the Business consisting of the Assets and the Assumed Liabilities, as of the close of business on the Closing Date determined on a pro forma basis as if the parties hereto had not consummated the transactions contemplated by this Agreement (the "Closing Statement of Net Assets"), to be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent with the September 30, 1997 Financial Statements (including the September Balance Sheet) through full application of the policies and procedures used in preparing the September 30, 1997 Financial Statements (including the September Balance Sheet) and taking into account the type of adjustments included in the September Balance Sheet set forth in Schedule 3.4, and with changes in contract estimates at completion ("EAC's") and estimates to complete ("ETC's") determined on a basis consistent with the method used for the determination of the September 30, 1997 Financial Statements (including the September Balance Sheet); provided that, for purposes of the Closing Statement of Net Assets, the cash and cash equivalents held in non-US bank accounts for the benefit of the STS Division shall be transferred to Buyer and shall be reflected as assets of the STS Division and shall be included in the calculation of any Purchase Price adjustment required by this Section. The Closing Statement of Net Assets shall be accompanied by the report of E&Y thereon and by a certificate of Seller's Chief Financial Officer, each of which shall state that the Closing Statement of Net Assets presents fairly, in all material respects, the Assets and Assumed Liabilities presented on such statement as provided for in this Agreement at the Closing Date in conformity with GAAP consistently applied with the September 30, 1997 Financial Statements, except that it does not contain all the notes required by GAAP. Buyer shall provide Seller, E&Y and the Neutral Auditor such access to the Books and Records as may reasonably be required for the preparation and/or review of the Closing

Statement of Net Assets. All fees and expenses of E&Y relating to the preparation of the Closing Statement of Net Assets shall be borne equally by Seller and Buyer.

                          (c)     Review of Closing Statement of Net Assets.
After receipt of the Closing Statement of Net Assets, Buyer shall have thirty
(30) days to review it. Buyer and its authorized representatives shall have full access to all Books and Records and appropriate employees of the Seller and its accountants to the extent required to complete their review of the Closing Statement of Net Assets including work papers used in preparation thereof. Unless the Buyer delivers written notice to Seller on or prior to the 30th day after receipt of the Closing Statement of Net Assets specifying in reasonable detail all disputed items and the basis therefor, the parties shall be deemed to have accepted and agreed to the Closing Statement of Net Assets. If Buyer so notifies the Seller of an objection to the Closing Statement of Net Assets, the parties shall, within thirty (30) days following the date of such notice (the "Resolution Period") attempt to resolve their differences and any resolution by them as to any disputed amount shall be final, binding, conclusive and nonappealable for all purposes under this Agreement.

                          (d)     Resolution.  If at the conclusion of the
Resolution Period the parties have not reached an agreement on the objections, then all amounts remaining in dispute may, at the election of either party, be submitted to Price Waterhouse or another large international accounting firm not otherwise engaged by either party (the "Neutral Auditor"). Each party agrees to execute, if requested by the Neutral Auditor, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Neutral Auditor shall be borne equally by Seller and Buyer, unless the Neutral Auditor finds one party acted in bad faith in which case that party pays all. Except as provided in the preceding sentence, all other costs and expenses incurred by the parties in connection with resolving any dispute hereunder before the Neutral Auditor shall be borne by the party incurring such cost and expense. The Neutral Auditor shall act as an arbitrator to determine, based solely on the presentations by Seller and Buyer, and not by independent review, only those issues still in dispute. The Neutral Auditor's determination shall be made within thirty (30) days of its engagement (which engagement shall be made no later than five (5) business days after the election by either party to submit the objections to the Neutral Auditor) or as soon thereafter as possible, shall be set forth in a written statement delivered to Seller and Buyer and shall be final, binding, conclusive and nonappealable for all purposes hereunder. The term "Final Closing Statement of Net Assets," as hereinafter used, shall mean the definitive Closing Statement of Net Assets agreed to by Seller and Buyer in accordance with Section 2.7(c) or the definitive Closing Statement of Net Assets resulting from the determination made by the Neutral Auditor in accordance with this
Section 2.7(d) (in addition to those items theretofore agreed to by Seller and Buyer).


                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

                 Seller represents and warrants to Buyer as follows:

                 3.1 Authorization, etc. Seller has the corporate power and authority to execute and deliver this Agreement, to perform fully its obligations thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of Seller. Seller has duly executed and delivered this Agreement. This Agreement is a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting creditor's rights generally and by general equitable principles.

                 3.2      Corporate Status.

                          (a)     Seller is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to carry on the Business and to own or lease and to operate the properties of the Business as and in the places where the Business is conducted and such properties are owned, leased or operated.

                          (b)     Seller is duly qualified or licensed to do
business and is in good standing in each of the jurisdictions in which the operation of the Business or the character of the properties owned, leased or operated by it in connection with the Business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. Such jurisdictions are listed on
Schedule 3.2(b).

                          (c)     Seller has delivered to Buyer complete and
correct copies of its certificate of incorporation and by-laws in each case, as amended and in effect on the date hereof and on the Closing Date. Seller is not in violation of any of the provisions of its certificate of incorporation or by-laws or other organizational documents.

                 3.3 No Conflicts, etc. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both), or result in the acceleration of or give rise to any party the right to terminate, modify or cancel under, or result in the loss of any rights, privileges, options or alternatives under, or result in the creation of any Lien on any assets of Seller (including the Assets) under (i) any Applicable Law applicable to Seller or any of the Assets, (ii) the certificate of incorporation or by-laws of Seller or (iii) except as set forth in Schedule 3.3, any Contract or other agreement or instrument to which Seller is a party or by which Seller or the Assets is bound. Except as specified in
Schedule 3.3 and as may be required under the HSR Act, no Governmental Approval or other Consent is required to be obtained or made by Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                 3.4      Financial Statements.  Seller has delivered to Buyer
(a) the audited balance sheet (the "June Balance Sheet") and the related statements of operations and cash flows of the Business as at and for the fiscal year ended June 30, 1997 and (b) the unaudited balance sheet and the unaudited adjusted balance sheet, a copy of which is attached hereto as
Schedule 3.4 (the "September Balance Sheet") and the related statement of income of the Business as at and for the three-month period ended September 30, 1997 (collectively, the "Financial Statements"). The September 30, 1997 Financial Statements have been prepared on a basis consistent with the June 30, 1997 Financial Statements. The Financial Statements are in accordance with the books and records of the STS Division, have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Business as at and for the periods specified, except that the September 30, 1997 Financial Statements do not contain notes required by GAAP.

                 3.5 Absence of Undisclosed Liabilities. Seller has no debts, claims, liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, asserted or unasserted, arising out of or relating to the Business, except (a) as set forth in Schedule 3.5, (b) as and to the extent disclosed or reserved against in the September Balance Sheet, and (c) liabilities and obligations that were incurred after September 30, 1997 in the ordinary course of business consistent with prior practice.

                 3.6 Taxes. Seller has (or by the Closing will have) duly and timely filed all Tax Returns relating to the Business with respect to Taxes required to be filed on or before the Closing Date. Except for Taxes set forth on Schedule 3.6(a), which are being contested in good faith and by appropriate proceedings, the following Taxes have (or by the Closing Date will have) been duly and timely paid: (i) all Taxes shown to be due on the Tax Returns, (ii) all deficiencies and assessments of Taxes of which notice has (or by the Closing Date will have) been received by Seller that are or may become payable by Buyer or chargeable as a lien upon the Business, and (iii) all other Taxes in respect of periods prior to the Closing.

                 3.7      Absence of Changes.  Except as set forth in Schedule
3.7 (which Schedule includes, as Schedule 3.7(a), certain STS Division summary financial data showing the actual results of the STS Division for the quarter ended September 30, 1997 and the STS Division's forecasted results, by quarter, for the fiscal year ending June 30, 1998) and for the results shown and changes forecast in Schedule 3.7(a), since September 30, 1997, Seller has not in connection with or relating to the Business or the Assets:

                          (a)     suffered any material adverse change in the
financial condition, results of operation or Assets of the Business, other than changes in the STS Division's intercompany account with CMI corporate, which changes represent (i) the results of operations of the STS Division, (ii) the cash advanced to the STS Division by CMI corporate or repaid by the STS Division to CMI corporate, and (iii) certain allocations between CMI corporate and the STS Division, which allocations were made in the ordinary course of business consistent in type and amount with past practice;

                          (b)     incurred, assumed, guaranteed or discharged
any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, or any indebtedness for borrowed money, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice;

                          (c)     mortgaged, pledged or subjected to Lien, any
property, business or assets, tangible or intangible;

                          (d)     sold, transferred, leased to others or
otherwise disposed of any of the Assets, except for inventory sold in the ordinary course of business, or cancelled or compromised any debt or claim, or waived or released any right of substantial value;

                          (e)     received any notice of termination of any
material contract, lease or other agreement;

                          (f)     suffered any damage, destruction or loss
(whether or not covered by insurance), in any case or in the aggregate, in excess of $150,000;

                          (g)     transferred or granted any rights under, or
entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto;

                          (h)     made any change in the rate of compensation,
commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any employee, distributor or agent of the Business, other than increases in the ordinary course of business consistent with past practice in the compensation payable to those employees of the Business earning less than $50,000 per annum each;

                          (i)     encountered any labor union organizing
activity, had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts, or had any material change in its relations with its employees, distributors, agents, customers or suppliers;

                          (j)     entered into any transaction, contract or
commitment other than in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder's fee, Taxes or other expenses in connection with, or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby;

                          (k)     made any grant of credit to any customer or
distributor on terms or in amounts materially more favorable than had been extended to that customer or distributor in the past; or

                          (l)     taken any action or omitted to take any
action that would result in the occurrence of any of the foregoing.

                 Seller makes no representation or warranty as to the realization of any results forecast in Schedule 3.7(a).

                 3.8 Litigation. Except as set forth on Schedule 3.8, there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to the knowledge of Seller, threatened against or relating to Seller in connection with the Assets or the Business seeking unspecified damages, damages in excess of $50,000 or any injunctive or other equitable relief or against or relating to the transactions contemplated by this Agreement.

                 3.9 Compliance with Laws; Governmental Approvals and Consents; Governmental Contracts.

                          (a)     Except as disclosed in Schedule 3.9(a),
Seller has complied in all respects with all Applicable Laws applicable to the Business or the Assets, except for any non-compliance that has not had or would not result in, individually or in the aggregate, a Material Adverse Effect.

                          (b)     Schedule 3.9(b) sets forth all Governmental
Approvals and other Consents necessary for, or otherwise material to, the conduct of the Business as conducted by Seller. Except as set forth in
Schedule 3.9(b), all such Governmental Approvals and Consents have been duly obtained and are in full force and effect, and Seller is in compliance in all material respects with each of such Governmental Approvals and Consents held by it with respect to the Assets and the Business.

                          (c)     Schedule 3.9(c) sets forth all Contracts with
any Governmental Authority.

                 3.10     Assets.

                          (a)     Except for those Liens listed on Schedule
3.10, on the date hereof, Seller has good and valid title to all the Assets free and clear of any and all Liens other than Permitted Liens. Except for those Liens listed as Items 1 and 4 on Schedule 3.10, on the Closing Date, Seller will have good and valid title to all the Assets free and clear of any and all Liens other than Permitted Liens. The Assets include all material assets required for the continued conduct of the Business by Buyer as now being conducted or material to the financial condition or results of operations of the Business, except for the Excluded Assets. The Assets do not include stock or equity interests in any Person.

                          (b)     All material property and assets owned or
utilized by the Business are in good operating condition and repair (except for ordinary wear and tear), free from any defects (except such minor defects as do not interfere with the use thereof in the conduct of the normal operations), and are sufficient to carry on the Business as presently conducted. All buildings, plants and other structures utilized by the Business are in good condition and repair (except for ordinary wear and tear).

                 3.11     Contracts.

                          (a)     Schedule 3.11(a) contains a complete and
correct list of all agreements, contracts, commitments, orders, licenses, leases, and other instruments and arrangements (whether written or oral) of the types described below to which Seller is a party or by which it or any of its assets is bound in connection with the Business, the Assets or the Assumed Liabilities (the "Contracts"):

                                    (i)    leases, licenses, permits,
franchises, insurance policies, Governmental Approvals and other contracts concerning or relating to the Real Property;

                                   (ii)    employment, consulting, agency,
collective bargaining or other similar contracts, agreements, and other instruments and arrangements relating to or for the benefit of employees, sales representatives, distributors, dealers, agents, or (if material) independent contractors;

                                  (iii)    loan agreements, indentures, letters
of credit, mortgages, security agreements, pledge agreements, deeds of trust, bonds, notes, guarantees, and other agreements and instruments relating to the borrowing of money or obtaining of or extension of credit;

                                   (iv)    licenses, licensing arrangements and
other contracts providing in whole or in part for the use of, or limiting the use of, any Intellectual Property;

                                    (v)    brokerage or finder's agreements;

                                   (vi)    joint venture, partnership and
similar contracts involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing contracts);

                                  (vii)    asset purchase agreements and other
acquisition or divestiture agreements, including but not limited to any agreements relating to the sale, lease or disposal of any Assets (other than sales of inventory in the ordinary course of business) or involving continuing indemnity or other obligations;

                                 (viii)    any contract with respect to which
the aggregate amount that could reasonably be expected to be paid or received thereunder in the future exceeds $100,000 per annum;

                                   (ix)    sales agency, manufacturer's
representative, marketing or distributorship agreements;

                                    (x)    contracts, agreements or
arrangements with respect to the representation of the Business in foreign countries;

                                   (xi)    purchase commitments for inventory
items or supplies that, together with amounts on hand, constitute in excess of six months normal usage;

                                  (xii)    any agreement, understanding,
contract or commitment (written or oral) with (x) any employee, agent, consultant, distributor, dealer or franchisee other than those involving in the aggregate consideration or other expenditure of less than $100,000, or (y) any Affiliate;

                                 (xiii)    any collective bargaining agreements
with any unions, guilds, shop committees or other collective bargaining groups;

                                  (xiv)    any guarantee of the payment or
performance of any Person agreement to indemnify any Person, or act as a surety, or other agreement to be contingently or secondarily liable for the obligations of any Person other than (x) the endorsement of checks in the ordinary course of business and (y) guarantees or agreements which in the aggregate do not exceed $100,000;

                                   (xv)    any outstanding bid or proposal or
any outstanding customer option relating to Contracts in the Backlog in excess of $100,000; and

                                  (xvi)    any other contracts, agreements or
commitments that are material to the Business.

                          (b)     Seller has furnished Buyer with access to all
written Contracts, together with all amendments thereto, set forth in Schedule 3.11(a). Seller has furnished Buyer with a complete and accurate summary of all oral contracts listed on Schedule 3.11(a).

                          (c)     There does not exist under any Contract any
event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Seller or, to the knowledge of Seller, any other party thereto except as set forth in Schedule 3.11(c) and except for such events or conditions that, individually and in the aggregate, (i) have not had or resulted in a Material Adverse Effect and (ii) have not materially impaired the ability of Seller to perform its obligations under the Agreement. Except as set forth in Schedule 3.11(c), each Contract is a legal, valid, binding and enforceable obligation of Seller and, to the knowledge of Seller, the other parties thereto. Except as set forth in Schedule 3.11(c), no consent of any third party is required under any Contract as a result of or in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                 3.12 Territorial Restrictions. Seller is not restricted by any agreement or understanding with any other Person from carrying on the Business anywhere in the world.

                 3.13 Inventories. Except as set forth on Schedule 3.13 and net of reserves as reflected in the September Balance Sheet or to be reflected in the Final Closing Statement of Net Assets, (a) Inventories are of such quality as to meet the quality control standards of Seller and any applicable governmental quality control standard and are usable in the ordinary course of business in amounts consistent with past practice, and (b) Inventories that are finished goods are saleable in the ordinary course of business.

                 3.14 Receivables. Seller's receivables (including accounts receivable, loans receivable and advances) which have arisen in connection with the Business and which are reflected in the September Balance Sheet or will be reflected in the Final Closing Statement of Net Assets, and all such receivables which will have arisen since the date of the Financial Statements, have arisen only from bona fide transactions in the ordinary course of business. Seller has no knowledge of any facts or circumstances generally (other than general economic conditions) which would result in any material increase in the uncollectability of such receivables as a class in excess of the reserves therefor set forth on the Financial Statements. To Seller's knowledge, there has not been any material adverse change in the collectability of such receivables since September 30, 1997.

                 3.15     Product Warranties.  Except as set forth in Schedule
3.15 and for warranties under Applicable Law, (a) there are no warranties express or implied, written or oral, with respect to the products of the Business and (b) except as reflected in the Financial Statements or as incurred in the ordinary course of business thereafter there are no pending or threatened claims with respect to any such warranty. Seller is not aware of any facts that indicate that the reserves for product warranties reflected in the September Balance Sheet are materially understated. Schedule 3.15 sets forth a list of all pending or, to the knowledge of Seller, threatened product warranty claims in excess of $50,000.

                 3.16 Intellectual Property. Schedule 3.16(a) sets forth a complete and correct list of all material Intellectual Property that is owned by Seller and used in connection with the Business (the "Owned Intellectual Property"). Schedule 3.16(b) sets forth a complete and correct list of all material written or oral licenses and arrangements, (i) pursuant to which the use by any Person of Intellectual Property is permitted by Seller and (ii) pursuant to which the use by Seller of Owned Intellectual Property is permitted by any Person (collectively, the "Intellectual Property Licenses"). The Owned Intellectual Property and the Intellectual Property Licenses (including the GMACS and Universal System Controller) constitute all Intellectual Property necessary to operate the Business consistent with past practice. On the date hereof and at the Closing, all Intellectual Property Licenses are or will be in full force and effect in accordance with their terms, and are free and clear of any Liens (other than Permitted Liens). To the knowledge of Seller, the conduct of the Business does not infringe the rights of any third party in respect of any Intellectual Property, except as set forth on Schedule 3.16(c). To the knowledge of Seller, none of the Intellectual Property is being infringed by third parties. Except as set forth on Schedule 3.16(d), there is no claim or demand of any Person pertaining to, or any proceeding which is pending or, to the knowledge of Seller, threatened, that challenges the rights of Seller in respect of any Intellectual Property, or claims that any default exists under any Intellectual Property License.

                 3.17 Insurance. Schedule 3.17 contains a list of all insurance policies maintained by Seller for the benefit of or in connection with the Assets or the Business and no notice of cancellation, termination, or reduction of coverage, and no notice of intention to cancel, terminate or reduce coverage, has been received. Seller has given Buyer access to complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid.

                 3.18     Real Property.

                          (a)     Owned Real Property.  Schedule 3.18(a)
contains a complete and correct list of all Owned Real Property setting forth the address and owner of each parcel of Owned Real Property and generally describing all improvements thereon including, without limitation, the properties reflected as being so owned on the Financial Statements and not disposed of after the date of the Financial Statements in the ordinary course of Business. Seller has, or on the Closing Date will have, good and marketable fee simple title to the Owned Real Property indicated on Schedule 3.18(a) as being owned by it, free and clear of all Liens other than Permitted Liens. There are no outstanding options or rights of first refusal to purchase the Owned Real Property, or any portion thereof or interest therein. Notwithstanding the foregoing provisions, for the purposes of this Section 3.18, Section 3.10, and the last sentence of
Section 1.1, Permitted Liens shall not include, with the exception of the mortgage liens and easements of record described on Schedule 3.18(c), any mortgage lien encumbering the Owned Real Property or the Kennedy Facility or any easement of record.

                          (b)     Leases.  Schedule 3.18(b) contains a complete
and correct list of all Leases setting forth the address, landlord and tenant for each Lease. Seller has delivered to Buyer correct and complete copies of the Leases. Each Lease is legal, valid, binding and enforceable, and in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization and similar Applicable Laws affecting creditors generally and by the availability of equitable remedies. Seller is not in default, violation or breach in any respect under any Lease, and no event or condition has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute a default, violation or breach in any respect under any Lease. No renewal or extension options have been granted to tenants. Schedule 3.18(c) sets forth all easements, covenants, mortgages and restrictions of record encumbering the Owned Real Property and the Leased Real Property subject to the lease from the Suffolk County Industrial Development Agency.

                 3.19     Environmental Matters.

                          (a)     Compliance with Environmental Law.  To the
knowledge of Seller, Seller is and has been in compliance in all material respects with all applicable Environmental Laws pertaining to any of the properties and assets of the Business and the use by Seller thereof. Except as disclosed on Schedule 3.19(a) hereto, Seller has obtained all material permits, licenses and other authorizations that are required under Environmental Law necessary to operate the Business and the same are listed on Schedule 3.19(a) hereto. No violation by Seller is being alleged of any applicable Environmental Law relating to any of the Assets.

                          (b)     Other Environmental Matters.  To the
knowledge of Seller, Seller has not caused or taken any action that resulted in, and Seller is not subject to, any material liability or obligation on the part of Seller, relating to (x) the environmental conditions on, under, or about the Real Property or other properties or assets owned, leased, operated or used by Seller in the Business including without limitation, the air, soil and groundwater conditions at such properties or (y) the use, management, handling, transport, treatment, generation, storage, disposal or Release of any Hazardous Materials by Seller.

                 3.20 Employees, Labor Matters, etc. Seller is not a party to or bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees employed in the operation of the Business. Since August 31, 1994, there has not occurred or, to the knowledge of Seller, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any employees employed in the operation of the Business. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to the knowledge of Seller, threatened with respect to any employee employed in the operation of the Business.

                 3.21     Employee Benefit Plans and Related Matters.

                          (a)     Schedule 3.21(a) lists each pension,
retirement, profit-sharing, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of ERISA, to which Seller contributes or is a party or is bound and under which it may have liability and under which employees or former employees of the Business (or their beneficiaries) are eligible to participate or derive a benefit ("Employee Benefit Plans"). Seller has delivered to Buyer true, correct and complete copies of all Employee Benefit Plans. The Assets are not subject to any Lien in favor of, or enforceable by, the Pension Benefit Guaranty Corporation.

                          (b)     Compliance; Liability.

                                    (i)    No liability has been or is expected
to be incurred by Seller under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code or ERISA relating to employee benefit plans and, to the knowledge of the Seller, no event, transaction or condition has occurred or exists that could result in any such liability to the Business or, following the Closing, Buyer or any such Employee Benefit Plan.

                                   (ii)    No Employee Benefit Plan is a
"multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA, a "multiple employer plan" within the meaning of Section 413(c) of the Code, or a defined benefit plan within the meaning of Section B(35) of ERISA.

                 3.22 Brokers, Finders, etc. With the exception of fees and expenses payable to J.P. Morgan & Co. Incorporated and certain employees of Seller and its Affiliates which shall be paid by Seller, all negotiations relating to this Agreement, and the transactions contemplated hereby, have been carried on without the participation of any Person acting on behalf of Seller or its Affiliates in such manner as to give rise to any valid claim against Buyer for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to Seller or its Affiliates upon consummation of the transactions contemplated hereby or thereby.

                 3.23 Suppliers and Customers. Schedule 3.23 attached hereto sets forth the twenty (20) largest suppliers and all sole source suppliers and the twenty (20) largest customers of the Business for the period July 1, 1996 through the date hereof. During the period July 1, 1996 through the date hereof, (a) none of the 20 largest customers referred to in the next preceding sentence has cancelled in whole or in part its agreement or commitment with Seller or the Business to purchase products or services (or threatened in writing to do any of the foregoing). During the period July 1, 1996 through the date hereof, none of the sole source suppliers referred to in the first sentence of this Section has cancelled in whole or in part its agreement or commitment to supply services or supplies to Seller or the Business (or threatened in writing to do any of the foregoing). To Seller's knowledge, the relationship of Seller with each of its suppliers and each of its customers is a good commercial working relationship. Seller does not have knowledge that any such supplier or customer intends to cancel or otherwise substantially modify its relationship with Seller or the Business or limit its services, supplies or materials to Seller or the Business, or its usage or purchase of the services and products of the Business either as a result of the transactions contemplated hereby or otherwise.

                 3.24 Order Backlog. A true and complete list of (a) all firm product and service purchase orders and contracts for the sale of goods or the delivery of services by Seller in connection with the Business to Persons other than Governmental Authorities, and (b) all firm funded product and service purchase orders and contracts for the sale of goods or the delivery of services by Seller in connection with the Business to Governmental Authorities (collectively, the "Backlog") pending as of the latest practical date prior to the date of this Agreement is set forth in Schedule 3.24 attached hereto.

                 3.25 Disclosure. No representation or warranty of Seller in this Agreement and the Schedules or certificates attached hereto or delivered by Seller in accordance with the terms hereof contains any untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

                 3.26 Mortgages. If any parcel of Owned Real Property is encumbered by one or more existing mortgages (each, an "Existing Mortgage"), no written notice has been received from the mortgagee(s) asserting that a default or breach exists thereunder or under any note or other obligation secured thereby which remains uncured. Seller knows of no default, or event which with notice or the passage of time will constitute a default, under the Existing Mortgage(s) or under any note or other obligation secured thereby which has occurred and is continuing. Seller has delivered to Buyer complete copies of the documents constituting the Existing Mortgage(s) and the note(s) secured thereby.


                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BUYER

                 Buyer represents and warrants to Seller as follows:

                 4.1 Corporate Status; Authorization, etc. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to execute and deliver the Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of Buyer. Buyer has duly executed and delivered this Agreement. This Agreement is a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                 4.2 No Conflicts, etc. The execution, delivery and performance by Buyer of the Agreement, and the consummation of the transactions contemplated hereby, do not and shall not conflict with or result in a violation of or under (with or without the giving of notice or the lapse of time, or both) (i) the certificate of incorporation or by-laws or other organizational documents of Buyer, (ii) any Applicable Law applicable to Buyer or any of its properties or assets or (iii) any contract, agreement or other instrument applicable to Buyer or any of its properties or assets, except, in the case of clause (iii), as set forth in Schedule 4.2 and for violations and defaults that, individually and in the aggregate, have not and shall not materially impair the ability of Buyer to perform its obligations under the Agreement. Except as specified in Schedule 4.2 and except as required under the HSR Act, no Governmental Approval or other Consent is required to be obtained or made by Buyer in connection with the execution and delivery of the Agreement or the consummation of the transactions contemplated hereby.

                 4.3 Litigation. There is no action, claim, suit or proceeding pending, or to Buyer's knowledge threatened, by or against or affecting Buyer in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

                 4.4 Brokers, Finders, etc. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any Person acting on behalf of Buyer in such manner as to give rise to any valid claim against Seller for any brokerage or finder's commission, fee or similar compensation.

                 4.5 Adequate Funds. Buyer has all funds necessary to enable it to perform this Agreement in accordance with its terms.


                                   ARTICLE V
                                   COVENANTS

                 5.1      Covenants of Seller.

                          (a)     Public Announcements.  Except as required by
Applicable Law (in which case the nature of the announcement shall be described to Buyer prior to dissemination to the public), Seller shall not make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Buyer.

                          (b)     Conduct of Business.  From the date hereof to
the Closing Date, except as permitted or required by this Agreement or as otherwise consented to by Buyer in writing, Seller shall:

                                    (i)    carry on the Business in the
ordinary course, in substantially the same manner as heretofore conducted, and use all reasonable best efforts to maintain the Business in good operating condition and repair, and preserve its relationships with customers, suppliers and others having business dealings with the Business;

                                   (ii)    not grant (or commit to grant) any
increase in the compensation (including incentive or bonus compensation) of any employee employed in the operation of the Business other than increases in the ordinary course of business consistent with past practice in the compensation payable to those employees of the Business earning less than $50,000 per annum each; or institute, adopt or amend (or commit to institute, adopt or amend) any compensation or benefit plan, policy, program or arrangement or collective bargaining agreement applicable to any such employee.

                                  (iii)    not sell, assign, voluntarily
encumber, grant a Lien on or license with respect to, or dispose of, any of the Assets having a fair market value of at least $50,000 individually or $100,000 in the aggregate, or incur any liabilities or obligations (including, without limitation, liabilities with respect to capital leases or guarantees thereof) in excess of $100,000 individually or in the aggregate, except for sales and dispositions made or liabilities incurred, including the creation of purchase money security interests, in the ordinary course of business consistent with past practice;

                                   (iv)    take any action inconsistent with,
the representations and warranties of Seller hereunder or that would cause any of the representations and warranties of Seller hereunder to become untrue in any material respect; and

                                    (v)    not make, give or grant any bid or
proposal, or any customer option relating to contracts in the Backlog, involving an amount in excess of $250,000 (or amend, supplement or terminate any existing bid or proposal, or any existing customer option relating to contracts in the Backlog, involving an amount in excess of $250,000), in each case without the prior approval of Buyer (which approval shall not be unreasonably withheld or delayed).

                          (c)     Access and Information.  (i) Prior to and
after the Closing, Seller shall (and shall cause its accountants, counsel, consultants, employees and agents to) give Buyer and its respective accountants, counsel, consultants, employees and agents, reasonable access during normal business hours to, and furnish them with all documents, records, work papers and information with respect to, all properties, assets, books, contracts, commitments, reports and records relating to the Business, as Buyer shall from time to time reasonably request. In addition, Seller shall permit Buyer, and its accountants, counsel, consultants, employees and agents, reasonable access to such personnel of Seller during normal business hours as may be necessary to Buyer in its review of the properties, assets and business affairs of the Business and the above-mentioned documents, records and information. Buyer and Buyer's agents shall have the right, upon giving reasonable advance notice to enter upon and inspect the Real Property, including physical inspection of the surface and sub-surface land and all improvements and the major components thereof, including heating, plumbing, air conditioning, electrical equipment and wiring and roof. Buyer shall indemnify and hold Seller harmless from and against any and all costs and liabilities resulting from the negligence or willful misconduct of any third party engaged by Buyer to perform such inspections, and Buyer shall return the Real Property to substantially the same condition as before such inspections. Inspections shall be conducted during times reasonably convenient to Seller and the Business.

                                  (ii)     Buyer shall remain bound by the
terms of its existing Confidentiality Agreement with Seller, dated August 6, 1997 (the "Confidentiality Agreement"), except that from and after the Closing:
(A) the terms "Evaluation Material" and "Notes" as defined and used in the Confidentiality Agreement, shall no longer include information concerning the Business and properties of the STS Division; (B) clause (d) of the second paragraph of the Confidentiality Agreement shall cease to have any further force and effect insofar as the provisions thereof relate to the STS Division or the Business; and (C) the seventh and eighth paragraphs of the Confidentiality Agreement shall cease to have any further force and effect insofar as the provisions thereof relate to the STS Division or the Business.

                          (d)     Further Actions.

                                    (i)    Seller agrees to use commercially
reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Closing Date.

                                   (ii)    Seller, as promptly as practicable,
shall file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Seller pursuant to Applicable Law in connection with the Agreement, the sale and transfer of the Assets pursuant to the Agreement and the consummation of the other transactions contemplated hereby, including but not limited to filings pursuant to the HSR Act.

                                  (iii)    Seller, as promptly as practicable,
shall use all reasonable efforts to obtain, or cause to be obtained, all Consents (including, without limitation, all Governmental Approvals and any Consents required under any Contract) necessary to be obtained by it in order to consummate the sale and transfer of the Assets pursuant to the Agreement and the consummation of the other transactions contemplated hereby.

                                   (iv)    Seller shall coordinate and
cooperate with Buyer in exchanging such information and supplying such assistance as may be reasonably requested by Buyer in connection with the filings and other actions contemplated by Section 5.2.

                          (e)     Further Assurances.  Following the Closing,
Seller shall from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Buyer, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby. Seller until the Closing shall maintain in force in respect of the Business the existing insurance covering the Business, subject to normal variations required by ordinary operations of the Business. Seller shall cooperate with Buyer in order to afford Buyer the benefit of all insurance policies covering the Business for periods prior to the Closing to the extent that the claims thereunder relate to any of the Assets or the Assumed Liabilities.

                          (f)     Noncompete.  Seller will not and will cause
its Subsidiaries and operating units and Affiliates not to (collectively, the "Restricted Parties and individually, a "Restricted Party"), for a period of three years following the Closing (the "Non- Competition Period"), manufacture, sell or provide products or services which are competitive to the Primary Activities, except that this provision shall not preclude (i) EFData Corp. from manufacturing, selling or providing products which it currently manufactures, sells or provides; (ii) EFData Corp. from providing services under those contracts where the EFData Corp. manufactured product content (consisting of products of the type currently manufactured by EFData Corp.) exceeds 50% of the contract value; (iii) the GCS unit of CMI from providing products and services to U.S. Government entities which it currently provides to such U.S. Government customers; or (iv) the bona fide sale, whether by a merger or otherwise, of all or substantially all of the properties and assets of Seller (in one transaction or a series of related transactions) to a Person that is not an Affiliate of Seller that manufactures or sells products or services competitive to the Primary Activities or restrict the activities of any such acquiring Person after such sale (other than any such sale in which the stockholders of Seller immediately before the transaction or series of related transactions possess immediately thereafter 50% or more of the voting power of Seller or the acquiring Person or any parent entity of either). "Primary Activities" shall mean the manufacture and global sale of portable L- Band satellite communications terminals for use in the Inmarsat-B system, the manufacture and global sale of single-channel digital video exciters and receivers, using MPEG-2 or equivalent digital compression algorithms, for satellite-based applications, the manufacture and global sale of X-Band frequency converters for satellite applications, and the bidding and executing of satellite communications projects and/or contracts with commercial customers or foreign governmental authorities in which the primary added-value is system design, integration, installation and/or program management.

                 Seller will not use or permit the use of any of the intellectual property licensed to it pursuant to the Technology License Agreement or the Trademark License Agreement in a manner that would cause a violation of this Section 5.1(f).

                 During the Non-Competition Period, Seller will not, and will cause its Affiliates not to, (i) directly or indirectly, induce or solicit, or aid or assist any Person to induce or solicit, any employees, salespersons, agents, consultants, distributors, representatives, advisors, customers or suppliers of the Business to terminate, curtail or otherwise limit their employment by or business relationship with the Business, or (ii) license, assign or otherwise grant any interest in the Name or Logo "California Microwave" (alone or in any combination of words, or any combination, variation or derivation of such Name or Logo), for use by any Person in connection with the manufacturing, marketing, sale or provision of any products or services which are competitive to the Primary Activities.

                          (g)     No Solicitation.  From the date hereof to the
Closing Date, Seller shall cause its employees, directors, agents and Affiliates to immediately suspend any existing negotiations or discussions relating to any sale, joint venture or other transfer of actual or beneficial ownership of the STS Division, its operations or any of its assets associated therewith (other than inventory in the ordinary course of business) (collectively a "Transaction") and Seller shall not, and shall cause its employees, directors, agents and Affiliates to not, (a) solicit any proposals or offers relating to a Transaction, or (b) negotiate or discuss with any third party concerning any proposal or offer for a Transaction.

                          (h)     Post-Closing Confidentiality.  From and after
the Closing, Seller will, and will cause its Affiliates to, hold in strict confidence, and will not use to the detriment of Buyer or any of its Affiliates, all information with respect to the Business. Notwithstanding the foregoing, Seller may disclose such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of law,
(ii) if the same hereafter is in the public domain through no fault of Seller, or (iii) if the same is later acquired by Seller from another source and Seller is not aware that such source is under an obligation to another Person to keep such information confidential.

                          (i)     Mail; Payments.  Seller authorizes and
empowers Buyer from and after the Closing Date to receive and open all mail and other communications received by Buyer and to act with respect to such communications in such manner as Buyer may elect if such communications relate to the Business other than the Excluded Assets or Excluded Liabilities, or, if such communications do not relate to the Business or relate to the Excluded Assets or Excluded Liabilities, to forward the same promptly to Seller. Seller and Buyer shall promptly deliver to the other any cash, checks or other instruments of payment to which the other is entitled and shall hold the same in trust for the other until such delivery.

                          (j)     Performance of Contracts.  With respect to
each Contract, Governmental Approval, Lease and Intellectual Property License, Seller shall duly perform and comply with all agreements and conditions required thereby to be performed or complied with by it prior to or on the Closing Date.

                 5.2      Covenants of Buyer.

                          (a)     Public Announcements.  Except as required by
Applicable Law (in which case the nature of the announcement shall be described to the Seller prior to dissemination to the public), Buyer shall not, and shall not permit its Affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Seller.

                          (b)     Further Actions.

                                    (i)    Buyer agrees to use commercially
reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Closing Date.

                                   (ii)    Buyer shall, as promptly as
practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Buyer pursuant to Applicable Law in connection with this Agreement, Buyer's acquisition of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby, including but not limited to filings pursuant to the HSR Act.

                                  (iii)    Buyer shall coordinate and cooperate
with Seller in exchanging such information and supplying such reasonable assistance as may be reasonably requested by Seller in connection with the filings and other actions contemplated by Section 5.1.

                          (c)     Further Assurances.  Following the Closing,
Buyer shall, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Seller, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.

                          (d)     Use of Business Names by Buyer.

                                  (i)      Buyer acknowledges that Seller has
the absolute and exclusive proprietary right to all names, marks, trade names, trademarks, service names and service marks (collectively, "Names") incorporating "California Microwave" or any similar Name and to all corporate symbols or logos (collectively, "Logos") incorporating California Microwave or any similar Name. All rights of Seller and its respective affiliates to which and the goodwill represented thereby and pertaining thereto are being retained by Seller. Buyer agrees that it will not, and will cause the Business not to, use the Name California Microwave or any similar Name or any Logo incorporating such Name or any similar Name in any manner, including in connection with the sale of any products or services or otherwise in the conduct of its business, except as expressly permitted by clause (ii) of this Section 5.2(d).

                                  (ii)     For a period of six months from the
Closing Date (the "Window Period"), Seller shall and hereby irrevocably grants, effective as of the Closing Date, on a fully-paid, royalty-free basis, the Buyer the right to use the California Microwave Logo and the California Microwave Name in connection with the operation of the Business as currently conducted including, during the Window Period, to (A) use any molds or castings included in the equipment or machinery included in the Assets despite the appearance thereon and on the products manufactured therewith of the Name California Microwave or the California Microwave Logo, (B) market and sell all such products produced by the Business and (C) use any other assets on hand included in the Assets, including, without limitation, any catalogs, invoices, packaging material or stationery, bearing the California Microwave Name or California Microwave Logo. Immediately upon the expiration of the Window Period, Buyer shall cease to use in any manner the Name California Microwave or the California Microwave Logo incorporating such Name and remove or obliterate such Name or the California Microwave Logo from any molds, castings, products or other assets and clearly and prominently mark the new name of the Business thereon. At all times following the Closing, Buyer shall indicate that neither Buyer nor the Business are affiliated with Seller or any of its affiliates.

                          (e)     Substitute Letters of Credit and Bonds.
Buyer shall use commercially reasonable efforts to furnish as of the Closing or as soon as practicable thereafter, its own letters of credit or performance or surety bonds in substitution for the letters of credit and bonds referred to in
Schedule 5.2(e)
attached hereto and agrees to reimburse Seller for any out-of-pocket bank fees or charges incurred by Seller by reason of any of the same remaining outstanding from and after 30 days after the Closing Date.

                          (f)     Reimbursement of Certain Severance
Obligations. Schedule 5.2(f) lists three severance agreements heretofore entered into between Seller and each of Messrs. Maloney, Strean and Pinto (each an "Executive"), respectively (each a "Severance Agreement"). If (i) an Executive becomes employed by Buyer as of the Closing Date as a Transferred Employee, (ii) there shall occur thereafter a termination by such Executive of his employment with Buyer for Good Reason (as defined below) within one year after the Closing Date, and (iii) as a result of the termination of employment of the type described in clause (ii) above, Seller shall be obligated to make any cash payment to such Executive pursuant to the provisions of the Severance Agreement with such Executive, then Buyer shall reimburse Seller for any such cash payment it so makes to such Executive, such reimbursement to occur promptly upon receipt by Buyer of evidence of the making of such payment; provided, however, that the reimbursement obligation of Buyer to Seller under this Section 5.2(f) with respect to any Executive shall not in any event exceed the amount that would have been payable to such Executive under his retention incentive agreement that is listed on Schedule 2.4(a) in the event of an involuntary termination by Buyer without cause of the employment of such Executive after the Closing; provided further, however, Buyer shall have no reimbursement obligation to Seller under this Section 5.2(f) if Buyer otherwise is obligated to make a payment to the Executive under his retention incentive agreement pursuant to Section 2.4(a).

                 As used herein, "Good Reason" means the occurrence of any of the following: (x) the assignment to the Executive in question of duties inconsistent with, or a substantial alteration in the nature or status of, such Executive's responsibilities with respect to the Business at the STS Division immediately before the Closing; (y) a reduction in the Employee's base salary or in the benefits that Buyer is required to provide such Executive pursuant to
Section 7.2; or (z) such Executive's relocation to a work site requiring an increase in one-way commute from such Executive's residence of more than 35 miles.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

                 6.1 Conditions to Obligations of Each Party. The obligations of the parties to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

                          (a)     HSR Act Notification.  In respect of the
notifications of Buyer and Seller pursuant to the HSR Act, the applicable waiting period and any extensions thereof shall have expired or been terminated without the receipt of any objection from any Governmental Authority.

                          (b)     No Injunction, etc.  Consummation of the
transactions contemplated hereby shall not have been restrained, enjoined or otherwise prohibited by any Applicable Law, including any order, injunction, decree or judgment of any court or other Governmental Authority. No court or other Governmental Authority shall have determined that any Applicable Law makes illegal the consummation of the transactions contemplated hereby, and no proceeding with respect to the application of any such Applicable Law to such effect shall be pending.

                          (c)     Supply and License Agreements.  Buyer and
Seller shall have entered into the Cross-License Agreement (substantially in the form of Exhibit A), the Technology License Agreement (substantially in the form of Exhibit B), the Trademark License Agreement (substantially in the form of Exhibit C) and the Supply Agreement (substantially in the form of Exhibit
D).

                 6.2 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by Buyer) on or prior to the Closing Date of the following additional conditions:

                          (a)     Representations, Performance.  Each of the
representations and warranties of Seller contained in this Agreement that is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects in each case on the date hereof and at and as of the Closing Date as though made on and as of the Closing Date. Seller shall have duly performed and complied in all material respects with all agreements and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. Seller shall have delivered to Buyer a certificate, dated the Closing Date and signed by its duly authorized officer, to the foregoing effect.

                          (b)     No Material Adverse Change.  Since the date
hereof, (i) there shall not have occurred any material adverse change in the financial condition, results of operations or Assets of the Business, except for the results shown and changes forecast in Schedule 3.7(a), and other than changes in the STS Division's intercompany account with CMI corporate, which changes represent (x) the results of operations of the STS Division, (y) the cash advanced to the STS Division by CMI corporate or repaid by the STS Division to CMI corporate, and (z) certain allocations between CMI corporate and the STS Division, which allocations shall have been made in the ordinary course of business consistent in type and amount with past practice, and (ii) there shall not have occurred, in the aggregate, any change in the ETC's and EAC's of the Business' Contracts such as to cause a material adverse change in its financial quarterly contribution.

                          (c)     Consents.  Seller shall have obtained and
shall have delivered to Buyer copies of (i) all Governmental Approvals required to be obtained by Seller in connection with the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby or thereby and (ii) all Consents (including, without limitation, all Consents required under any Contract) necessary to be obtained in order to consummate the sale and transfer of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated hereby and listed on
Schedule 6.2(c).  Buyer shall have obtained the Consents listed on Schedule
4.2.

                          (d)     Corporate Proceedings.  All corporate and
other proceedings of Seller in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to Buyer and its counsel, and Buyer and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                          (e)     Transfer Documents.  Seller shall have
delivered to Buyer at the Closing all documents, certificates and agreements necessary to transfer to Buyer title to the Assets, free and clear of any and all Liens thereon, other than Permitted Liens, including without limitation:

                                    (i)    a bill of sale, assignment and
general conveyance, in form and substance reasonably satisfactory to Buyer, dated the Closing Date, with respect to the Assets (other than any Asset to be transferred pursuant to any of the instruments referred to in any other clause of this Section 6.2);

                                   (ii)    assignments of all Contracts,
Intellectual Property and any other agreements and instruments constituting Assets, dated the Closing Date, assigning to Buyer all of Seller's right, title and interest therein and thereto;

                                  (iii)    a bargain and sale deed with
covenants against grantor's acts, dated as of the Closing Date, with respect to each parcel of Owned Real Property;

                                   (iv)    an assignment of lease, dated as of
the Closing Date, with respect to each Lease;

                                    (v)    certificates of title to all motor
vehicles included in the Assets to be transferred to Buyer hereunder, duly endorsed for transfer to Buyer as of the Closing Date; and

                                   (vi)    an assignment of lease, assignment
of sale agreement, and consent by the Suffolk County Industrial Development Agency and other necessary parties to assignment of lease and sale agreement, and any other documents, consents or approvals necessary to convey all of Seller's interest in the property leased from the Suffolk County Industrial Development Agency.

                          (f)     Title Policies.  Buyer shall have received
from a nationally recognized title insurance company at its expense (the "Title Company") a title insurance policy issued to Buyer in form and substance reasonably satisfactory to it with respect to the Owned Real Property, insuring Buyer and issued as of the Closing Date by the Title Company, showing Buyer to have a fee simple title to the Owned Real Property, subject only to Permitted Liens and the mortgage liens and easements of record described on
Schedule 3.18(c). In conjunction with the receipt of the foregoing title policy, Seller shall deliver to Buyer a Certificate of Occupancy for each of the Owned Real Property and the Kennedy Facility issued by the municipal authority having the jurisdiction allowing the property to be used as a commercial or industrial building in the manner presently used.

                          (g)     FIRPTA Certificate.  Buyer shall have
received a certificate of Seller, dated the Closing Date and sworn to under penalty of perjury, setting forth the name, address and federal tax identification number of Seller and stating that Seller is not a "foreign person" within the meaning of Section 1445 of the Code, such certificate to be in the form set forth in the Treasury Regulations thereunder.

                          (h)     Environmental Reports.  Buyer at its own
expense shall have received from an environmental consulting firm of its choice, an environmental site assessment report and analytical report covering the Real Property (including analyses of samples, soil and groundwater taken from all areas of the Real Property as may be deemed appropriate by such consulting firm), which reports shall be in form, scope and substance satisfactory to Buyer in all respects. In addition, Buyer shall be reasonably satisfied with the results of its due diligence investigation of environmental matters in respect of the Real Property.

                 6.3 Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by Seller), on or prior to the Closing Date, of the following additional conditions:

                          (a)     Representations, Performance, etc.  Each of
the representations and warranties of Buyer contained in this Agreement that is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects in each case on the date hereof and at and as of the Closing Date as though made on and as of the Closing Date. Buyer shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Buyer shall have delivered to Seller a certificate, dated the Closing Date and signed by its duly authorized officer, to the foregoing effect.

                          (b)     Assumption Agreement.  Seller shall have
received from Buyer an Assumption Agreement, in substance and form satisfactory to Seller, under which Buyer shall have assumed the Assumed Liabilities.

                          (c)     Corporate Proceedings.  All corporate
proceedings of Buyer in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to Seller, and its counsel, and Seller and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                          (d)     Consents and Approvals.  Seller shall have
obtained all Governmental Approvals necessary to consummate the transactions contemplated hereby.


                                  ARTICLE VII
                      EMPLOYEES AND EMPLOYEE BENEFIT PLANS

                 7.1 Employment of Seller's Employees. Buyer intends to offer employment, effective as of the Closing Date, to all employees who are employed by Seller in the STS Division primarily in the operation of the Business at then current wage or salary levels. Those employees who accept such offers of employment and become employees of Buyer shall be referred to herein as the "Transferred Employees". Effective as of the Closing Date, Buyer shall assume the liability of Seller in respect of the Transferred Employees for accrued but unpaid salaries, wages, vacation and sick pay and 1998 cash incentive compensation, but only to the extent such liability is accrued or otherwise reflected on the Final Closing Statement of Net Assets. Buyer shall not have any liability with respect to any employee of Seller or Employee Benefit Plan or any claim thereof or related thereto except to the extent expressly provided in this Article VII with respect to Transferred Employees and except as provided in Section 2.4(a).

                 7.2 Welfare and Fringe Benefit Plans. Following the Closing Date and through December 31, 1998, Buyer shall provide Transferred Employees with life insurance, medical coverage, and other employee welfare benefit plans, programs, policies or arrangements, other than stock-based plans relating to equity securities (or their equivalent, such as phantom stock plans or SARs) or (except as provided in the next sentence) any incentive bonus programs based on the achievement of financial targets, on a basis comparable in the aggregate to those provided Transferred Employees prior to the Closing Date. Buyer will provide or establish a cash incentive bonus program(s) based on the achievement of financial targets to those Transferred Employees who currently are eligible for cash incentive bonus program(s) of Seller based on the achievement of financial targets, which cash incentive program(s) of Buyer shall be comparable in the aggregate to such cash incentive bonus program(s) of Seller.


                                  ARTICLE VIII
                                  TERMINATION

                 8.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                          (a)     by the written agreement of Buyer and Seller;

                          (b)     by either Seller or Buyer by written notice
to the other party if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. California time on February 15, 1998, unless such date shall be extended by the mutual written consent of Seller and Buyer;

                          (c)     by Buyer by written notice to Seller if (i)
the representations and warranties of Seller shall not have been true and correct in all material respects as of the date when made or (ii) if any of the conditions set forth in Section 6.1 or 6.2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. California time on February 15, 1998, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

                          (d)     by Seller by written notice to Buyer if (i)
the representations and warranties of Buyer shall not have been true and correct in all material respects as of the date when made or (ii) if any of the conditions set forth in Section 6.1 or 6.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. California time on February 15, 1998, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing.

                 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of Section 8.1, this Agreement shall become void and have no effect, without any liability to any Person in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisers, stockholders or Affiliates, except as specified in Section 10.2 and except for any liability resulting from such party's breach of this Agreement.


                                   ARTICLE IX
                                INDEMNIFICATION

                 9.1 By Seller. Subject to the terms and conditions of this Article IX, Seller covenants and agrees to defend, indemnify and hold harmless Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Buyer Indemnitees") from and against, and pay or reimburse Buyer Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

                            (i)   Any misrepresentation or breach of any
warranty of Seller contained in this Agreement; provided that any claim for indemnification by Buyer under this clause (i) may be made no later than 18 months from and after the Closing Date, excepting only that any claim for misrepresentation or breach of warranty under Sections 3.6, 3.10(a), 3.18(a),
3.19 and 3.21 may be made no later than a date thirty days from and after the expiration of the period of the applicable statute of limitations;

                           (ii)   any failure of Seller to perform any covenant
or agreement made or contained in this Agreement or fulfill any obligation in respect thereof;

                          (iii)   any Excluded Liabilities;

                           (iv)   any and all Benefit Liabilities in respect of
Employees except, with respect to Transferred Employees, to the extent assumed by Buyer pursuant to Article VII; and

                            (v)   any product liability claim with respect to
products manufactured by Seller and sold prior to the Closing.

                 Seller shall not be required to indemnify Buyer Indemnitees with respect to any claim for indemnification resulting from or arising out of matters described in clauses (i) and (v) above pursuant to this Section unless and until the aggregate amount of all claims against Seller exceeds $270,000 and then only to the extent such aggregate amount exceeds $270,000. Claims thereafter may be asserted regardless of amount. Seller's maximum liability to Buyer Indemnitees under clauses (i) and (v) of this Section shall not exceed $13,750,000.

                 9.2      By Buyer.  Subject to the terms and condition of this
Article IX, Buyer covenants and agrees to defend, indemnify and hold harmless Seller and its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Seller Indemnitees") from and against any and all Losses resulting from or arising out of:

                            (i)   any misrepresentation or breach of warranty
of Buyer contained in this Agreement or in any Schedule of Buyer; provided that any claim for indemnification by Seller under this paragraph (i) may be made no later than 18 months from and after the Closing Date;

                           (ii)   any failure of Buyer to perform any covenant
or agreement made or contained in the Agreement or fulfill any other obligation in respect thereof;

                          (iii)   the Assumed Liabilities;

                           (iv)   claims made on or drawings under any of the
letters of credit or performance or surety bonds referred to in Schedule 5.2(e) attached hereto;

                            (v)   the use by Buyer of any Seller tradenames or
trademarks after the Closing Date other than as permitted or contemplated by
Section 5.2(d); and

                           (vi)   the operation of the Business by Buyer or
Buyer's ownership, operation or use of the Assets following the Closing Date except to the extent that such Loss is the result of any action of Seller prior to the Closing.

                 Buyer shall not be required to indemnify Seller Indemnitees with respect to any claim for indemnification resulting from or arising out of matters described in clause (i) above pursuant to this Section unless and until the aggregate amount of all claims against Buyer exceeds $270,000 and then only to the extent such aggregate amount exceeds $270,000. Buyer's maximum liability to Seller Indemnitees under clause (i) of this Section shall not exceed $13,750,000.

                 9.3 Adjustments to Indemnification Payments. Any payment made by Seller to Buyer Indemnitees, on the one hand, or by Buyer to Seller Indemnitees, on the other hand, pursuant to this Article IX in respect of any claim shall be net of any insurance proceeds realized by and paid to the Indemnified Party in respect of such claim. The Indemnified Party shall use its reasonable efforts to make insurance claims relating to any claim for which it is seeking indemnification pursuant to this Article IX; provided that the Indemnified Party shall not be obligated to make such an insurance claim if the Indemnified Party in its reasonable judgment believes that the cost of pursuing such an insurance claim together with any corresponding increase in insurance premiums or other chargebacks to the Indemnified Party, as the case may be, would exceed the value of the claim for which the Indemnified Party is seeking indemnification.

                 9.4 Indemnification Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any third party claim or any litigation with a third party resulting therefrom, provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and
(iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the

Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of Buyer to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Article IX and the records of each shall be available to the other with respect to such defense.

                 9.5 Expiration of Representations and Warranties, etc. All representations and warranties contained in this Agreement shall survive the Closing for a period of 18 months; provided that the representations and warranties stated in Sections 3.6, 3.10(a), 3.18(a), 3.19 and 3.21 shall survive the Closing for the applicable statute of limitations.

                 9.6 Exclusive Remedy. The indemnifications provided for in this Article IX shall be the sole and exclusive post-Closing remedies available to either party against the other party for any claims under or based upon this Agreement.

                                   ARTICLE X
                           DEFINITIONS, MISCELLANEOUS

                 10.1 Definition of Certain Terms. The terms defined in this Section 10.1, whenever used in this Agreement (including in the Schedules), shall have the respective meanings indicated below for all purposes of this Agreement. All references herein to a Section, Article or Schedule are to a Section, Article or Schedule of or to this Agreement, unless otherwise indicated.

                 Affiliate: of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person. "Control" (including the terms "Controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                 Aggregate Purchase Price:  has the meaning set forth in
Section 2.3.

                 Agreement: means this Asset Purchase Agreement (including the Exhibits and the Schedules), as the same from time to time may be amended, supplemented or waived.

                 Applicable Law: all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

                 Assets:  has the meaning set forth in Section 1.1.

                 Assumed Liabilities:  has the meaning set forth in Section
2.4.

                 Backlog:  has the meaning set forth in Section 3.24.

                 Books and Records: all books and records, including manuals, price lists, mailing lists, lists of customers, production data, sales and promotional materials, purchasing materials, personnel records, manufacturing and quality control records and procedures, research and development files, accounting records, tax records and litigation files (regardless of the media in which stored), in each case relating to or used in the Business.

                 Business: the business currently conducted by Buyer through its STS Division, as described in Recital A at the head of this Agreement.

                 Buyer: has the meaning set forth in the first paragraph of this Agreement.

                 Buyer Indemnitees:  has the meaning set forth in Section 9.1.

                 Buyer's Arbitrator:  has the meaning set forth in Section
10.6(c).

                 Closing:  has the meaning set forth in Section 2.1.

                 Closing Date:  has the meaning set forth in Section 2.1.

                 Closing Statement of Net Assets:  has the meaning set forth in
Section 2.7(b).

                 Code:  the Internal Revenue Code of 1986, as amended.

                 Consent: any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.

                 Cross-License Agreement: has the meaning set forth in Section 1.3(b).

                 Disputes:  has the meaning set forth in Section 10.6(a).

                 Disputing Person:  has the meaning set forth in Section
10.6(b).

                 $ or dollars:  lawful money of the United States.

                 E&Y:  has the meaning set forth in Section 2.7(b).

                 EAC's:  has the meaning set forth in Section 2.7(b).

                 Employee Benefit Plans: has the meaning set forth in Section 3.21(a).

                 Environmental Laws: all Applicable Laws relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release, arranging for the disposal or transportation of any Hazardous Substances.

                 Environmental Liabilities and Costs: all Losses imposed by, under or pursuant to Environmental Laws, including all fees, disbursements and expenses of counsel based on, arising out of or otherwise in respect of: (i) the ownership or operation of the Business or Real Property, by Seller, and
(ii) the environmental conditions existing on the Closing Date on, under, above, or about any Real Property owned, leased or operated by Seller.

                 ERISA: the Employee Retirement Income Security Act of 1974, as amended.

                 ETC's:  has the meaning set forth in Section 2.7(b).

                 Excluded Assets:  has the meaning set forth in Section 1.2.

                 Excluded Liabilities:  has the meaning set forth in Section
2.5.

                 Executive:  has the meaning set forth in Section 5.2(f).

                 Existing Mortgage:  has the meaning set forth in Section 3.6.

                 Final Closing Statement of Net Assets: has the meaning set forth in Section 2.7(d).

                 Final Determination: has the meaning set forth in Section 10.6(e).

                 Financial Statements:  has the meaning set forth in Section
3.4.

                 GAAP: generally accepted accounting principles as in effect in the United States.

                 Good Reason:  has the meaning set forth in Section 5.2(f).

                 Governmental Approval: any Consent of, with or to any Governmental Authority.

                 Governmental Authority: any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the

United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self- regulatory organization.

                 Hazardous Substances: any substance that: (i) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waste" or "hazardous substance" thereunder, or (ii) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any Governmental Authority or Environmental Law.

                 HSR Act: the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 "include" and "including" shall be construed as if followed by the phrase "without being limited to".

                 Indemnified Party:  has the meaning set forth in Section 9.4.

                 Indemnifying Party:  has the meaning set forth in Section 9.4.

                 Intellectual Property:  any and all United States and foreign:
(a) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof but excluding the name "California Microwave;" (c) copyrights (including software) and registrations thereof; (d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (e) mask work and other semiconductor chip rights and registrations thereof; (f) intellectual property rights similar to any of the foregoing; and (g) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

                 Intellectual Property Licenses:  has the meaning set forth in
Section 3.16.

                 Inventories:  has the meaning set forth in Section 1.1(c).

                 IRS:  the Internal Revenue Service.

                 Kennedy Facility:  has the meaning set forth in Section
1.1(a).

                 June Balance Sheet:  has the meaning set forth in Section 3.4.

                 Leased Real Property: means all space leased pursuant to the Leases.

                 Leases: means the real property leases, subleases, use agreements, licenses and occupancy agreements pursuant to which Seller is the lessee, sublessee, user, licensee or occupant related to the Business, other than real property leases, subleases, licenses and occupancy agreements included in Excluded Assets.

                 Lien: any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations.

                 Logos:  has the meaning set forth in Section 5.2(d).

                 Losses:  has the meaning set forth in Section 9.1.

                 Material Adverse Effect: any event, occurrence, fact, condition, change or effect that is materially adverse to the business, operations, results of operations, financial condition, properties, assets or liabilities of the Business.

                 Names:  has the meaning set forth in Section 5.2(d).

                 Neutral Auditor:  has the meaning set forth in Section 2.7(d).

                 Non-Competition Period: has the meaning set forth in Section 5.1(f).

                 Notice of Arbitration: has the meaning set forth in Section 10.6(b).

                 Owned Intellectual Property:  has the meaning set forth in
Section 3.16.

                 Owned Real Property: the real property owned by Seller and used primarily in the Business, together with all other structures, facilities, improvements, fixtures, systems, equipment and items of property presently or hereafter located thereon attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

                 Permitted Liens: (i) Liens reserved against in the September Balance Sheet, to the extent so reserved, (ii) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on Seller's books in accordance with GAAP, (iii) contract rights of third parties to Contracts, or (iv) Liens that, individually and in the aggregate, do not and would not materially detract from the value of any of the property or assets of the Business or materially interfere with the use thereof as currently used or contemplated to be used or otherwise.

                 Person: any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust, Governmental Authority or other entity.

                 Prime Rate:  has the meaning set forth in Section 2.7(a).

                 Purchase Price:  has the meaning set forth in Section 2.2.

                 Real Property: the Owned Real Property and the Leased Real Property.

                 Release: any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including without limitation, the moving of any materials through, into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

                 Resolution Period:  has the meaning set forth in Section
2.7(c).

                 Seller: has the meaning set forth in the first paragraph of this Agreement.

                 Seller Indemnitees:  has the meaning set forth in Section 9.2.

                 Seller's Arbitrator: has the meaning set forth in Section 10.2(c).

                 September Balance Sheet: has the meaning set forth in Section 3.4.

                 Severance Agreement:  has the meaning set forth in Section
5.2(f).

                 STS Division: has the meaning set forth in Recital A at the head of this Agreement.

                 Subsidiaries: each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

                 Target Net Assets:  has the meaning set forth in Section
2.7(a).

                 Tax: any federal, state, provincial, local or foreign income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof, and including any interest, penalties or additions to tax attributable to the foregoing.

                 Tax Return: any return, report, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                 Technology  License Agreement:  has the meaning set forth in
Section 1.3(c).

                 Title Company:  has the meaning set forth in Section 6.2(f).

                 Trademark Consent Agreement:  has the meaning set forth in
Section 1.3(d).

                 Transaction:  has the meaning set forth in Section 5.1(g).

                 Transaction Expenses:  has the meaning set forth in Section
10.2.

                 Transfer Taxes:  has the meaning set forth in Section 10.8.

                 Transferred Employee:  has the meaning set forth in Section
7.1.

                 Treasury Regulations: the regulations prescribed pursuant to the Code.

                 Window Period:  has the meaning set forth in Section 5.2(d).

                 10.2 Expenses. Except to the extent otherwise provided hereby, Seller, on the one hand, and Buyer, on the other hand, shall bear their respective expenses, costs and fees (including filing fees (if any) required in connection with the HSR Act and attorneys', auditors' and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith (the "Transaction Expenses"), whether or not the transactions contemplated hereby shall be consummated.

                 10.3 Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

                 10.4 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile transmission or telegram.

                          (i)     if to Buyer, to

                                  L-3 Communications Corporation
                                  600 Third Avenue
                                  New York, NY  10016
                                  Facsimile:  212/805-5494
                                  Attention:  Christopher C. Cambria, Esq.

                                  with a copy to:

                                  Whitman Breed Abbott & Morgan LLP
                                  200 Park Avenue
                                  New York, NY  10166
                                  Facsimile:  212/351-3131
                                  Attention:  James P. Gerkis, Esq.

                          (ii)    if to Seller, to

                                  California Microwave, Inc.
                                  555 Twin Dolphin Drive
                                  Redwood City, California 94065
                                  Attn:  George L. Spillane
                                  Facsimile:  650/596-6600

                                  with a copy to:

                                  Richard W. Canady, Esq.
                                  Howard, Rice, Nemerovski, Canady,
                                        Falk & Rabkin
                                  A Professional Corporation
                                  Three Embarcadero Center, 7th Floor
                                  San Francisco, California 94111
                                  Facsimile:  415/399-3041

or, in each case, at such other address as may be specified in writing to the other parties hereto.

                 All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by facsimile or telegram, on the next day following the day on which such facsimile or telegram was sent, provided that a copy is also sent by certified or registered mail.

                 10.5     Miscellaneous.

                          (a)     Headings.  The headings contained in this
Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

                          (b)     Entire Agreement.  This Agreement (including
the Schedules and Exhibits hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                          (c)     Counterparts.  This Agreement may be executed
(including by facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

                          (d)     Governing Law, etc.  This Agreement shall be
governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York without giving effect to the conflict of laws rules thereof. Buyer and Seller hereby irrevocably submit to the jurisdiction of the courts of the State of New York, and the Federal courts of the United States of America located in the Southern District of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any of such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. Buyer and Seller hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.4, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                          (e)     Bulk Sales.  Buyer and Seller hereby waive
compliance by the other with the provisions of the bulk sales laws of any jurisdiction.

                          (f)     Binding Effect.  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

                          (g)     Assignment.  This Agreement shall not be
assignable or otherwise transferable by any party hereto without the prior written consent of the other party hereto; provided that from and after the Closing Buyer shall have the right to assign its rights (but not its obligations) hereunder.

                          (h)     No Third Party Beneficiaries.  Except as
provided in Section 8.2 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

                          (i)     Amendment; Waivers, etc.  No amendment,
modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

                 10.6     Arbitration Procedure.

                          (a)     Buyer and Seller agree that the arbitration
procedure set forth below shall be the sole and exclusive method for resolving and remedying any and all disputes regarding claims for money damages based upon, arising out of or in any way connected with this Agreement or the transactions contemplated herein (the "Disputes"). Nothing in this Section
10.6 shall prohibit a party hereto from instituting litigation to enforce any Final Determination (as defined below). The parties hereby agree and acknowledge that, except as otherwise provided in this Section 10.6 or in the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, the arbitration procedures and any Final Determination hereunder shall be governed by and shall be enforced pursuant to the Uniform Arbitration Act as in effect in the State of New York.

                          (b)     In the event that any party asserts that
there exists a Dispute, such party shall deliver a written notice to each other party involved therein specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same. If no such resolution is reached within 45 days after such delivery of such notice, the party delivering such notice of Dispute (the "Disputing Person") may, within 75 days after delivery of such notice, commence arbitration hereunder by delivering to each other party involved therein a notice of arbitration (a "Notice of Arbitration") and by filing a copy of such Notice of Arbitration with the New York City office of the American

Arbitration Association. Such Notice of Arbitration shall specify the matters as to which arbitration is sought, the nature of any Dispute, the claims of each party to the arbitration and the amount and nature of damages or other relief sought to be recovered as a result of any alleged claim and any other matters required by the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time to be included therein.

                          (c)     Buyer and Seller each shall select one
arbitrator expert in the subject matter of the Dispute (the arbitrators so selected shall be referred to herein as "Buyer's Arbitrator" and "Seller's Arbitrator," respectively). In the event that either party fails to select an arbitrator as set forth herein within 30 days after the delivery of a Notice of Arbitration, then the matter shall be resolved by the arbitrator selected by the other party. Seller's Arbitrator and Buyer's Arbitrator shall select a third independent, neutral arbitrator expert in the subject matter of the Dispute, and the three arbitrators so selected shall resolve the Dispute according to the procedures set forth in this Section 10.6. If Seller's Arbitrator and Buyer's Arbitrator are unable to agree on a third arbitrator within 20 days after their selection, Seller's Arbitrator and Buyer's Arbitrator shall each prepare a list of three independent arbitrators.
Seller's Arbitrator and Buyer's Arbitrator shall each have the opportunity to designate as objectionable and eliminate one arbitrator from the other arbitrator's list within ten days after submission thereof, and the third arbitrator shall then be selected by lot from the arbitrators remaining on the lists submitted by Seller's Arbitrator and Buyer's Arbitrator.

                          (d)     The arbitrators selected pursuant to Section
10.6(c) shall determine the allocation of the costs and expenses of arbitration.

                          (e)     The arbitration shall be conducted in New
York City, under the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, except as otherwise set forth herein or as modified by the agreement of Buyer and Seller. The arbitrators shall conduct the arbitration such that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable, but in no event later than 120 days after the delivery of the Notice of Arbitration nor later than ten days following completion of the arbitration. The Final Determination shall be made in writing, shall state the basis for such determination and shall be agreed upon and signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be). The Final Determination shall be final and binding on all parties, and there shall be no appeal from or reexamination of the Final Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator prejudicing the rights of any party and to correct manifest clerical errors.

                          (f)     Buyer and Seller may enforce any Final
Determination in any state or federal court having jurisdiction over the Dispute. For the purpose of any action or proceeding instituted with respect to any Final Determination, each party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably consents to the service of process by registered mail or personal service and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have as to personal jurisdiction, the laying of the venue of any such action or jurisdiction, the laying of the venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding brought in any court has been brought in an inconvenient form.

                 10.7 Attorneys Fees. In the event any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

                 10.8 Liability for Transfer Taxes. Buyer and Seller shall each be responsible for and pay in a timely manner 50% of all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees ("Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement. Each party hereto shall prepare and timely file all Tax Returns required to be filed in respect of Transfer Taxes (including, without limitation, all notices required to be given with respect to bulk sales taxes) that are the primary responsibility of such party under applicable law; provided, however, that such party's preparation of any such Tax Returns shall be subject to the other party's approval, which approval shall not be withheld or delayed unreasonably.

                 IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                        L-3 COMMUNICATIONS CORPORATION


                                        By:_____________________________________
                                           Name: Robert Mehmel
                                           Title: Vice President

                                        CALIFORNIA MICROWAVE, INC.


                                        By:_____________________________________
                                           Name: George L. Spillane
                                           Title: Vice President and Secretary

                                                                       EXHIBIT A

                             CROSS-LICENSE AGREEMENT

      CROSS-LICENSE AGREEMENT dated as of _________________, 1998 (this "Agreement"), between L-3 Communications Corporation, a Delaware corporation ("L-3"), and California Microwave, Inc., a Delaware corporation ("CMI").

                                    RECITALS

      WHEREAS, L-3 and CMI have entered into that certain Asset Purchase Agreement dated as of December 19, 1997 (the "Purchase Agreement"), in connection with the sale and purchase of the Assets (as defined below) of the Satellite Transmission System Division of CMI (the "STS Division"), which sale and purchase has closed or is closing effective as of the date hereof (the "Closing Date") simultaneously with the execution and delivery of this Agreement; and

      WHEREAS, effective as of the Closing Date the parties hereto and their respective Subsidiaries currently own or have licenses to use various intellectual property rights heretofore used primarily (in some circumstances) and not primarily (in other circumstances) in connection with the Business (as defined below) of the STS Division; and

      WHEREAS, the parties hereto have determined that this Agreement is appropriate in order to effectuate the purposes of the Purchase Agreement as described therein, and in order to promote a clear understanding of their respective intellectual property rights subsequent to the Closing Date;

      NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein and therein, the sufficiency and receipt of which hereby are acknowledged, the parties hereby agree as follows:

      ARTICLE I. DEFINITIONS.

      Section 1.01 General. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate" shall have the meaning set forth in the Purchase Agreement.

      "Agreement" shall have the meaning specified in the first paragraph hereof.

      "Assets" shall have the meaning set forth in the Purchase Agreement.

      "Business" shall have the meaning set forth in the Purchase Agreement.

      "Closing" shall have the meaning set forth in the Purchase Agreement.

      "Closing Date" shall have the meaning specified in the recitals to this Agreement.

      "CMI Intellectual Property" shall have the meaning specified in Section 2.02.

      "Intellectual Property" shall have the meaning set forth in the Purchase Agreement. Notwithstanding the foregoing and for the purposes of this Agreement only, Intellectual Property shall not include: (a) Intellectual Property relating to the GMACS software or to the Universal System Controller; (b) the U.S. patent application serial number No. 08/815,593 filed March 12, 1997 entitled "Wireless Communications Systems Having Fixed and Dynamically Assigned Links" and any right in or to the invention subject thereof throughout the world; or (c) any trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, registrations and applications for registration in respect of any of the intellectual property referred to in either clause (a) or clause (b) above.

      "L-3 Intellectual Property" shall have the meaning specified in Section 2.01.

      "Notice" shall have the meaning specified in Section 10.03.

      "Purchase Agreement" shall have the meaning specified in the recitals to this Agreement.

      "STS Division" shall have the meaning specified in the recitals to this Agreement.

      "Subsidiary", shall have the meaning set forth in the Purchase Agreement.

      "Term" shall have the meaning specified in Section 8.01.

      ARTICLE II. OWNERSHIP OF INTELLECTUAL PROPERTY ASSETS.

      Section 2.01. The parties agree that, as a result of the Closing under the Purchase Agreement, L-3 and its Subsidiaries will acquire and own all right, title and interest, including the right to sue and collect past and future damages, in any Intellectual Property which relates primarily to the Business (the "L-3 Intellectual Property").

      Section 2.02. The parties agree that, as a result of the Closing under the Purchase Agreement CMI and its Subsidiaries own all right, title and interest, including the right to sue and collect past and future damages, in any Intellectual Property which is being used as of the Closing Date in the operation of the Business but does not constitute Intellectual Property that relates primarily to the Business (the "CMI Intellectual Property").

      Section 2.03. The confirmation of ownership of the Intellectual Property rights provided for under Sections 2.01 and 2.02 is subject to all pre-existing third party rights, obligations and restrictions as of the Closing Date.

      ARTICLE III. INTELLECTUAL PROPERTY LICENSES.

      Section 3.01. L-3, on behalf of itself and its Subsidiaries, hereby grants as of the Closing Date to CMI and its Subsidiaries a non-assignable, worldwide, fully paid-up, non-exclusive license for the duration of the Term, including the right to grant sublicenses (but such sublicenses may be granted only to Subsidiaries, contractors for whom Licensee is acting as a subcontractor (who will also have the right to sub-license to end-user customers) and end-user customers of Licensee), under the L-3 Intellectual Property, to manufacture, have manufactured, use, offer to sell, and sell, lease, license or otherwise transfer any and all methods, apparatus, processes, compositions and products, and offer and provide any services, in each case in connection with all fields of activity other than the fields of activity of the Business of L-3. Any sublicense permitted hereunder shall not extend beyond the Term.

      Section 3.02. CMI, on behalf of itself and its Subsidiaries, hereby grants as of the Closing Date to L-3 and its Subsidiaries a non-assignable, worldwide, fully paid-up, non-exclusive license for the duration of the Term, including the right to grant sublicenses (but such sublicenses may be granted only to Subsidiaries, contractors for whom Licensee is acting as a subcontractor (who will also have the right to sub-license to end-user customers) and end-user customers of Licensee), under the CMI Intellectual Property, to manufacture, have manufactured, use, offer to sell, and sell, lease, license or otherwise transfer any and all methods, apparatus, processes, compositions and products, and offer and provide any services, in each case in connection with all fields of activity other than the fields of activity of the business of CMI. Any sublicense permitted hereunder shall not extend beyond the Term.

      Section 3.03. The rights granted by the parties under Sections 3.01 and
3.02 are subject to all pre-existing third party rights, obligations and restrictions as of the Closing Date.

      Section 3.04. Each of the parties hereto understands and agrees that, except as otherwise expressly provided, no party hereto is in this Agreement making any representation or warranty whatsoever, including, without limitation, as to title, value or legal sufficiency. The foregoing provisions of this Section shall not, however, limit, modify or impact in any manner whatsoever any of the representations and warranties of CMI or L-3 in the Purchase Agreement, all of which shall remain unaffected hereby.

      Section 3.05. The rights granted by the parties under Sections 3.01 and
3.02 are limited to the Intellectual Property owned by the parties as of the Closing Date and do not include any intellectual property rights that are acquired or come into existence thereafter.

      Section 3.06. Except as may be specifically provided for in this Agreement or the Purchase Agreement, the parties agree that no party shall be obligated to provide any technical assistance, or to transfer any technical information or documentation associated therewith, to any other party.

      ARTICLE IV. UNDERTAKINGS.

      Section 4.01. To the extent that the grants of Intellectual Property rights and licenses under Article III herein would violate or be prohibited by any agreement with a third party, and such Intellectual Property actually is used by the grantee party, then the granting party undertakes to use reasonable efforts to obtain the necessary consent(s) from such third party so as to be permitted to make such grants. However, each party hereto understands and agrees that no party hereto is, in this Agreement representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications, possibly contemplated by this Agreement will satisfy the provisions of any and all applicable agreements or the requirements of any or all applicable laws or judgments. The foregoing provisions of this Section shall not, however limit, modify or impact in any manner whatsoever any of the representations and warranties of CMI or L-3 in the Purchase Agreement, all of which shall remain unaffected hereby.

      Section 4.02. To the extent a party or its Subsidiaries shall require technical assistance in connection with technology, technical information or software transferred or licensed from another party, then that technical assistance may be provided (but shall not be required to be provided), if at all, pursuant to a separate agreement entered into by the parties pursuant to terms and conditions agreed to by the parties.

      ARTICLE V. CONFIDENTIALITY.

      From and after the Closing Date, each party will, and will cause its Subsidiaries to, hold in strict confidence, and will not use to the detriment of the other party or any of such party's Subsidiaries, all information that is licensed pursuant to this Agreement; provided, however, that either party may disclose any of such information to third parties performing services on behalf of the disclosing party who have a need to know such information in order to perform such services and have agreed in writing to maintain the same confidential. Also, each party may disclose such information to contractors or end user customers of such party who have a need to know such information and have agreed in writing to maintain the confidentiality of the same or, in the case of any such disclosure to the U.S. government, if such party has taken all reasonable steps to maintain the confidentiality of the same. Notwithstanding the foregoing, either party may disclose such information (i) by judicial or administrative process or by other requirements of law, (ii) if the same hereafter is in the public domain through no fault of such party, or (iii) if the same is later acquired by such party from another source and the other party is not aware that such source is under an obligation to another Person to keep such information confidential.

      ARTICLE VI. INFRINGEMENT.

      Section 6.01. If L-3 determines that a person or entity is infringing on or unlawfully using CMI Intellectual

Property, L-3 shall notify CMI. CMI, in its sole discretion, may take all necessary action, including, without limitation, filing suit and enjoining the alleged infringement, at CMI's sole expense; and CMI, as a result thereof, shall retain all damages and other compensation received as a result of taking such actions against such infringement. L-3 shall not take any action in connection with such infringement or unlawful use (including without limitation any action to settle or compromise any such claim, action or proceeding).

      Section 6.02. If CMI determines that a person or entity is infringing on or unlawfully using L-3 Intellectual Property, CMI shall notify L-3. L-3, in its sole discretion, may take all necessary action, including, without limitation, filing suit and enjoining the alleged infringement, at L-3's sole expense; and L-3, as a result thereof, shall retain all damages and other compensation received as a result of taking such actions against such infringement. CMI shall not take any action in connection with such infringement or unlawful use (including without limitation any action to settle or compromise any such claim, action or proceeding).

      ARTICLE VII. INDEMNITY.

      Section 7.01. L-3 agrees to indemnify and hold CMI, its Affiliates and their respective officers, directors, employees and agents, harmless from and against any damages, liabilities, losses and expenses arising out of any claim by any third party, including, without limitation, reasonable attorneys' fees and amounts paid in settlement of any claim, of any kind or nature whatsoever, which may be sustained or suffered as a result of any use by L-3 of CMI Intellectual Property.

      Section 7.02. CMI agrees to indemnify and hold L-3, its Affiliates and their respective officers, directors, employees and agents, harmless from and against any damages, liabilities, losses and expenses arising out of any claim by any third party, including, without limitation, reasonable attorneys' fees and amounts paid in settlement of any claim, of any kind or nature whatsoever, which may be sustained or suffered as a result of any use by CMI of L-3 Intellectual Property.

      ARTICLE VIII. TERM AND TERMINATION.

      Section 8.01. This Agreement shall commence on the Closing Date and shall continue for a period of one year thereafter unless sooner terminated as provided herein (the "Term").

      Section 8.02. This Agreement may be terminated by any party with respect to the other party upon written notice to the other party if the other party fails to perform or otherwise breaches in any material respect an obligation under this Agreement; provided, however, that such party failing to perform or otherwise breaching shall have 30 days from the date notice of intention to terminate is received to cure the failure to perform or breach of an obligation.

      Section 8.03. This Agreement shall terminate automatically without action by either party if any party shall cease or threaten to cease paying its debts when due in the ordinary course or to carry on its business, become insolvent, propose a compromise or arrangement with its creditors or otherwise take advantage of any law for the relief of debtors, a receiver is appointed for any of the other party's assets or any step or proceeding is taken to have the other party declared bankrupt or be liquidated, dissolved, wound up or reorganized.

      Section 8.04. Termination under this Section 8 will be effected by notice given by the terminating party to the other party, except with respect to a situation described in Section 8.03 where no notice shall be required.

      Section 8.05. Any termination of this Agreement shall not affect any of the rights of either party hereto which shall have arisen prior to such termination.

      Section 8.06. Upon termination or expiration of this Agreement, (a) each party's rights with respect to use of the other party's Intellectual Property in any way shall be as if this Agreement had not been entered into, and (b) each party shall cease using the other party's Intellectual Property immediately in any way.

      ARTICLE IX. MISCELLANEOUS.

      Section 9.01. Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the entire agreement and understanding between and among the parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings among the parties with respect to such subject matter.

      Section 9.02. Counterparts. This Agreement may be executed with counterpart signature pages or in one or more counterparts, all of which shall be one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the parties.

      Section 9.03. Notices. All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a "Notice") shall be in writing and shall be sufficiently given (a) if hand delivered or sent by telecopy, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

      If to L-3:

      L-3 Communications Corporation
      600 Third Avenue
      New York, NY 10016
      Attention: Christopher C. Cambria, Esq.

      with a copy to:

      Whitman Breed Abbott & Morgan LLP
      200 Park Avenue
      New York, NY 10166
      Attention: James P. Gerkis, Esq.

      If to CMI:

      California Microwave, Inc.
      555 Twin Dolphin Drive
      Redwood City, California 94065
      Attn: George L. Spillane

      with a copy to:

      Richard W. Canady, Esq.
      Howard, Rice, Nemerovski, Canady,
        Falk & Rabkin
      A Professional Corporation
      Three Embarcadero Center, 7th Floor
      San Francisco, California 94111

or such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed given upon receipt.

      Section 9.04. Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish the other party's right to demand strict performance thereafter of that or any other provision hereof.

      Section 9.05. Amendments. This Agreement may be amended, supplemented or waived only by a subsequent writing signed by each of the parties.

      Section 9.06. Assignment. This Agreement may not be assigned by any party without the consent of the other parties.

      Section 9.07. Successors and Assigns. All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

      Section 9.08. Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that becomes a Subsidiary of such party on and after the Closing Date.

      Section 9.09. Third Party Beneficiaries. Except with respect to indemnified parties referred to in Article VII, each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

      Section 9.10. Specific Performance. Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that in the event of a breach or threatened breach of any provision of this Agreement by either party, the other party, may, in addition to all other remedies, immediately obtain and enforce injunctive relief prohibiting the breach or compelling specific performance without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

      Section 9.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

      Section 9.12. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                             L-3 COMMUNICATIONS CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             CALIFORNIA MICROWAVE, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT B

                          TECHNOLOGY LICENSE AGREEMENT

      TECHNOLOGY LICENSE AGREEMENT dated as of ___________, 1998 (this "Agreement"), between L-3 Communications Corporation, a Delaware corporation ("Licensor"), and California Microwave, Inc., a Delaware corporation ("Licensee").

                                    RECITALS

      WHEREAS, Licensor and Licensee have entered into that certain Asset Purchase Agreement dated as of December 19, 1997 (the "Asset Purchase Agreement"), in connection with the sale and purchase of certain assets of the Satellite Transmission System Division of Licensee (the "STS Division"), which sale and purchase has closed or is closing as of the date hereof (the "Closing Date") simultaneously with the execution and delivery of this Agreement; and

      WHEREAS, Licensor wishes to grant to Licensee a license to the Software, the Patent Application and the USC (each as defined below), on the terms and conditions hereof; and

      WHEREAS, Licensee wishes to acquire a license from Licensor to the Software, the Patent Application and the USC on the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein and therein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

      ARTICLE I. DEFINITIONS

      Section 1.01. General. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Field of Use" shall mean use in satellite earth stations contracted for by the United States Government.

      "Patent Application" shall mean U.S. patent application serial number No. 08/815,593 filed March 12, 1997 entitled "Wireless Communications System Having Fixed and Dynamically Assigned Links" and any United States patents issued pursuant to such patent application, including any additions, divisions, reissues, continuations or continuations in part, renewals and extensions thereof.

      "Person" shall mean any natural person, firm, partnership, association, corporation, company, trust, business trust, governmental authority or other entity.

      "Software" shall mean the current version of the GMACS software (GMACS 16) and related know-how, including source code, object code and associated documentation as distributed by Licensee to its customers on or prior to the Closing Date, and the current version of any software and related know-how, including source code, object code and associated documentation, incorporated in the USC as distributed by Licensee to its customers on or prior to the Closing Date.

      "Subsidiary" shall mean each corporation or other Person in which Licensee owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

      "USC" shall mean the Universal Systems Controller product as distributed by Licensee to its customers on or prior to the Closing Date, but excluding any and all software incorporated therein.

      ARTICLE II. LICENSE

      Section 2.01. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, worldwide, perpetual, fully paid-up, nonterminable right and license under any and all patents, copyrights, trade secrets, know-how, and any and all other intellectual property and proprietary rights (i) to copy, support and use the Software within Licensee and its Subsidiaries only (as well as new versions thereof created pursuant to Article IV) in the Field of Use, as well as any documentation relating thereto, and (ii) except for the Software as incorporated in the USC, to make, have made, use, sell, license, lease or otherwise transfer the USC (as well as improvements thereto made under Article IV) in the Field of Use. In addition to the foregoing, and subject to the terms and conditions of this Agreement, Licensor hereby grants to licensee a non-exclusive, worldwide, perpetual, fully paid-up, nonterminable, right and license within the Field of Use under any and all patents, copyrights, trade secrets, know-how, and any and all other intellectual property and proprietary rights (x) to sublicense third parties to use object code versions of the Software and documentation concerning the use thereof, and
(y) to
sublicense the source code for the Software for internal use by sublicensee and to the extent necessary to enable Licensee or its sublicensee to fulfill its contractual obligations to the U.S. Government in accordance with ordinary and reasonable U.S. Government contracting practices, subject, inter alia, to the restrictions of Article III hereof. Any sublicensee must impose such terms and conditions as Licensor may reasonably specify for protecting its rights in and to the Software, the USC and the Patent Application and shall not be in conflict with this Agreement. Any such sublicense shall be personal to and non-transferable by, the sublicensee.

      Section 2.02. Pursuant to the license hereunder, and subject, inter alia, to Article III hereof, Licensee, as well as any third party working for or on behalf thereof or permitted sublicensee, may use the Software on any computers, at any location, by any number of users, and on any number of computers at any time.

      Section 2.03. Subject to the terms and conditions of this Agreement, (including but not limited to Section 2.05 hereof) Licensor hereby grants to Licensee a non-exclusive, perpetual, fully paid-up, non-terminable right and license under the Patent Application to make, have made, use, sell, license, lease or otherwise transfer products covered thereby.

      Section 2.04. Licensee shall make no use of the Software or the USC, except as expressly permitted by the licenses granted under this Agreement.

      Section 2.05. None of the rights and licenses granted hereunder to Licensee shall be used in contravention of or to avoid full compliance with the provisions of Section 5.1(f) of the Asset Purchase Agreement.

      Section 2.06. Licensor extends no right or license under any of its intellectual property or in or to any of its products, services or assets except to the extent as expressly set forth in (a) this Agreement, (b) the Cross-License Agreement of even date herewith between Licensor and Licensee, and
(c) the Trademark License Agreement of even date herewith between Licensor and Licensee.

      Section 2.07. If Licensee determines that a person or entity is infringing or unlawfully using any intellectual property relating to the Software, the USC or the Patent Application, Licensee shall notify Licensor. Licensor, in its sole discretion, may take all necessary action, including, without limitation, filing suit and enjoining the alleged infringement, at Licensor's sole expense; and Licensor, as a result thereof, shall retain all damages and other compensation received as a result of taking such actions against such infringement. Licensee shall not take any action in connection with such infringement or unlawful use (including without limitation any action to settle or compromise any such claim, action or proceeding).

      ARTICLE III. NONDISCLOSURE

      Licensee shall maintain the source code for the Software confidential, and shall not disclose such source code to any third party except (i) for third parties performing services on behalf of Licensee who have a need to know such source code in order to perform such services and have agreed in writing to maintain the same confidential, (ii) for contractors with respect to which Licensee is acting as subcontractor who have a need to know such source code in order to perform services for the U.S. Government and have agreed in writing to maintain the confidentiality of the same, (iii) for the U.S. Government, as may be required by U.S. government procurement regulations so long as Licensee takes all reasonable steps to maintain the confidentiality of the same or (iv) as may be required under software escrow arrangements required by such contractors or the U.S. Government so long as Licensee takes all reasonable steps to maintain the confidentiality of the same.

      ARTICLE IV. RIGHT TO MODIFY THE SOFTWARE AND USC

      Subject to the terms and conditions of this Agreement, Licensee shall have the right within the Field of Use, in its sole discretion, either by itself or by a third party, to make improvements to the USC, and to create new versions of the Software. Any such improvements to the USC and any such new versions of the Software made by Licensee after the execution of this Agreement shall be owned exclusively by Licensee, and Licensor shall have no right therein.

      ARTICLE V. REPRESENTATIONS AND WARRANTIES

      Neither party makes any representations or warranties under this Agreement, whether express or implied, except for those representations and warranties made in the Asset Purchase Agreement which are incorporated herein by reference in their entirety.

      ARTICLE VI. GMACS AND USC TRADEMARKS

      Licensee acknowledges that Licensor is the sole owner of the GMACS and USC trademarks throughout the world and shall make no use thereof or of any trademark, trade name, service mark or other designation confusingly similar thereto anywhere in the world, except as expressly provided in the Trademark License Agreement entered into between Licensor and Licensee concurrently herewith.

      ARTICLE VII. INDEPENDENT CONTRACTORS

      The parties hereto are acting as independent contractors in connection with this Agreement and nothing herein shall be deemed to cause this Agreement to create an agency, partnership or joint venture between the parties.

      ARTICLE VIII. INDEMNIFICATION

      Licensee acknowledges that the Software, the USC and the invention that is the subject of the Patent Application were designed and developed by its STS Division prior to the Closing Date. Licensee agrees to indemnify and hold Licensor, its Affiliates and their respective officers, directors, employees and agents, harmless from and against any damages, liabilities, losses and expenses, (including, without limitation, reasonable attorneys' fees) and amounts paid in settlement of any claim, of any kind or nature whatsoever, which may be sustained or suffered as a result of any cause of action, claim, demand, suit or proceeding asserted by Licensee or any third party that relates to or arises from any manufacture, use, sale, lease, license or other transfer by Licensee, any Affiliate or sublicensee of Licensee or any transferee from Licensee, such Affiliate or such sublicensee, of the USC, the Software or any product or method relating to the Patent Application (including, without limitation, processing, packaging, distribution, or advertising of any thereof).

      ARTICLE IX. ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement and understanding between and among the parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings, whether written or oral, among the parties with respect to such subject matter.

      ARTICLE X. COUNTERPARTS

      This Agreement may be executed with counterpart signature pages or in one or more counterparts, all of which shall be one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the parties.

      ARTICLE XI. NOTICES

      All notices, consents, requests, waivers or other communications required or permitted under this Agreement

(each a "Notice") shall be in writing and shall be sufficiently given (a) if hand delivered or sent by telecopy, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

      If to Licensor:

      L-3 Communications Corporation
      600 Third Avenue
      New York, NY 10016
      Attention: Christopher C. Cambria, Esq.

      with a copy to:

      Whitman Breed Abbott & Morgan LLP
      200 Park Avenue
      New York, NY 10166
      Attention: James P. Gerkis, Esq.

      If to Licensee:

      California Microwave, Inc.
      555 Twin Dolphin Drive
      Redwood City, California 94065
      Attn: George L. Spillane

      with a copy to:

      Richard W. Canady, Esq.
      Howard, Rice, Nemerovski, Canady,
        Falk & Rabkin
      A Professional Corporation
      Three Embarcadero Center, 7th Floor
      San Francisco, California 94111

or such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed given upon receipt.

      ARTICLE XII. WAIVERS

      The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish the first party's right to demand strict performance thereafter of that or any other provision hereof.

      ARTICLE XIII. AMENDMENTS

      This Agreement may be amended, supplemented or waived only by a subsequent writing signed by each of the parties.

      ARTICLE XIV. HEADINGS

      Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

      ARTICLE XV. SUCCESSORS AND ASSIGNS

      All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties.

      ARTICLE XVI. THIRD PARTY BENEFICIARIES

      Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

      ARTICLE XVII. SPECIFIC PERFORMANCE

      Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that, in the event of a breach or threatened breach of any provision of this Agreement by either party, the other party, may, in addition to all other remedies, immediately obtain and enforce injunctive relief prohibiting the breach or compelling specific performance without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

      ARTICLE XVIII. GOVERNING LAW

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

      ARTICLE XIX. SEVERABILITY

      If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby.

      ARTICLE XX. ASSIGNMENT

      Licensee may not assign this Agreement or any of the licenses granted hereby without the prior written consent of Licensor; provided, however, that, in case of any partial assignment of this Agreement relating solely to GMACS or the USC, such consent shall not be unreasonably withheld. Licensor may assign this Agreement to any person in Licensor's sole discretion.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                             L-3 COMMUNICATIONS CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             CALIFORNIA MICROWAVE, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT C

                           TRADEMARK LICENSE AGREEMENT

      Trademark License Agreement dated as of _________, 1998 (this "Agreement"), between L-3 Communications Corporation, a Delaware corporation ("Licensor"), and California Microwave, Inc., a Delaware corporation ("Licensee").

                                    RECITALS

      WHEREAS, Licensee and Licensor have entered into that certain Asset Purchase Agreement dated as of December 19, 1997 (the "Purchase Agreement"), in connection with the sale and purchase of certain assets of the Satellite Transmission System Division of Licensor (the "STS Division"), which sale and purchase has closed or is closing as of the date hereof (the "Closing Date") simultaneously with the execution and delivery of this Agreement;

      WHEREAS, the STS Division has for many years used the trademark GMACS in connection with the GMACS Product (as defined below);

      WHEREAS, the STS Division has for many years used the trademark USC in connection with the USC Product (as defined below);

      WHEREAS, the Government Electronics Division of Licensee has distributed the GMACS Product and the USC Product for use in satellite earth stations contracted for by the United States Government (the "CMI Market");

      WHEREAS, Licensee wishes to use the mark GMACS within the CMI Market from and after the Closing Date for a reasonable period of time to permit a transition to a replacement mark which does not include the formative GMACS; and

      WHEREAS, Licensee wishes to use the mark USC within the CMI Market from and after the Closing Date for a reasonable period of time to permit a transition to a replacement mark which does not include the formative USC;

      NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein and therein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

      ARTICLE I. DEFINITIONS

      Section 1.01. General. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate" shall have the meaning set forth in the Purchase Agreement.

      "Agreement" shall have the meaning set forth in the first paragraph hereof.

      "Closing Date" shall have the meaning specified in the recitals to this Agreement.

      "CMI Market" shall have the meaning set forth in the recitals to this Agreement.

      "GMACS Product" shall mean the current version of GMACS (GMACS 16) software as distributed by Licensee to its customers on or before the Closing Date.

      "Notice" shall have the meaning specified in Section 10.03.

      "Purchase Agreement" shall have the meaning specified in the recitals to this Agreement.

      "STS Division" shall have the meaning specified in the recitals to this Agreement.

      "Trademarks" shall mean the GMACS and USC trademarks.

      "USC Product" shall mean the Universal Systems Controller product as distributed by Licensee to its customers on or before the Closing Date.

      ARTICLE II. LICENSE

      Section 2.01. Licensor hereby grants to Licensee, on the terms and conditions set forth herein, a non-exclusive, worldwide, fully-paid-up license
(a) to use the trademark GMACS in connection with the promotion and distribution of the GMACS Product, and (b) to use the trademark USC in connection with the promotion and distribution of the USC Product.

      Section 2.02. Licensee and its Affiliates shall not use, and shall not permit the use of any Trademark outside the CMI Market.

      Section 2.03. Licensee shall only use the Trademarks in connection with products adhering to Licensor's quality standards, which may be modified by Licensor from time to time in its sole discretion. Licensee shall only use the Trademarks in a manner as approved by Licensor, which may be modified by Licensor from time to time in its sole discretion. Licensee recognizes the high reputation of the GMACS Product and the USC Product and that it is essential to Licensor's interests that Licensor's quality standards be maintained at all times.

      Section 2.04. Licensee will use the Trademarks strictly in compliance with applicable legal requirements and will use such markings in connection therewith as may be required for such compliance.

      Section 2.05. Licensor may terminate this Agreement due to a material breach by Licensee. For purposes of this Agreement, "material breach" by Licensee shall include but shall not be limited to (a) any failure to observe Licensor's quality standards, and (b) any use of the Trademarks other than a use approved by Licensor.

      Section 2.06. (a) Within a reasonable period of time following the Closing Date (and in any event by thirty (30) days thereafter), Licensee will adopt a mark not including the formative GMACS or any word or symbol confusingly similar thereto to replace the GMACS mark. Notwithstanding the foregoing, neither Licensee nor any Affiliate thereof shall use or permit the use of the GMACS mark or of any trademark, service mark or trade name including the formative GMACS or any word or symbol confusingly similar thereto anywhere in the world after the date that is 180 days after the Closing Date.

            (b) Within a reasonable period of time following the Closing Date, (and in any event by thirty (30) days thereafter), Licensee will adopt a mark not including the formative USC or any word or symbol confusingly similar thereto to replace the USC mark. Notwithstanding the foregoing, neither Licensee nor any Affiliate thereof shall use or permit the use of the USC mark or of any trademark, service mark or trade name including the formative USC or any word or symbol confusingly similar thereto anywhere in the world after the date that is 180 days after the Closing Date.

      Section 2.07. The parties agree that, subject to the rights of Licensee hereunder, the GMACS and USC trademarks are and shall be owned exclusively by Licensor and Licensee will execute and deliver such instruments of title as Licensor may request to confirm such ownership by Licensor. Any and all use of the Trademarks by Licensee shall inure to the benefit of Licensor.

      Section 2.08. None of the rights and licenses granted hereunder to Licensee shall be used in contravention of or to avoid full compliance with the provisions of Section 5.1(f) of the Purchase Agreement.

      Section 2.09. If Licensee determines that a person or entity is infringing or unlawfully using the GMACS mark, the USC mark or any trademark, service mark or trade name confusingly similar thereto, Licensee shall notify Licensor. Licensor, in its sole discretion, may take all necessary action, including, without limitation, filing suit and enjoining the alleged infringement, at Licensor's sole expense; and Licensor, as a result thereof, shall retain all damages and other compensation received as a result of taking such actions against such infringement. Licensee shall not take any action in connection with such infringement or unlawful use (including without limitation any action to settle or compromise any such claim, action or proceeding).

      Section 2.10. Neither party makes any representations or warranties under this Agreement (it being understood and agreed that any representations and warranties relating to the subject matter of this Agreement are made in the Purchase Agreement).

      ARTICLE III. INDEMNIFICATION

      Licensee acknowledges that the GMACS Product and the USC Product were designed and developed by its STS Division prior to the Closing Date. Licensee agrees to indemnify and hold Licensor, and its officers, directors, affiliates, employees and agents, harmless from and against any damages, liabilities, losses and expenses, (including, without limitation, reasonable attorneys' fees) and amounts paid in settlement of any claim, of any kind or nature whatsoever, which may be sustained or suffered as a result of any use by Licensee of the Trademarks (including, without limitation, whether by manufacturing, processing, packaging, distribution, sale or advertising)

      ARTICLE IV. MISCELLANEOUS

      Section 4.01. Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the entire agreement and understanding between and among the parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings among the parties with respect to such subject matter.

      Section 4.02. Counterparts. This Agreement may be executed with counterpart signature pages or in one or more counterparts, all of which shall be one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the parties.

      Section 4.03. Notices. All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a "Notice") shall be in writing and shall be sufficiently given (a) if hand delivered or sent by telecopy, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

      If to Licensor:

      L-3 Communications Corporation
      600 Third Avenue
      New York, NY 10016
      Attention: Christopher C. Cambria, Esq.

      with a copy to:

      Whitman Breed Abbott & Morgan LLP
      200 Park Avenue
      New York, NY 10166
      Attention: James P. Gerkis, Esq.

      If to Licensee:

      California Microwave, Inc.
      555 Twin Dolphin Drive
      Redwood City, California 94065
      Attn: George L. Spillane

      with a copy to:

      Richard W. Canady, Esq.
      Howard, Rice, Nemerovski, Canady,
         Falk & Rabkin
      A Professional Corporation
      Three Embarcadero Center, 7th Floor
      San Francisco, California 94111

or such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed given upon receipt.

      Section 4.04. Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish the other party's right to demand strict performance thereafter of that or any other provision hereof.

      Section 4.05. Amendments. This Agreement may be amended, supplemented or waived only by a subsequent writing signed by each of the parties.

      Section 4.06. Successors and Assigns. All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

      Section 4.07. Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that becomes a Subsidiary of such party on and after the Closing Date.

      Section 4.08. Third Party Beneficiaries. Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

      Section 4.09. Specific Performance. Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that in the event of a breach or threatened breach of any provision of this Agreement by either party, the other party, may, in addition to all other remedies, immediately obtain and enforce injunctive relief prohibiting the breach or compelling specific performance without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

      Section 4.10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

      Section 4.11. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                             L-3 COMMUNICATIONS CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             CALIFORNIA MICROWAVE, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                 EXHIBIT D

                            STS SUPPLY AGREEMENT

      THIS STS SUPPLY AGREEMENT (this "Agreement") is dated ____________ __, 1998 and is entered into between California Microwave, Inc., a Delaware corporation ("CMI"), and L-3 Communications Corporation, a Delaware corporation ("L-3").

                                  RECITALS

      A. CMI and L-3 have entered into an asset purchase agreement dated as of December 19, 1997 (the "Purchase Agreement") with respect to the acquisition by L-3 from CMI of certain assets of the business of designing, integrating and installing satellite communications systems in the United States and certain other countries (such business is the "STS Division").

      B. CMI and L-3 each desire to continue at favored customer prices certain supply arrangements currently in effect between the STS Division of CMI, on the one hand, and other subsidiaries and divisions of CMI, on the other hand, after the date of closing (the "Closing Date") of the purchase by L-3 of the assets of CMI contemplated by the Purchase Agreement.

      NOW THEREFORE, as a condition to the closing of the transactions contemplated by the Purchase Agreement, and in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the parties hereto agree as follows:

      1. Supply of Products by CMI. Upon the terms and subject to the conditions hereof, for two years from the Closing Date, CMI shall, or shall cause its subsidiaries (including EF Data Corp. ("EF Data")) to, sell to L-3, and L-3 shall purchase from CMI and/or its subsidiaries the following products and subassemblies (the "STS Products") needed in operating the STS Division's business after the Closing Date that CMI or EF Data currently supplies to the STS Division: satellite communications modems, codecs, transceivers, converters, Verticom "brick" converter modules (the "Brick Modules"), the ICU-64 Channel Unit for LYNXX (the "LYNXX"), the PL/5617-1 Modulator card for PROGENY (the "Card") (the Brick Modules, the LYNXX and the Card are the "Source Products") and network products. Without limiting the obligation of L-3 to purchase STS Products under the preceding sentence, the quantities of STS Products to be purchased by L-3 pursuant to this Section shall be at the sole discretion of L-3 and no minimum quantities of STS Products are required to be purchased hereunder, Notwithstanding the preceding two sentences, if CMI provides written notice to L-3 specifying any STS Products subject to this Section that CMI intends to discontinue making or selling, CMI will be relieved of any obligation to sell to L-3 any such product as of one year from the date that CMI so notifies L-3.

      2. Provision of Services by L-3. For two years from the Closing Date, CMI shall exclusively engage L-3 to provide the following services (the "Services") to CMI for the benefit of CMI's customers that have requested CMI to arrange for the procurement of satellite communications system engineering and/or satellite communications systems integration services for commercial (ie, non-U.S. government) projects or for foreign governmental authorities projects: system design, integration, installation and/or program management. Without limiting the obligation of CMI to purchase the Services under the preceding sentence, the quantities of Services to be purchased by CMI pursuant to this Section shall be at the sole discretion of CMI and no minimum quantities of Services are required to be purchased hereunder. Notwithstanding the preceding two sentences, if L-3 provides written notice to CMI specifying any Services subject to this Section that L-3 intends to discontinue providing, L-3 will be relieved of any obligation to provide to CMI any such Services as of one year from the date that L-3 so notifies CMI.

      3. SIVAM Project.

            (a) It is the understanding of the parties that in connection with the SIVAM project proposals, as currently proposed or as may otherwise be amended (the "SIVAM Proposals"), L-3 shall have exclusive access to and communication with Raytheon Corporation ("Raytheon"), whether oral or written, exclusive of CMI or any of its subsidiaries (including, without limitation, CMI's Microwave Networks division (the "MN Division"), CMI's Microwave Data Systems division ("Data Systems") and EF Data, with respect to or in connection with the SIVAM Project including, without limitation, any proposal, discussion, marketing, negotiation, pricing, settlement, procurement, arrangement or understanding with respect to the SIVAM Project.

            (b) From the Closing Date to December 31, 1998 (the "Supply Period"), CMI shall, and shall cause its subsidiaries (including EF Data) to, deliver to L-3 the products specified in the SIVAM Proposals (the "SIVAM Products") in accordance with the quantities, product specifications and time period proposed by such divisions in the SIVAM Proposals, and L-3 shall purchase, during such Supply Period, the SIVAM Products from such divisions or subsidiaries in accordance with the SIVAM Proposals, provided that:

                  (i) CMI accepts the terms and conditions of and performs its duties under, as subcontractor to L-3, the contract or agreement awarded by Raytheon to L-3 for the SIVAM Project, including, without limitation, payments made under a vendor trust arrangement generally required by Raytheon; and

                  (ii) the pricing for each SIVAM Product quoted by CMI (including EF Data, the MN Division and Data Systems) is competitive with, and in no event more than 5% above, any proposal made in good faith by a legitimate party which seeks to sell such SIVAM Product to L-3 and which agrees to perform the duties and obligations as a subcontractor to L-3 under the SIVAM Project with respect to such Product. In the event that L-3 is permitted to purchase a SIVAM Product from a party other than CMI or EF Data pursuant to this clause (ii) because that product has not met the conditions set forth in this clause (ii), L-3 will remain obligated to purchase from CMI all of the other SIVAM Products so long as those products meet the conditions in this clause (ii) and clause (i) above and subject to the other terms and conditions hereof.

      As used herein, the term "Product" shall mean a STS Product or a SIVAM Product.

      4. Prices.

            (a) Source Products. CMI shall sell (or cause its subsidiaries to sell) each Source Product to L-3 at the unit price (the "Unit Price") listed for such Source Products on Schedule 4(a) attached hereto. The prices set forth in
Schedule 4(a) are not subject to increase during the first six months from the Closing Date. Thereafter, CMI, or its subsidiaries, may increase such prices, except that in no event shall (i) the Unit Price of any Source Product be less favorable than the unit price given to other customer for such Source Product in like quantities and (ii) any such increase in price increase the gross margin percentage of CMI or its subsidiaries with respect to such Source Product from its current gross margin percentage thereon. Upon L-3's written request, CMI will provide L-3 with reasonable access during normal business hours to the books and records of CMI and its subsidiaries for the sole purpose of verifying the gross margin percentages with respect to the Source Products.

            (b) STS Products. CMI shall sell (or cause its subsidiaries to sell) the STS Products, other than the Source Products, at prices no less favorable than the prices given to other customers of such products in like quantities.

            (c) Services. L-3 shall provide the Services to CMI at prices no less favorable than the prices given to other customers of such Services in like quantities.

      5. Additional Terms and Conditions.

            (a) CMI Terms and Conditions. Any sale of the STS Products by CMI or any of its subsidiaries under this Agreement shall be subject to and governed by the then-current standard terms and conditions (including as to warranty) of CMI (or its subsidiaries), which terms and conditions shall be no less favorable that those given to other customers for the same or similar products.

            (b) L-3 Terms and Conditions. Any sale of the Services by L-3 under this Agreement shall be subject to and governed by the then-current standard terms and conditions (including as to warranty) of L-3, which terms and conditions shall be no less favorable that those given to other customers for the same or similar services.

       6. Specifications. CMI shall, or cause its subsidiaries to, manufacture and deliver the STS Products in accordance with the electrical, mechanical, physical, environmental and other specifications as in effect as of the Closing Date, or if the STS Product is a non-standard product, then according to the specifications agreed to in writing by L-3 and CMI from time to time. In the event an improvement or a technical change in the specifications of the STS Products is made by CMI, CMI shall be required to provide the STS Products which meet such improved or changed specifications; provided, however, that no such improvement or change in specifications shall be made to LYNXX without the prior written consent of L-3. CMI shall, or cause its subsidiaries to, manufacture and deliver the SIVAM Products to L-3 in accordance with the specifications therefor in the SIVAM Proposals.

       7. Maintenance of Standards. If CMI fails to maintain the quality, delivery or performance standards currently applicable to the Products, or fails to achieve standards of quality or performance specified by CMI with respect to new variations of the standard Products, then L-3 shall have such remedies as may be provided in the then-current standard terms and conditions of CMI, and, if CMI fails to cure any such deficiency in any Product within 60 days after written notice thereof by L-3, L-3 shall no longer be obligated to purchase such Product pursuant to this Agreement.

       8. Ordering. Each order by L-3 for STS Products (a "Purchase Order") will specify the STS Products, the quantity, the appropriate specifications corresponding to such STS Products (if necessary), and the date of delivery, provided that the number of days from the date of the Purchase Order through the date of delivery is at least 60 days. Notwithstanding the foregoing, the parties hereafter may agree in writing to use a blanket purchase agreement with specific agreed call out schedules in lieu of the foregoing ordering mechanism. Orders by L-3 for SIVAM Products shall be made in accordance with the SIVAM Proposals.

      9. Delivery.

            (a) All STS Products will be delivered freight paid F.O.B. (CMI's (or its subsidiary's) plant).

            (b) L-3 reserves the right to inspect the STS Products and to confirm the quantity of the STS Products within 30 days from the date of delivery. Any claims for discrepant deliveries shall be reported by L-3 to CMI in writing within such 30-day period. If L-3 fails to make such a claim within the time specified, such order will be deemed accepted by L-3. Upon CMI receiving notice from L-3 of such discrepancy, L-3 will have such remedies as may be provided in the then-current standard terms and conditions of CMI.

            (c) CMI undertakes to keep L-3 promptly and regularly informed of difficulties that CMI expects in meeting L-3's needs for delivery in accordance with lead time(s) stated in any Purchase Order.

            (d) CMI shall deliver the SIVAM Products in accordance with the SIVAM Proposal.

      10. Raw and Packaging Materials. CMI will purchase and supply all raw materials and packaging materials necessary for the manufacture of the STS Products. CMI will be responsible for the sampling and testing of all such raw materials and packaging materials and for ensuring an adequate inventory of such raw materials and packaging materials to supply the STS Products.

      11. Terms of Sale. With respect to any Products or Services sold hereunder, the selling party will invoice the other party at the time of delivery or provision. Each invoice will be itemized in reasonable detail. The non-selling party will pay to the selling party the amount of such invoice within 60 days of the date of such invoice.

      12. Confidentiality. Each party will preserve the confidentiality of the other party's Confidential Information (defined below), will not use same except in connection with the performance of its obligations hereunder, and will return same upon request by the other party. This Section will survive expiration or earlier termination of this Agreement for a period of three years thereafter. "Confidential Information" means all proprietary information (including but not limited to formulas, compilations, data, know-how, specifications, techniques, inventions, devices, projections, drawings and plans, whether of a technical, operational, financial or other nature) which hereafter is, or in the past has been, disclosed in writing and marked as confidential by either party (the "Disclosing Party") to the other party (the "Receiving Party"), and which is of such a nature that its value would be impaired if disclosed to third parties, but shall not include any such information that: (i) becomes part of the public domain through no fault of the Receiving Party; (ii) at the time of receipt is known to the Receiving Party as shown by its written records; (iii) becomes known to the Receiving Party from another source and the Receiving Party is not aware that such source is under an obligation to another Person to keep such information confidential; or (iv) is required to be disclosed by the Receiving Party as a result of judicial or administrative process or by other requirements of law.

      13. Indemnity.

            (a) With respect to any Products or Services sold hereunder, the selling party agrees to indemnify and hold the other party and its affiliates and their respective officers, directors, employees and agents, harmless from and against any damages, liabilities, losses, expenses, (including, without limitation, reasonable attorneys' fees) and amounts paid in settlement of any claim, of any kind or nature whatsoever, which may be sustained or suffered as a result of the infringement or alleged infringement of the copyrights or

U.S. patents of third parties or the breach by CMI of its represention in the fourth sentence of Section 3.16 of the Purchase Agreement, and to defend, at its expense, any actions, claims or suits against purchasing party based upon such infringement or alleged infringement. If the use of any products furnished hereunder is enjoined as a result of such a suit, the selling party at its option, and at no expense to the other party, shall obtain for the other party the right to use said products, substitute an equivalent product reasonably acceptable to selling party and extend this indemnity thereto, or accept the return of products and reimburse the other party the purchase price thereof, less a charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright to the extent due to the combination of any products furnished by the selling party and other elements not supplied by or on behalf of the selling party nor does it extend to any products to the extent such products infringe as a result of the other party's design or formula.

            (b) The purchasing party agrees to notify the selling party in writing of any suit. At its request and at its expense the selling party shall have the right to control the defense of said suit. Except with the prior written consent of the purchasing party, no selling party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the purchasing party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such purchasing party of a release from all liability with respect to such claim or litigation. In the event that the purchasing party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the selling party might be expected to affect adversely the purchasing party's tax liability or the ability of the purchasing party to conduct its business, or that the purchasing party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the selling party in respect of such claim or any litigation relating thereto, the purchasing party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the selling party, provided that if the purchasing party does so take over and assume control, the purchasing party shall not settle such claim or litigation without the written consent of the selling party, such consent not to be unreasonably withheld. In the event that the selling party does not accept the defense of any matter as above provided, the purchasing party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the selling party and the purchasing party shall cooperate in the defense of any claim or litigation subject to this Section and the records of each shall be available to the other with respect to such defense.

            (c) The foregoing Sections 13(a) and (b) state the entire liability of the selling party for patent or copyright infringement. This Section will survive the expiration or earlier termination of this Agreement.

      14. Term. This Agreement shall commence on the date first set forth above and shall expire on the second anniversary of the Closing Date unless earlier terminated pursuant to Section 15.

      15. Termination.

            (a) Either party may terminate this Agreement for any material breach of this Agreement by the other party if the party seeking to terminate has specified such breach in writing and such breach has not been cured by the breaching party within thirty (30) days after receipt of the written notice.

            (b) Termination under this Section will be effected by notice given by the terminating party to the other party.

            (c) Any termination of this Agreement will not affect any of the rights of either party hereto that arose prior to such termination or any liability resulting from either party's breach of this Agreement.

      16. Consequences of Termination. Upon expiration or earlier termination of this Agreement, each party will promptly return to the other all documents, samples and other tangible items containing or representing Confidential Information and all copies thereof, and certify, if requested by the other party, that it has complied with the terms of this sentence. This Section will survive expiration or earlier termination of this Agreement.

      17. Sales Convey No Right to Manufacture or Copy. The Products and Services offered for sale hereunder are offered for sale and are sold by each party subject in every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products or Services, unless expressly provided in such sale.

      18. Export Control Compliance. Each party agrees to comply fully with the United States Export Control Administration Regulations, the United States Department of State International Traffic in Arms Regulations and any other United States government regulations applicable to the export or disclosure of Products or Services provided hereunder or Confidential Information hereunder insofar as they may control or limit the sale or use of Products or Services. Each party also agrees to comply fully with the United States Foreign Corrupt Practices Act.

      19. Force Majeure. Except for either party's payment obligations to the other party for Products or Services previously delivered or provided hereunder, failure of either party to perform its obligations under this Agreement (including but not limited to failure to make sales or deliveries of Products or Services) shall be excused to the extent that such failure is attributable to any cause beyond the reasonable control of the defaulting party, including, without limitation, acts of God, fires, earthquakes, wars, sabotage, accidents, embargo, riots, labor disputes, actions of any government or governmental agency or failure of same to act where action is required, and the inability of such party to obtain material from its suppliers or to obtain equipment or transportation; and the time during which such party may perform will be extended to coincide with the time performance has been prevented, hindered or delayed as a result of the foregoing. Should either party wish to claim relief from its obligations hereunder by reason of this Section, such party shall give notice to the other party without delay of the occurrence of the event or circumstances in question.

      20. Governing Law. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws rules thereof. The parties hereby agree that this Agreement shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.

      21. Assignment. The Agreement shall not be assignable or otherwise transferable by either party hereto without the prior written consent of the other party, which consent will not be unreasonably withheld. This Agreement will bind and inure to the benefit of the successors and permitted assigns of the parties hereto. References to a party herein also are deemed to be references to any successor or permitted assign of such party.

      22. Notices. All notices, consents, approvals, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile transmission or telegram.

                        if to L-3, to

                        L-3 Communications Corporation
                        600 Third Avenue
                        New York, NY 10016
                        Facsimile: 212/805-5494
                        Attn: Christopher C. Cambria

                        if to CMI, to

                         California Microwave, Inc.
                         555 Twin Dolphin Drive
                         Redwood City, California 94065
                         Facsimile:650/596-6682
                         Attn: George L. Spillane

or, in each case, at such other address as may be specified in writing to the other parties hereto.

      All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by facsimile or telegram, on the next day following the day on which such facsimile or telegram was sent, provided that a copy is also sent by certified or registered mail.

      23. Certain Definitions. All capitalized terms used herein and not defined in this Section shall have the meanings assigned to them herein. When used herein, the following terms shall have the meaning specified below:

            "include" and "including" shall be construed as if followed by the phrase "without being limited to",

            "Person" means an individual, a corporation, a joint venture, a partnership, a firm, an association, a limited liability company, a business trust or any other legal entity or any governmental authority or instrumentality.

      24. General.

            (a) It is agreed that each of parties hereto is acting as an independent contractor and nothing contained in this Agreement shall be construed to constitute either as a partner, agent or employee of the other. Neither party is authorized to act for or bind the other except as specifically provided herein.

            (b) The failure of a party at any time to require performance by the other party of any provision hereof shall in no way affect the right of the party thereafter to enforce same against the other party, nor shall waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself or as a waiver of a breach of any other provision.

            (c) If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provisions will be narrowed (or deleted, if necessary) to the minimum extent necessary to make it and the rest of this Agreement enforceable,

            (d) This Agreement or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            (e) This Agreement and the Purchase Agreement constitute the entire agreement between the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties relating thereto. The terms of this Agreement may not be modified except by a writing signed by both of the parties.

            (f) This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument,

            (g) The agreements that comprise this Agreement, the Purchase Agreement and any terms and conditions of either party that apply to a sale of products or services hereunder shall have the following order of priority in the event of a conflict between any of them: (i) the Purchase Agreement, (ii) this Agreement and (iii) the terms and conditions of the selling party then in effect with respect to such sale,

            (h) The headings contained in this Agreement are inserted for reference only and shall not be used to aid in the construction hereof.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                               L-3 Communications Corporation


                               By:
                                  ----------------------------------
                                  Name:
                                  Title:


                               California Microwave, Inc.


                               By:
                                  ----------------------------------
                                  Name:
                                  Title:

                           SOURCE PRODUCTS PRICE LIST
                                  (Schedule 4a)


Description              STS/PN           Quantity          Pricing
-----------              ------           --------          -------

ICU 64 Channel Unit      01070-00714        Any             $5,500.00
 EF Data


Modulator, Progeny, XP   01070-A71224-1     Any             $5,500.00
 EF DATA                                                    Not-to-exceed


Ku-Band Modulator
 "Brick"                 01070-A68551-1     1-9             (A)
 VERTICOM                                                   10-24
                                                            25-49
                                                            50


C-Band U/C 70Mhz
 "Brick"                 01070-A69532-1     1-9             (A)
 VERTICOM                                                   10-24
                                                            25-49
                                                            50

(A) To be purchased by L-3 directly from Verticom with EF Data's consent and with EF Data agreeing to arrange with Verticom for L-3 to make such direct purchases.

                 STS-RELATED SCHEDULES TO ASSET PURCHASE AGREEMENT

                                    SCHEDULE 1.2

                                  EXCLUDED ASSETS

1. All assets associated with foreign offices of Seller in Singapore and China, other than the bank accounts referred to in Section 2.7(b) of the Agreement.

2. California Microwave Foreign Sales Corporation.

3. Ku-Band and C-Band V90 and V901 converters, EQ 90 equalizer, ARC and Tiger redundancy switches, Verticom, and any intellectual property relating thereto (these products were transferred from the STS division to EFData Corp. several months ago and are included in this schedule for the sake of clarity).

4. Employment Agreement dated September 22, 1995 between Seller and Roger
Parsons.

5. Severance Agreement dated April 3, 1997 between Seller and Brian Maloney.

6. Severance Agreement dated May 20, 1997 between Seller and Bruce Strean.

7. Severance Agreement dated May 20, 1997 between Seller and Michael Pinto.

                                 SCHEDULE 2.4(a)

                         RETENTION INCENTIVE AGREEMENTS

1. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Brian Maloney.

2. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Bruce Strean.

3. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Michael Pinto.

4. Seller has also entered into Retention Incentive Agreements with the following employees effective as of June 30, 1997: Gene Kelly; Al Nahal; Bill Kinsella; Tom Coyle; Marty Coughlan; Bob Snider; Frank Longo; William Callanan; Roy Shumacker; Alan Henderson; Nick Vidal; Jim Martinolich; Kevin Lawrence; Tim Duffy; William Laziza; Frank Paladino;

Gloria Clark-Anderson; Glenn Righter; Fred Hauck; Peter Mackey; Chris Koehler; Jim Feely; Robert Bernard; Steve Urda; Richard Badalament; and John Rusinak.

                                 SCHEDULE 3.2(b)

                  OUALIFICATIONS TO DO BUSINESS, GOOD STANDING

1. Seller is a Delaware corporation in good standing under Delaware law.

2. Seller is qualified to do business in the following states: Arizona, California, Delaware, Georgia, Maryland, Massachusetts, New Jersey, New York, Texas and Virginia.

                                  SCHEDULE 3.3

                              CONFLICTS; APPROVALS

1. Violations of Organizational Documents

None.

2. Violation of Contracts

If the consent to assignment to Buyer of the contracts listed on Schedule 3.11(c) is not obtained before the Closing, then Seller will be in breach of the provisions in such contracts relating to the assignment thereof by Seller.

3. Government Approvals

See attachment regarding FCC requirements.

Hart-Scott-Rodino filing.

                           Attachment to Schedule 3.3

California Microwave. Inc. -- Satellite Transmission Systems division ("CMT-STS") authorizations (prior FCC approval required for transfer of Experimental and Fixed Satellite licenses):

--------------------------------------------------------------------------------
Call Sign/File No.   Service              Location             Licensee
--------------------------------------------------------------------------------
E891037              Fixed Satellite      Haupauge, NY         CMI-STS
--------------------------------------------------------------------------------
E891136              Fixed Satellite      Haupauge, NY         CMI-STS
--------------------------------------------------------------------------------
KA2XMT               Experimental         Haupauge, NY         CMI-STS
--------------------------------------------------------------------------------
KE2XFB               Experimental         Haupauge, NY         CMI-STS
--------------------------------------------------------------------------------
KA-387               Fixed Satellite      Melbourne, FL        CMT-STS
--------------------------------------------------------------------------------
KA2XUA               Experimental         Haupauge, NY         CMI-STS
--------------------------------------------------------------------------------

                                  SCHEDULE 3.4

                             SEPTEMBER BALANCE SHEET

See attached.

California Microwave Inc. --
Satellite Transmission Systems Division
     @ September 27, 1997

                                                                                 Adjusted
                                          September Balance      Adjustments  September Balance

Cash                                           (519,933.68)     (519,933.68)           0.00

Accts rec - billed trade                     15,033,644.34                    15,033,644.34
Accts rec - unbilled trade                      431,857.30                       431,857.30
Accts rec trade - interco                       102,207.88                       102,207.88
Employee/other receivables                      218,725.80                       218,725.80
Allowance - bad debt                           (506,946.26)                     (506,946.26)
                                            --------------    -------------  --------------
Current receivables                          19,189,489.07             0.00   19,189,489.07

Stockroom                                     3,371,200.88                     3,371,200.88
Demo inventory                                                                         0.00
WIP/Products                                 11,259,225.49                    11,259,225.49
Progress Payments                            (3,123,764.77)                   (3,123,764.77)
                                                      0.00                             0.00
Finished goods                                        0.00                             0.00
Inventory reserves                           (2,408,233.41)                   (2,408,233.41)
                                            --------------    -------------  --------------
Inventory                                     9,098,428.19             0.00    9,098,428.19

Deferred tax assets - current                                                          0.00
Prepaid/other current assets                     27,424.74                        27,424.74
                                            --------------    -------------  --------------
Total current assets                         27,795,408.32      (519,933.68)  28,315,342.00

Property, plant & equipment                  21,500,173.56                    21,500,173.56
Less accum deprec                           (14,181,556.36)                  (14,181,556.36)
                                            --------------    -------------  --------------
Net property plant & equipment                7,318,617.20             0.00    7,318,617.20

Net interco corp current - STS                5,518,912.79     5,518,912.79            0.00
Net interco corp prior years - STS          (25,675,014.53)  (25,675,014.53)           0.00
Inter-division rec (pay)                        (12,567.82)      (12,567.82)           0.00
Intangibles                                           0.00                             0.00
Long term receivables                                 0.00                             0.00
Deposits/other long term assets                  19,221.30                        19,221.30
                                            --------------    -------------  --------------
Total assets                                 14,964,577.26   (20,688,603.24)  35,653,180.50

Accounts payable                             (3,664,232.04)                   (3,664,232.04)
A/P trade - interco                          (1,449,138.30)                   (1,449,138.30)
Accrued payroll & payroll taxes:
Accrued payroll                                       0.00                             0.00
Accrued payroll taxes                          (283,675.69)                     (283,675.69)
Vacation accrual                               (556,130.16)                     (556,130.16)
MIP/EIP accrual                                       0.00                             0.00
401k match                                     (127,985.00)                     (127,985.00)
Accrued profit sharing                          (45,000.00)                      (45,000.00)
Other payroll related                           (88,189.40)                      (88,189.40)
Other current accrued liabilities:
Accrued interest                                (17,462.31)                      (17,462.31)
Advance payments                                      0.00                             0.00
Accrued restructuring expenses                  (55,226.53)                      (55,226.53)
Other current accrued liabilities:           (1,879,060.97)                   (1,879,060.97)
Reserves:
Warranty reserves                              (758,000.00)                     (758,000.00)
Contract costs reserves                               0.00                             0.00
Other current reserves                                0.00                             0.00

Current port long term debt                           0.00                             0.00
                                            --------------    -------------  --------------
Total current liabilities                    (8,924,100.40)            0.00   (8,924,100.40)

Long term debt                               (1,630,000.00)                   (1,630,000.00)
Other long term obligations                                                            0.00
                                            --------------    -------------  --------------
Total liabilities                           (10,554,100.40)            0.00  (10,554,100.40)

Paid in capital @ par                                 0.00                             0.00
Add'l paid in capital                                 0.00                             0.00
Prior year retained earnings                 (6,023,558.38)   (6,023,558.38)           0.00
Current yr earnings                           1,613,081.52     1,613,081.52            0.00
                                            --------------    -------------  --------------
Total liab & equity                         (14,964,577.26)   (4,410,476.86) (10,554,100.40)
                                            --------------    -------------  --------------
                                            --------------                   --------------
NET ASSETS (Assets less Liabilities)                ($0.00)                  $25,099,080.10
                                            ==============                   ==============

                                  SCHEDULE 3.5

                                   LIABILITIES

1. In connection with a sales agreement entered into between Seller and a classified U.S. government entity on September 8, 1988, Seller received a letter dated April 25, 1997 from the federal government making conflicting claims regarding an overpayment. The letter claims an overpayment of approximately $39,000 and an overpayment of $1,026,993. Seller believes that no overpayment was made and is currently presenting accounting records to the federal government to substantiate its position.

2. Patrick & Co. claimed, by letter dated September 18, 1997, that Seller pay it a commission of 2% (equalling approximately $290,000) on the total value of the Contract between the Government of the Islamic Republic of Pakistan and California Microwave-Satellite Transmission Systems dated March 17, 1996, concerning the supply of satellite earth station equipment. Patrick & Co. asserts that it arranged for the customer's financing of the transaction and in return is entitled to a commission promised by Seller. Seller believes that it did not promise a commission and that Patrick & Co. did not successfully arrange the customer financing.

3. Nu Vision Manufacturing claimed $143,702.37 against Seller by letter dated December 31, 1996. This claim arose with respect to Blanket Purchase Order No. 138326, dated January 11, 1995. Seller believes that the claim has no merit. In June 1997, Nu Vision lowered its demand to approximately $70,000, and Seller, at that time, offered to settle for $10,000 in order to clear the matter. Seller has not received any communications from Nu Vision Manufacturing or its counsel since the June, 1997 meeting.

4. In connection with Job Number 6367 in the Sudan, all work has been terminated effective December 3, 1997, due to an Executive Order of President Clinton imposing an embargo against Sudan. Seller has withdrawn all of its personel in the Sudan. Consequently, there is no further activity under the contract. $1,000,000 with respect to this contract was written off in October, 1997.

5. In connection with Job Number 6495 with Romsat, Romsat still has not obtained the necessary financing to purchase the remaining equipment under the relevant contract. If Romsat does not obtain such financing, Seller may have to write off $175,000 of accounts receivable and dispose of the remaining $1.2 million in inventory earmarked for the Romsat project.

                                 SCHEDULE 3.6(a)

                                      TAXES

1. Income tax returns have not yet been filed in Malaysia for fiscal years 1996 and 1997 and in Singapore for fiscal years 1997. Seller obtained an extension of the due date for both filings in Malaysia to September 1997. Seller is working with its accountants, Ernst & Young, to bring the filings up to date. Seller does not believe that it owes any income tax in either jurisdiction.

                                  SCHEDULE 3.7

                               ABSENCE OF CHANGES

1. Schedule 3.7

      In October, 1997, Seller decreased the opening backlog for fiscal year 1998 by $3,617,440. Most of the reduction in backlog is attributable to the following three accounts:

      The orders with respect to Alphastar (Job 1026) and TeeCom (Alphastar's parent company) (Job 6438) booked on March 21, 1997 and April 11, 1997, respectively, will be reduced by approximately $2.4 million and $341,000, respectively, due to the declaration of bankruptcy by those companies.

      The order with respect to Onatel (Job 6280) booked on May 12, 1993 will be reduced by approximately $240,000. The customer has stated it does not need the product and Seller is unwilling to risk its personnel in a country engaged in a civil war.

2. Schedule 3.7(a)

See attachment. Attached financial data presented in thousands of dollars.

                          ATTACHMENT TO SCHEDULE 3.7(a)

                          California Microwave, Inc. -
                    Satellite Transmission Systems Division
                       Forecast - FY98 as of Nov. 8, 1997

                                ------   --------   --------  --------  --------
Amounts are in Thousands         FY98      FY98       FY98      FY98      FY98
                                Actual   Forecast   Forecast  Forecast  Forecast
                                Qtr. 1    Qtr. 2     Qtr. 3    Qtr. 4    Total
                                ------   --------   --------  --------  --------

                                ------   --------   --------  --------  --------
Bookings                        10,363    25,500     21,900    27,237    85,000
                                ------   --------   --------  --------  --------

                                ------   --------   --------  --------  --------
Backlog                         37,143    48,698     53,098    57,354    57,354
                                ------   --------   --------  --------  --------

Sales                           10,574    13,945     17,500    22,981    65,000

Total Cost of Sales              9,298    13,702     14,475    19,006    56,481

                                ------   --------   --------  --------  --------
Gross Margin                     1,276       243      3,025     3,975     8,519
                                ------   --------   --------  --------  --------

R&D                                278       374        370       378     1,400

Marketing Dept                   1,065     1,144      1,185     1,306     4,700

Administration                     976       949      1,020     1,055     4,000

                                ------   --------   --------  --------  --------
Total Expenses                   2,319     2,467      2,575     2,739    10,100
                                ------   --------   --------  --------  --------

                                ------   --------   --------  --------  --------
Contribution                    (1,043)   (2,224)       450     1,236    (1,581)
                                ------   --------   --------  --------  --------

                                  SCHEDULE 3.8

                                   LITIGATION

1. No suits instituted by or against CMI with respect to the Business or Assets.

2. Reference is made to the descriptions of the claims described in Schedule
3.5.

                                 SCHEDULE 3.9(a)

                              COMPLIANCE WITH LAWS

1. None.

                                 SCHEDULE 3.9(b)

            GOVERNMENTAL APPROVALS AND OTHER CONSENTS

1. Hart-Scott-Rodino filing

2. Reference is made to Schedule 3.3 for FCC licenses of Seller with respect to the Assets and Business.

3. U.S. government approvals to novate contracts referred to in Item 3 of
Schedule 3.9(c).

                                 SCHEDULE 3.9(c)

                              GOVERNMENT CONTRACTS

1. Contract dated March 17, 1996 between the Government of the Islamic Republic of Pakistan and California Microwave-Satellite Transmission Systems ("CM-STS").

2. Contract dated July 29, 1993 between CMI-STS and La Empresa Estatald Telecomunicaciones Cuantia (Ecuador)

3. U.S. Government Contracts:

      a. Contract No.: DAABO7-97-C-A517
      Program: GGCL (Government to Government Communications Link) Award Date: 9/30/97

      b. Contract No.: (Basic Contract No. is classified)
      Program: CTF (Commercial Terminal Family)
      Award Date: 9/14/93
      Indefinite Quantity/Indefinite Delivery Contract wth 5 option years

      c. Open Delivery Orders:

            No.                   Award Date
            29                     8/29/97

      d. The following job numbers indicate additional U.S. Government contracts that are classified: 7202, 7226, 7229, 7231, 7233, 7234, 7236, 7237, 7238
      and 7240.

4.    NATO
      Contract No: CO-6139-SAT
      Program: NATO Broadbanding
      Award Date: 12/21/93

                                  SCHEDULE 3.10

                                ASSET EXCEPTIONS

1. The real property leased by Seller at 125 Kennedy Drive, Hauppauge, NY 11788 referenced in Schedule 3.18(b) and certain related personal property is subject to a lien and security interest in favor of The Bank of Tokyo Trust Company, as trustee, and the Bank of Tokyo-Mitsubishi, Ltd., San Francisco Branch, and Union Bank of California, N.A., as letter of credit bank, pursuant to an Indenture of Trust dated as of November 1, 1987 between the Trustee and the Suffolk County Industrial Development Agency, as issuer and a Mortgage and Security Agreement of even date therewith and related documents.

2. The assets of Seller are also subject to a lien in favor of BankAmerica Business Credit, Inc., as lender, under a Loan and Security Agreement dated June 30, 1997.

3. [deleted]

4. Certain copy machines, a postage meter and a truck used in the Business are leased by the Seller.

                                SCHEDULE 3.11(a)

                                    CONTRACTS

ORAL CONTRACTS: none.

1. CUSTOMER AGREEMENTS

See attached list entitled "Open Jobs Listing as of December 15, 1997".

2. VENDOR PURCHASE ORDERS

See attachment.

3. DISTRIBUTOR AGREEMENTS

See attachment.

4. REPRESENTATIVE/CONSULTANT AGREEMENTS

See attachment.

5. NON-DISCLOSURE/CONFIDENTIALITY AGREEMENTS

See attachment.

6. OEM AGREEMENT

OEM Agreement dated April 27, 1995, by and between Satellite Transmissions Systems, Inc. and Harris Corporation.

7. VENDOR AGREEMENTS

      a. Original Equipment Manufacturers Agreement dated May 1, 1997 between Leitch Incorporated and California Microwave, Satellite Transmission Systems

      b. Original Manufacturing Purchase Agreement dated August 15, 1996 between Satellite Transmission Systems, Inc. and Sal-Ma Instrument Corporation

      c. New Volume End User Agreement No. AMJ88 dated May 25, 1997 between Hewlett-Packard and STS

      d. Purchase Agreement dated March 15, 1995 between Andrew Corporation and California Microwave, Inc. ("CMI")

      e. Value Added Reseller Agreement for Television Products Agreement dated June 3, 1996 between Tektronix, Inc. and Satellite Transmission Systems, Inc.

      f. Product Sales Agreement dated May 21, 1997 between California Microwave and Time Electronics

      g. Sales Distribution Agreement dated July 1, 1994 between
Te1ecommunications Techniques Corporation and Satellite Transmission Systems,
Inc.

      h. Product Sales Agreement dated February 28, 1997 between California Microwave and TTI Inc.

      i. Product Sales Agreement dated May 21, 1997 between California Microwave and TTI, Incorporated

      j. Total amounts due under purchase orders for any purchasers with respect to which STS currently owes more than $100,000. See Attachment A.

8. LICENSE AGREEMENTS

      a. Statement of Work for Secure Interworking Function CM-STS Inmarsat-B MES (Revision 3) dated March 13, 1997 between CM-STS and ICTI.

      b. Lynxx Software Royalty Agreement dated September 22, 1997 between CM-STS, SPACEHAB, Inc. and Crosslink, Inc., including a License Agreement dated September 22, 1997 from CM-STS to SPACEHAB, Inc. and a License Agreement dated September 22, 1997 from SPACEHAB, Inc. to CM-STS.

      c. Graphical Monitor and Control Software License Agreement (Seller has entered into this agreement with every customer in connection with the sale of satellite earth station networking monitoring and control devices).

      d. Licensing Agreement dated July 19, 1995 between International Mobile Satellite Organization and Mobile Satellite Products Corporation.

9. EMPLOYMENT-RELATED AGREEMENTS

      a. Employment Agreement dated September 22, 1995 between Seller and Roger Parsons.

      b. Severance Agreement dated July 1, 1997 between Seller and Brian
Maloney.

      c. Severance Agreement dated May 20, 1997 between Seller and Bruce Strean.

      d. Severance Agreement dated May 20, 1997 between Seller and Michael
Pinto.

      e. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Brian Maloney.

      f. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Bruce Strean.

      g. Retention Incentive Agreement dated as of July 1, 1997 between Seller and Michael Pinto.

      h. Seller has also entered into Retention Incentive Agreements with the following employees effective as of June 30, 1997: Gene Kelly; Al Nahal; Bill Kinsella; Tom Coyle; Marty Coughlan; Bob Snider; Frank Longo; William Callanian; Roy Shumacker; Alan Henderson; Nick Vidal; Jim Martinolich; Kevin Lawrence; Tim Duffy; William Laziza; Frank Paladino; Gloria Clark-Anderson; Glenn Righter; Fred Hauck; Peter

Mackey; Chris Koehler; Jim Feely; Robert Bernard; Steve Urda; Richard Badalament; and John Rusinak.

      i. Every employee of Seller whose work is related to the Business or the Assets has signed a Confidentiality agreement upon commencing employment with Seller.

10. OTHER AGREEMENTS

      a. Reference is made to the ABN AMRO Agreement, BankAmerica agreement and Bank of Tokyo Mortgage Agreement and related agreements identified in Schedule 3.10.

      b. Lease dated November 7, 1996 between SIMRAM Realty Corp. and Seller with respect to warehouse on 65 Commerce Street, Hauppage, NY 11788.

      c. Guarantee dated January 17, 1995 pursuant to which California Microwave, Inc. guaranteed the obligations of STS with respect to the Purchase Agreement dated December 21, 1994 between AT&T International (Saudi Arabia) and STS, as amended on November 19, 1995.

      d. Cooperation and Project Funding Agreement dated June 15, 1994 between the Israel-United States Binational Industrial Research and Development ("BIRD") Foundation, Binational Industrial Research and Development Foundation, Tadiran Ltd. Communications Systems Division and Satellite Transmissions Systems, Inc.

                        ATTACHMENT A TO SCHEDULE 3.11(a)

                     OPEN PURCHASE ORDERS EXCEEDING $1OO,OOO

See attachment.

                  Open Commitments for Suppliers over $100,OOO

--------------------------------------------------------------------------------
SUPPLIER                                                            ESTIMATED
--------------------------------------------------------------------------------
                                                                OPEN COMMITMENTS
--------------------------------------------------------------------------------
                                                                    12/10/97
--------------------------------------------------------------------------------
Andrew                                                               226,382
--------------------------------------------------------------------------------
CPI/Satcom                                                           282,225
--------------------------------------------------------------------------------
EF DATA                                                              877,412
--------------------------------------------------------------------------------
GE American                                                          396,000
--------------------------------------------------------------------------------
Hughes Networks                                                      318,000
--------------------------------------------------------------------------------
Microsource                                                          605,000
--------------------------------------------------------------------------------
Nera                                                               1,644,998
--------------------------------------------------------------------------------
Netrix                                                               123,808
--------------------------------------------------------------------------------
Sierra Com                                                           266,400
--------------------------------------------------------------------------------
Siemens                                                              812,870
--------------------------------------------------------------------------------
TOTAL                                                              5,553,095
================================================================================

                                         STS OPEN JOB LISTING AS OF DECEMBER 15, 1997
====================================================================================================================================
                                                                                                               *
------------------------------------------------------------------------------------------------------------------------------------
                                                                CONTRACT                    CUSTOMER          REQ  *      CONTR.
------------------------------------------------------------------------------------------------------------------------------------
JOB #         CUSTOMER/COUNTRY     PROGRAM/DESCRIPTION          $ VALUE      DIR   CA      CONTRACT NO.       GCE  LD    SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS/DOMESTIC
------------------------------------------------------------------------------------------------------------------------------------
1034        GE SPACENET           KU BAND DIGITAL VIDEO E/S      $60,305      TC    PB      L.O.I. 10/16/97              12/15/97
------------------------------------------------------------------------------------------------------------------------------------
1061        MFS NETWORK TECH.     6.1M & 2 TRANSP.            $1,701,458      TC    CM            LOI                    10/15/96
------------------------------------------------------------------------------------------------------------------------------------
1073        AMERICAN MOB SAT      GMACS TRAINING                  $9,795      TC    CM          9097-0                   9/18/96
------------------------------------------------------------------------------------------------------------------------------------
1074        RCN                   3.7M EARTH STATION            $190,771      TC    CM      RCN INTERNATIONAL            8/1/97
------------------------------------------------------------------------------------------------------------------------------------
1079        HNS/FORD              DOMESTIC-CANADIAN SPLIT       $263,529      TC    PB           541842                  10/15/97
------------------------------------------------------------------------------------------------------------------------------------
1080        AT&T LENOX            LNA SYSTEM W/INSTALLATION      $98,780      TC    PB         WV-8-67479                10/31/97
------------------------------------------------------------------------------------------------------------------------------------
1081        BT NORTH              PROJECT PLANET                $992,081      TC    PB      FAX SEPT 12 1997             5/29/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS/DOMESTIC - SPARES
------------------------------------------------------------------------------------------------------------------------------------
1755        RAYTHEON              MISC. SPARE PARTS             $132,474                     8770TL7537                 3/12/98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
R&D
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SEE P/A FOR
                                                                                           DETAILS ON
                                                                                           AUTHORIZED
                                                                                           PROGRAM/BUDGET
4000        VARIOUS                                                          JC    MP      REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SCAMP
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SEE P/A FOR
                                                                                           DETAILS ON
                                                                                           AUTHORIZED
                                                                                           PROGRAM/BUDGET
4500-4800                         INVENTORY                                  JC    MP      REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GCE INVENTORY (5200-5299)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SEE P/A FOR
                                                                                           DETAILS ON
                                                                                           AUTHORIZED
                                                                                           PROGRAM/BUDGET
5200-5299   STS                   INVENTORY                                  JC    MP      REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     COMPANY CONFIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GCE
------------------------------------------------------------------------------------------------------------------------------------
54046       TELECOM INTL          PROGENY UNITS                 $105,280     GCA   MP         VMT-180                   9/1/97
------------------------------------------------------------------------------------------------------------------------------------
54276       TELECOM MALAYSIA      EQUALIZER                      $39,525     GCA   MP         010245                    11/18/97
------------------------------------------------------------------------------------------------------------------------------------
54316       TSC ITELESAT CORP.    PROGENY XP                      63,083     GCA   MP         TSC-97/030                10/31/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               *
------------------------------------------------------------------------------------------------------------------------------------
                                                                CONTRACT                    CUSTOMER          REQ   *      CONTR.
------------------------------------------------------------------------------------------------------------------------------------
JOB #       CUSTOMER/COUNTRY      PROGRAM/DESCRIPTION           $ VALUE      DIR   CA      CONTRACT NO.       GCE   LD    SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
54476       HARRIS/TV RECORD      PROGENY UNITS                 $150,335     GCA   MP      VPK7010504                     12/6/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
X-SAT       SYSTEMS (5900-5999)
------------------------------------------------------------------------------------------------------------------------------------
5997        STS                   (2) X-SATS                           $0    GCA   CK      N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------
5998        STS                   X-SAT INV. RELEASE                   $0    GCA   CK      N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS/FOREIGN COUNTRY
------------------------------------------------------------------------------------------------------------------------------------
6300        MOROCCO ONPT          9M EUTELSAT E/S               $2,156,733   TC    RF      214-3-6-583                    10/1/93
------------------------------------------------------------------------------------------------------------------------------------
6302        ETISALAT/UAE          INMARSAT EARTH STAT.          $1,732,292   TC    RF      CD/178H/92/STS      *    *     3/94
------------------------------------------------------------------------------------------------------------------------------------
6308        SINGAPORE TELEC       V90s & MISC. EQUIPMENT       $16,523,144   TC    JG      N35/450244424       *    *     SHIPPED
------------------------------------------------------------------------------------------------------------------------------------
6313        EMETEL/ECUADOR        DOMSAT                       $13,447,526   TC    CM      TBD                      *     SHIPPED
------------------------------------------------------------------------------------------------------------------------------------
6320        THORN/ENGLAND         MADLEY UPGRADE (1,2,3)        $2,069,745         JG      633245                         1/96
------------------------------------------------------------------------------------------------------------------------------------
6327        EMETEL/ECUADOR        DIGITALIZATION OF GALAPAGOS     $949,004   TC    CM      LPA                      *     SHIPPED
                                  E/S
------------------------------------------------------------------------------------------------------------------------------------
6338        AT&T ELSALVADOR       GCE EQUIPMENT                 $1,370,817   TC    CM      LTR DTD 8/26/94     *          9/94
------------------------------------------------------------------------------------------------------------------------------------
6347        SINGAPORE TELCOM      HBO VIDEO UPGRADE             $3,554,121   TC    JG      N35/45027895        *    *     SHIPPED
------------------------------------------------------------------------------------------------------------------------------------
6364        BRITISH TELECOM       REMOTE M&C                      $148,059   PM    PB      650603                   *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6368        CAPE VERDE TELECOM    SATELLITE E/S EQUIPMENT       $1,251,920   TC    JG      CONTRACT                       7/95
------------------------------------------------------------------------------------------------------------------------------------
6369        TELEFONICA/SPAIN      EARTH STATION                 $2,057,075   TC    CM      38432195                       8/95
------------------------------------------------------------------------------------------------------------------------------------
6370        TELEFONICA/SPAIN      TRANSPORTABLE                   $599,508   TC    CM      40483/95                       10/95
------------------------------------------------------------------------------------------------------------------------------------
6371        EMBRATEL              KU-BAND & REMOTES             $5,995,892   TC    CM      DRT-018/97Y                    6/97
------------------------------------------------------------------------------------------------------------------------------------
6399        IMPSAT/ARGENTINA      IMPSAT ARGENTINA                $866,029   TC    CM      41440               *          6/95
------------------------------------------------------------------------------------------------------------------------------------
6400        SAUDI                 TEP - 6 ENG/PUBS/D&D         $29,476,551   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6401        SAUDI                 TEP - 6 RIYADH NO.1                   $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6402        SAUDI                 TEP - 6 INTELSAT GCE                  $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6403        SAUDI                 TEP - 6 ADDITIONAL APPS               $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6404        SAUDI                 TEP - 6 ARABSAT                       $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6405        SAUDI                 TEP - 6 INMARSAT                      $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6406        SAUDI                 TEP - 6 INMARSAT                      $0   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6407        SAUDI                 TEP - 6 INSTALL TEST O & M    $6,244,528   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6408        SAUDI                 TEP - 6 DCME                 $11,250,000   TC    RF      CONTRACT 12/91      *    *     9/97
------------------------------------------------------------------------------------------------------------------------------------
6411        IMPSAT/ECUADOR        ECUADOR F3 STATION              $237,288   TC    CM      004-95              *          TBD
------------------------------------------------------------------------------------------------------------------------------------
6422        POSTS & TELE DALIN-   EQUIPMENT & SERVICES            $549,830         JG      LITC-HY961015                  12/10/96
            CHINA
------------------------------------------------------------------------------------------------------------------------------------
6423        POSTS & TELE          EQUIPMENT & SERVICES            $879,998         JG      P96-8174                       12/10/96
            MONGOLIA
------------------------------------------------------------------------------------------------------------------------------------
6428        CSC-SHINAWATRA        RF UPLINK & C BAND            $3,095,452         JG      CONTRACT DTD 12-96       *     4/97
------------------------------------------------------------------------------------------------------------------------------------
6429        SPACE COMM. CORP.     DATA DIST. E/S                  $568,692         JG      10694                    *     6/10/97
------------------------------------------------------------------------------------------------------------------------------------
6430        REUTERS SA            GENEVA EARTH STATION          $1,331,002   TC    PB      CHP1006(AMEND 2)    *    *     7/15/97
------------------------------------------------------------------------------------------------------------------------------------
6434        IMPSAT - COLUMBIA     7.2 KU-BAND                     $327,121   TC    CM      019-97                         4/1/97
------------------------------------------------------------------------------------------------------------------------------------
6436        IMPSAT - ARGENTINA    UP/DOWN CONVERTERS               $81,480   TC    CM      50188 & 50152                  6/30/97
------------------------------------------------------------------------------------------------------------------------------------
6437        SAMSUNG AMERICA       MBC VIDEO NETWORK               $847,021   TC    JG      CK70021                        5/20/97
------------------------------------------------------------------------------------------------------------------------------------
6439        CNTPA - BEIJING,      20M, 7TH IDR, KUBAND            $300,683         JG      97QFKE41B1703-5U    *    *     9/10/97
            CHINA
------------------------------------------------------------------------------------------------------------------------------------
6452        OTE-GREECE            F3 STATION                    $1,168,603   TC    CM      7525                           9/95
------------------------------------------------------------------------------------------------------------------------------------
6463        TIME TEL/MALAYSIA     EARTH STATIONS-9M             $3,626,605   TC    JG      P95/8/164                      SHIPPED
------------------------------------------------------------------------------------------------------------------------------------
6471        STAR TV/HONG KONG     KU&C BAND EXT VIDEO           $2,380,779   TC    JG      CONTRACT                       4/96
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               *
------------------------------------------------------------------------------------------------------------------------------------
                                                                CONTRACT                    CUSTOMER          REQ   *      CONTR.
------------------------------------------------------------------------------------------------------------------------------------
JOB #       CUSTOMER/COUNTRY      PROGRAM/DESCRIPTION           $ VALUE      DIR   CA      CONTRACT NO.       GCE   LD    SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6472        IMPSAT/ARGENTINA      IMPSAT ARGENTINA                $543,524   TC    CM      41440                          4/96
------------------------------------------------------------------------------------------------------------------------------------
6473        BEZEQ                 STANDARD A EARTH STA.         $1,647,933   TC    PB      07/93/060/0         *    *     6/96
------------------------------------------------------------------------------------------------------------------------------------
6474        OTE GREECE            STANDARD A EARTH STA.         $2,247,212   TC    CM      7560                           8/30/96
------------------------------------------------------------------------------------------------------------------------------------
6475        ITS SDN BHD           ITS/RETAKEL CONTRACTS           $732,126   TC    JG      10525                          OPEN
------------------------------------------------------------------------------------------------------------------------------------
6481        TELEFONICA/SPAIN      DBS U/C SUBSYSTEM               $228,352   TC    CM      78720/97                       TBD
------------------------------------------------------------------------------------------------------------------------------------
6485        GOV'T OF PAKISTAN     PHASE II SATCOM NETWORK      $14,500,000   TC    RF      NLC-3841B                      9/98
------------------------------------------------------------------------------------------------------------------------------------
6486        IMPSAT                HPA 600W                         $39,855   TC    CM      42359                          3/96
------------------------------------------------------------------------------------------------------------------------------------
6488        EMPRESA ESTATAL DE    DOMSAT EXPANSION NET.         $4,948,693   TC    CM      TBD                            6/20/96
------------------------------------------------------------------------------------------------------------------------------------
6491        LOCKHEED MARTIN       CHINA STAR-1 TT&C STA.        $2,821,534   PM    RF      GGMS53502                      4/15/97
------------------------------------------------------------------------------------------------------------------------------------
6495        ROMSAT/ROMANIA        11M E/S HUB AND REMOTES       $3,136,343   TC    JG      CONTRACT                       8/30/96
------------------------------------------------------------------------------------------------------------------------------------
6496        EMBRATEL              SWITCH COMB. SYSTEM             $498,716   TC    CM      33530486/0001-29              10/25/96
------------------------------------------------------------------------------------------------------------------------------------
6498        O'CONNOR'S SINGAPORE  BKT-6F & BKT-7F UPGRADE         $622,983         JG      22S/70370                      11/22/96
------------------------------------------------------------------------------------------------------------------------------------
6499        CHAINA NAT.POSTAL &   CHINA MPT-DOMSAT              $5,296,943         JG      96QFKE/41D1904US               12/97
            TELEC.
------------------------------------------------------------------------------------------------------------------------------------
7300        LINK COMMUNICATION    REMOTE VSAT & HUB STA.          $521,842   TC    JG      LC-P0970406REV06               9/30/97
------------------------------------------------------------------------------------------------------------------------------------
7302        TODAY'S TRADING       UPLINK/DOWNLINK                 $191,450   TC    JG      3825 AND 3826                  11/30/97
------------------------------------------------------------------------------------------------------------------------------------
7303        TELEFONICA            V901 U/C'S                       $62,317   TC    CM      675054                         1/15/98
------------------------------------------------------------------------------------------------------------------------------------
7304        HGS                   FORD PERFORMA SPARES             $87,273         pb      540093                         2/2/98
------------------------------------------------------------------------------------------------------------------------------------
7305        IMPSAT-ARGENTINA      TIGER ASSEMBLY                  $168,598         CM      50480                          2/28/98
------------------------------------------------------------------------------------------------------------------------------------
7306        SARAH VISION          KU-BAND TV UPLINK E/S         $1,486,651   TC    RF      SARA/PRS/7097                  6/30/98
------------------------------------------------------------------------------------------------------------------------------------
7307        REUTERS LTD           TLI GMACS UPGRADE                 $7,800         PB      5500105183                     12/24/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CONSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------
8000        VARIOUS               DEMOS, LEASES, ETC.                        ALL   -       N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REPAIRS
------------------------------------------------------------------------------------------------------------------------------------
8200-8799                         NON-WARRANTY REPAIRS          N/A          SU    N/A     N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------
8800-8899                         NON-WARRANTY REPAIRS          N/A          SU    N/A     N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------
8900-8999                         NON-WARRANTY FIELD SVC        N/A          SU    N/A     N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------
9000-9899                         WARRANTY REPAIRS              N/A          SU    N/A     N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------
9900-9999                         WARRANTY FIELD SERVICE        N/A          SU    N/A     N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SPARES
------------------------------------------------------------------------------------------------------------------------------------
6532        ACUMEN                DEQ-703                       $4,950       TC    PD      SA040/97                       4/14/98
------------------------------------------------------------------------------------------------------------------------------------
65216       VSNL                  CRYSTAL OSCILLATORS           $5,885       TC    PD      VSN/HQ/COM/IMP                 12/1/97
------------------------------------------------------------------------------------------------------------------------------------
65256       PHILCOMSAT            OSCILLATOR                    $20,250      TC    PD      26897                          1/21/98
------------------------------------------------------------------------------------------------------------------------------------
65266       ARMENIAN TEL.         MISC. SPARE PARTS             $25,983      TC    PD      USL 004                        2/15/98
------------------------------------------------------------------------------------------------------------------------------------
65276       TELESAT               MISC. SPARE PARTS             $191,948     TC    PD      TSE/97/038                     2/16/98
------------------------------------------------------------------------------------------------------------------------------------
65296       HARIFF                CRYSTALS                      $24,419      TC    PD      105/TELKOM/1X/97               1/22/98
------------------------------------------------------------------------------------------------------------------------------------
65316       ACUMEN                MISC. SPARE PARTS             $15,843      TC    PD      SA039/97                       3/14/98
------------------------------------------------------------------------------------------------------------------------------------
6968        PAKISTAN              SPARES/MAINT.                 $438,571     TC    PD      NLC-3841-A                     8/1/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT USA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               *
------------------------------------------------------------------------------------------------------------------------------------
                                                                CONTRACT                    CUSTOMER          REQ   *      CONTR.
------------------------------------------------------------------------------------------------------------------------------------
JOB #       CUSTOMER/COUNTRY      PROGRAM/DESCRIPTION           $ VALUE      DIR   CA      CONTRACT NO.       GCE   LD    SHIP DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7121        BDM                   SPACE SEGMENT                  $1,774,172  RF            02S20015                       10/31/97
------------------------------------------------------------------------------------------------------------------------------------
7147        NACISA                BRD BNDING OF SATCOM          $11,003,779  RF            CO-6139-SAT                    4/30/98
------------------------------------------------------------------------------------------------------------------------------------
7202        DOD                   ENGINEERING SERVICES              $50,000  RF            CLASSIFIED                     9/30/96
------------------------------------------------------------------------------------------------------------------------------------
7208        NATO                  BROADBANDING SPARE PTS         $1,031,637  RF            CO-6139-SAT                    9/30/97
------------------------------------------------------------------------------------------------------------------------------------
7226        DOD                   REPAIR SERVICES                        $0  RF            CLASSIFIED                     1/7/98
------------------------------------------------------------------------------------------------------------------------------------
7229        DOD                   CT-9C CONVERSION KIT               $9,526  RF            CLASSIFIED                     7/25/97
------------------------------------------------------------------------------------------------------------------------------------
7231        DOD                   CT-3K REDUNDANT SYSTEM            $36,630  RF            CLASSIFIED                     9/11/97
------------------------------------------------------------------------------------------------------------------------------------
7233        DOD                   MISC. EQUIPMENT                   $80,027  RF            MALONE1997-1700                7/18/97
------------------------------------------------------------------------------------------------------------------------------------
7234        DOD                   DEHYDRATORS                        $7,086  RF            CLASSIFIED                     10/4/97
------------------------------------------------------------------------------------------------------------------------------------
7238        DOD                   CT-7C TERMINALS                  $857,014  RF            DO 29                          12/15/97
------------------------------------------------------------------------------------------------------------------------------------
7239        DFAF COLUMBUS CTR     GGCL TERMINAL                  $1,565,337  RF            DAAB0797CA517GCL               2/28/98
------------------------------------------------------------------------------------------------------------------------------------
7240        DOD                   ENGINEERING SERVICES              $50,000  RF            CLASSIFIED                     9/30/98
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPARES
------------------------------------------------------------------------------------------------------------------------------------
7704        U.S. GOV'T CONTRACT   OSCILLATOR 100 MHZ                 $4,360          PD    MDA907-97-M-Q626               9/25/97
------------------------------------------------------------------------------------------------------------------------------------
7714        CMI/GCS               MISC. SPARE PARTS                 $36,500          PD    7090                           10/31/97
------------------------------------------------------------------------------------------------------------------------------------
7715        CMI/GCS               UNIVERSAL SYSTEMS CONTR.          $16,000          PD    7117                           12/17/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MOBILESAT
------------------------------------------------------------------------------------------------------------------------------------
22228       O'GARA                10-32 VDC OPTION (DC-1)          $112,150  GCA     MP    OSN238                         6/20/97
------------------------------------------------------------------------------------------------------------------------------------
22250       PT IDAH/INDONESIA     LYNXX                             $27,600  GCA     MP    024/VI/IBM/97                  7/30/97
------------------------------------------------------------------------------------------------------------------------------------
22257       UNIMESA               LYNXX CABLE ASSY                     $300  GCA     MP    2466/1997                      8/29/97
------------------------------------------------------------------------------------------------------------------------------------
22275       REMOTE SAT. SYS.      10-32 VDC OPTION (DC01)          $109,336  GCA     MP    P7060A                         12/19/97
------------------------------------------------------------------------------------------------------------------------------------
22278       73 COMM.              TOKO VAST P DIPITAL               $17,850  GCA     MP    PB26                           11/21/97
------------------------------------------------------------------------------------------------------------------------------------
22279       FROTRONICS            LYNXX                             $20,700  GCA     MP    97-447                         10/17/97
------------------------------------------------------------------------------------------------------------------------------------
22280       OMNES                 LYNXX & RAMK-50                   $20,670  GCA     MP    14204060PM                     11/13/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Prepared by: A.Conte
------------------------------------------------------------------------------------------------------------------------------------

                   CM-SATELITE TRANSMISSION SYSTEMS DIVISION
                                    SYSTEMS
                      REPRESENTATIVE/CONSULTANT AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
Territory   Name/Address                  Contact Name/Tel. #     Eff.        Exp.        Status      Exclusive(E)      Compensation
                                                                  Date        Date                    Nonexclusive(NE)
------------------------------------------------------------------------------------------------------------------------------------
Belgium     Vigitec                       Alex Dekoninck          1/1/97      1/1/98      Complete.   N/E Territory     5% of Sale
            Rue de la Gremouillette 2C    T:32-2-240-9370
            1130 Bruxelles                F:32-2-216-0127
------------------------------------------------------------------------------------------------------------------------------------
Brazil      LINKSAT                       Eldad Eitelberg         5/31/97     5/31/98     Complete.   N/E Project       5% of Sale
            Sistemas de Comunicacao       T: +55-11-886-                                              Specific
            Ltda.                            1577/78/79
            Rua Coronel Oscar Porto       F: +55-11-886-
            813Conj 101-102                  1589
            Sao Paulo, Brazil 04003-002
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria    Racom, LTD                    Nedju Todorov           7/1/97      7/1/98      Complete.   N/E Territory     5% of Sale
            Ljulio PO Box 87,             T:011-359-2-270446
            Sofia, 1336 Bulgaria
------------------------------------------------------------------------------------------------------------------------------------
China       DATACOM ENTERPRISES           Tsui Yuk Kar            10/1/97     10/1/98     Complete.   N/E Territory     7% of Sale
            8/F On Lee Building           T: +85-2-2384-3686
            545 Nathan Road               F: +85-2-2384-1102
            Kowloon, Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Colombia    CONSULTORIA Y SERVICIOS       Carlos A. Moreno        1/1/97      1/1/98      Complete.   N/E Project       5% of Sale
            TECNICOS                      Gomez                                                       Specific
            Calle 122 No. 8A-18 Of.203    T: +571-620-3978
            Bogota, Colombia              F: +571-620-1760
------------------------------------------------------------------------------------------------------------------------------------
Costa       WORLD COM                     Valentin R.             1/1/97      1/1/98      Complete.   E Project         12% of Sale
Rica        La Sabana, Edif. No. 3        Hornvilleur                                                 Specific
            2 do. piso                    T: +506-220-3024
            San Jose, Costa Rica          F: +506-220-3186
------------------------------------------------------------------------------------------------------------------------------------
Costa       THE CHARLES GROUP, INC.       Charles F. Scott        4/1/97      4/1/98      Complete.   N/E Project       10% of Sale
Rica        USA                           F: 1-508-480-8798                                           Specific
            218 Boston Road               V: 1-508-485-6959
            Southborough, MA 01772
------------------------------------------------------------------------------------------------------------------------------------

Page 1
12/9/97

* = Agreement has expired - needs to be reviewed.

                              COMPANY CONFIDENTIAL

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                     SYSTEMS
                       REPRESENTATIVE/CONSULTANT AGREEMENT

-----------------------------------------------------------------------------------------------------------------------
Territory   Name/Address                    Contact Name/Tel. #        Eff.        Exp.        Status
                                                                       Date        Date
-----------------------------------------------------------------------------------------------------------------------
Ecuador     DIGITEC CIA, LTDA               Jaime Jaramillo            11/1/96     11/1/97     Sent out extension
            Calle El Heraldo                T: +593-2-430-373/374                              letter, awaiting fully
            121 y El Dia                    F: +593-2-443-782                                  executed copy.
            Quito, Ecuador

-----------------------------------------------------------------------------------------------------------------------
Egypt       ARAB ENGINEERING & DIST.        Ihab Lebeta                1/1/97      1/1/98      Complete.
            21 El Saray El Kobra Street     T: 20-2-354-4028/356-0791
            Garden City Cairo, Egypt        F: 20-2-355-8120

-----------------------------------------------------------------------------------------------------------------------
India       GAURAV EXPORTS                  Gaurav Shawhney            4/11/97     4/11/98     Complete.
            34 Link Rd                      T: +91-11-683-5536
            Lajpat Nagar III                F: +91-11-326-3278
            New Delhi, 110024 India

-----------------------------------------------------------------------------------------------------------------------
Israel      LINKCOM                         Elie Levy                  1/1/95      Open*       Sent agreement out
            14 Hayetzira St.                T: +972-3-752-1425                                 to be signed, 9/25.
            Ramat-Gan                       F: +972-3-575-4031
            Israel 52521

-----------------------------------------------------------------------------------------------------------------------
Jordan      MAY ELECTRICAL ENG.             Walid M. Yousef            12/13/95    12/13/97    Need to verify if we
            P.O. Box 815406                 Haia Tal                                           are renewing?
            Amman, Jordan                   T: +962-6-672-640
                                            F: +962-6-686-026

-----------------------------------------------------------------------------------------------------------------------
Korea       SAMSUNG CORP.                   J.H. Lee                   8/1/97      8/1/98      Complete.
            250, Tae-Pyung-Ro, 2 Ga,        Y.S. Ryu
            Chungku                         T: 82-2-751-3382
            Seoul, Korea

-----------------------------------------------------------------------------------------------------------------------
Lebanon &   TASSOCO S.A.R.L.                T/F: +961-1-203531         11/1/97     11/1/98     Complete.
Syria       Transorient Bank Bldg.          /203745/203572
            5th Fl., President Sarkis Ave.
            Ashrafieh - Beirut, Lebanon

-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Territory  Exclusive(E)          Compensation
           Nonexclusive(NE)
---------------------------------------------
Ecuador    E Territory           5% of Sale




---------------------------------------------
Egypt      E Territory           5% of Sale



---------------------------------------------
India      E Project Specific    7% of Sale




---------------------------------------------
Israel     N/E Territiory        5% of Sale




---------------------------------------------
Jordan     E Project Specific    5% of Sale




---------------------------------------------
Korea      E-Territory/          6% of Sale
           Lynxx/Progeny
           N/E- Korean Military


---------------------------------------------
Lebanon &  N/E Territory         5% of Sale
Syria



---------------------------------------------

Page 2
12/9/97

* =  Agreement has expired - needs to be reviewed.


                              COMPANY CONFIDENTIAL

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                     SYSTEMS
                       REPRESENTATIVE/CONSULTANT AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
Territory     Name/Address                      Contact Name/Tel. #    Eff.     Exp.     Status                 Exclusive(E)
                                                                       Date     Date                            Nonexclusive(NE)
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      KRIS HEAVY ENGR. & CONST.         T: +603-282-3950/3895  2/1/97   2/1/98   Complete.              E Project Specific
              No. 24-3 Jalan l/82B              F: +603-282-3902
              Bangsar Utama
              59000 Kuala Lumpur, Malaysia
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      TECHMAN INT'L CORP.               Dr. M. Mahmud Awan     1/1/97   1/1/98   Complete.              E Territory
              Techman Center Rt 20              T: +508-248-3211
              Charlton City, Mass 01508-0727    F: +508-248-3113
------------------------------------------------------------------------------------------------------------------------------------
Romania       TELESPEED OPS, INC.               Eugene Pascal          10/1/96  10/1/97  Sent extension letter  E Project Specific
              61-32 165th Street                T: 718-460-4403                          to be
              Flushing. N.Y. 11365              F: 718-460-0697                          signed.(10/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  ABDULLAH BUGSHAN                  Abdullah Bugshan       7/17/94  7/17/98  Complete.              E Project Specific
              Bugham Building                   T: +966-1-478-7711
              Airport St.                       F: +966-1-477-4225
              P.O. Box 80
------------------------------------------------------------------------------------------------------------------------------------
Sudan         JABROKE ENG. LTD                  Dr. A Kaboash          7/6/97   7/1/98   Complete.              E Project Specific
              19 Great Newport St.              T: +0171-499-8773
              London, England WC2H7JE           F: +0171-408-0749
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        TRANSCONTINENT ENTERPRISE         Jason Lee              4/1/96   4/1/97   Sent extension letter  E Project Specific
              CO.                               T: +886-2-6279260                        to be signed.
                                                F: +886-2-7996910
------------------------------------------------------------------------------------------------------------------------------------
Thailand      TELESAT CORP. CO.                 T: +66-2-682-6111      1/15/97  1/15/98  Complete, Need to      N/E Project Specific
              900/9 SVOA Tower                  F: +66-2-682-6300                        verify if we are
              RAMA III Rd. Bangpongpang,                                                 renewing?
              Yannawa, Bangkok 10120, Thailand
------------------------------------------------------------------------------------------------------------------------------------
Turkey        HABERLESME                        Onder Guven            10/1/96  10/1/97  Sent extension letter  E Territory
              TELEKOMUNIKASYON                  T: +90-4-440-9647                        to be signed.
              Rafet Canitez Caddesi             F: +90-4-440-9749
              Akin 1 Apt. 2/63
              06450 Oran
------------------------------------------------------------------------------------------------------------------------------------

--------------------------
Territory     Compensation

--------------------------
Malaysia      5% of Sale



--------------------------
Pakistan      10% of Sale


--------------------------
Romania       3% of Sale


--------------------------
Saudi Arabia



--------------------------
Sudan         5% of Sale


--------------------------
Taiwan        5% of Sale


--------------------------
Thailand      5% of Sale



--------------------------
Turkey        5% of Sale



--------------------------

Page 3
12/9/97

* =  Agreement has expired - needs to be reviewed.


                              COMPANY CONFIDENTIAL

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                    PRODUCTS
                      DISTRIBUTOR/REPRESENTATIVE AGREEMENTS

------------------------------------------------------------------------------------------------------------------
Territory   Name/Address                Contact Name/Tel. #     Eff.      Exp.      (E)Exclusive          Products
                                                                Date      Date      (NE)Nonexclusive
------------------------------------------------------------------------------------------------------------------
Argentina   TECHNOLOGY GROUP            Alejandro Russo         7/1/97    7/1/98    E- Progeny            VSLXIB
            Gral Guido 2343             T: 54-1-747-6911                            N/E- Lynxx
            (1643) BeccarBuanos Aires,  F: Same
            Argentina
------------------------------------------------------------------------------------------------------------------
Australia   COMSYST (AUSTRALIA)         Neville Lee             1/10/96   12/31/97  NE                    VSLXIB
            PTY LTD                     T: + 61-2-878-1188
            10 Byfield Street           F: + 61-2-878-5622
            North Ryde NSW, Australia
------------------------------------------------------------------------------------------------------------------
California  COLLINS MARINE CORP.        Essie Collins           7/1/94    Open      N/E                   VSLXIB
            1017 Grandview Drive        Mike Johnson
            San Francisco, CA 94080     T: 1-415-588-9806
                                        T: 1-415-588-9802
                                        F: 1-4I5-588-9303
------------------------------------------------------------------------------------------------------------------
California  REMOTE SATELLITE            Rob Rosen               1/15/96   12/31/97  N/E                   VSLXIB
USA         SYSTEMS                     T: 1 + 415-256-8199
            INTERNATIONAL               F: 1 + 415-256-8198
            1010 Lootens Place #17
            San Rafael, CA 94901
------------------------------------------------------------------------------------------------------------------
Canada      TD COMMUNICATIONS           Bob Patterson           10/13/94  Open*     N/E                   VSLXIB
            1007H-5th Avenue, NE        Victor Robins
            Calgary, Alberta            Dean White
            Canada T2E 6W1              Larry Grieve
                                        T: 1+403-274-4663
                                        F: 1+403-274-4666
------------------------------------------------------------------------------------------------------------------
France      TD COM                      Patrick Gibassier       3/26/93   Open*     N/E                   VSLXIB
            3 Avenue des Erables        Monique Faudrerre
            Zac De La Butte Gayen       Pierre Bous
            94440 Santeny, France       T: 4044-5600
                                        F: 4044-5603
                                        1-403-735-6063
------------------------------------------------------------------------------------------------------------------
Germany     ELNA GmbH                   Jan Evers Bernhard von  3/1/94    Open*     N/E                   VSLXIB
            2084 Rellingen bei Hamburg  Dobro Wolski
            Siemenstrasse 35            Klaas Schlenkermann
            Germany                     Uwe Lamprecht
                                        T: +49-4101-301251
                                        F: +49-4101-301214
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
Territory   Status                    Compensation

----------------------------------------------------
Argentina   Complete                  Representative
                                      10% Commission


----------------------------------------------------
Australia   Complete                  20% Discount



----------------------------------------------------
California  Need to terminate         20% Discount
            (HOLD) Clear up
            balance.


----------------------------------------------------
California  Sent Application for      20% Discount
USA         Renewal 4/97, Sales Rep
            to verify status of
            application. On Hold.

----------------------------------------------------
Canada      Sent Application for      20% Discount
            Renewal 4/97. Sales Rep
            to verify status of
            application.


----------------------------------------------------
France      Sent Application for      20% Discount
            Renewal, 4/97, Sales Rep
            to verify status of
            application.


----------------------------------------------------
Germany     Sent Application for      20% Discount
            Renewal, 4/97. Sales Rep
            to verify status of
            application.


----------------------------------------------------

VSLXIB = Mobiles at LYNXX INVARSAT-8 Transportable Satellite Terminals and Accessories.

* = Agreement has expired - needs to be reviewed.

                                                                          Page 1
                                                                         12/9/97


                              COMPANY CONFIDENTIAL

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                    PRODUCTS
                      DISTRIBUTOR/REPRESENTATIVE AGREEMENTS

-------------------------------------------------------------------------------------------------------------------
Territory    Name/Address              Contact Name/Tel. #    Eff.     Exp.      (E)Exclusive          Products
                                                              Date     Date      (NE)Nonexclusive
-------------------------------------------------------------------------------------------------------------------
Houston, TX  ABLE COMMUNICATIONS       Ed Mallet              6/22/95  12/31/96  N/E                   VSLXIB
USA          CO.                       Mark Bujnock
             6214 W. Broadway          T: 1 + 713-435-9800
             Pearland, TX 77581        F: 1 + 713.485-8230
-------------------------------------------------------------------------------------------------------------------
Houston, TX  FROTRONICS, INC.          Jack Frost             3/26/93  Open      N/E                   VSLXIB
USA          6142 S. Loop E.           Brian Patrick
             Houston, TX 77087         T: 1 + 713-644-6445
                                       F: 1 + 713-644-2134
-------------------------------------------------------------------------------------------------------------------
Hungary,     AURIMPEX                  Theo Bash              8/10/95  12/31/96  N/E                   VSLXIB
Romania,     TECHNOLOGIES INC.         T: +361-252-3444
Ukraine      1148 Budapest             F: +361-252-0159
             Fogarasi ut 14, Hungary
-------------------------------------------------------------------------------------------------------------------
Indonesia    Pt. Indah Bangun Mandiri  Yulianto Djunaidi      9/1/97   9/1/98    Complete.             VSLXIB
             Jl. Duren Barat 4 No. 25  F- 62-21-568-7721
             Tomang Barat - Jakarta
             11470
-------------------------------------------------------------------------------------------------------------------
Israel       TELELINK                  J. Hertz               3/1/97   3/1/98    N/E                   VSLXIB
             Werkstraat 15             (T) 92-6-627-3474
             B-2018 Antuerp            (F) 972-6-627-3475
             Belgium
-------------------------------------------------------------------------------------------------------------------
Japan        KTI CO LTD.2-1-23,        S. Higashi S. Katsuma  8/15/94  Open      N/E                   VSLXIB
             NakameguroMeguro-         T: + 81-3-3794-8285
             KuTokyo 153 Japan         F: + 81-3-3794-8293

-------------------------------------------------------------------------------------------------------------------
Korea        SAMSUNG CORP.             J.H. Lee               8/1/97   8/1/98    E/Lynxx/Progeny       E-Territory/
             250, Tae-Pyung-Ro, 2 Ga,  Y.S. Ryu                                                        Lynxx/Proge
             Chungku                   T: 82-2-751-3382                                                ny     N/E-
             Seoul, Korea                                                                              Korean
                                                                                                       Military
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
Territory    Status                      Compensation

----------------------------------------------------
Houston, TX  Awaiting for agreement to   20% Discount
USA          be signed, 9/28.

----------------------------------------------------
Houston, TX  Awaiting for agreement to   20% Discount
USA          be signed, 9/28.

----------------------------------------------------
Hungary,     Sent Application for       20% Discount
Romania,     Renewal, 4/97. Sales Rep
Ukraine      to verify status of
             application.
----------------------------------------------------
Indonesia    N/E Lynxx                  20% Discount


----------------------------------------------------
Israel       Complete                   10% of Sale


----------------------------------------------------
Japan        Sent Application for       20% Discount
             Renewal, 4/97. Sales Rep
             to verify status of
             application. On Hold.
----------------------------------------------------
Korea        Complete.                  6% of Sale



----------------------------------------------------

VSLXIB = Mobiles at LYNXX INVARSAT-8 Transportable Satellite Terminals and Accessories.

* = Agreement has expired - needs to be reviewed.

                                                                          Page 2
                                                                         12/9/97


                              COMPANY CONFIDENTIAL

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                    PRODUCTS
                      DISTRIBUTOR/REPRESENTATIVE AGREEMENTS

---------------------------------------------------------------------------------------------------------------
Territory       Name/Address                 Contact Name/Tel. #     Eff.         Exp.         (E)Exclusive
                                                                     Date         Date         (NE)Nonexclusive
---------------------------------------------------------------------------------------------------------------
Malaysia,       FEDERAL TELECOM SDN          C Stan                  4/20/95      12/31/96     N/E
Bangladesh      BHD Lot 2, Jalan             T: + 603-7560255
                222, Section 51A             F: + 603-7568868
                46100 Petaling Jaya
                Selangor Derul Ehsan
                Malaysia
---------------------------------------------------------------------------------------------------------------
New York &      O'GARA SATELLITE             Jack Lemmerman          11/10/95     12/31/96     N/E
Ohio            NETWORKS                     T: 516-586-5100
                1 Brandywine Drive           F: 516-586-5531
                Deer Park, N.Y. 11729
---------------------------------------------------------------------------------------------------------------
New Zealand     RADIOLA CORP. LTD.           Richard Thompson        9/6/95       12/31/96     N/E
                Wineera Drive                T: + 64-4-237-0139
                Private Bag 30911            F: + 64-4-237-1267
                Porirua City, New Zealand
---------------------------------------------------------------------------------------------------------------
Peru            LIMATEL                      Luis Felipe Yanes       11/1/96      11/1/97      N/E
                Conquistadores 396 Oficina   T: + 441-1310/440-2745
                #305 Lima 27                 F: + 511-441-0230
                Peru
---------------------------------------------------------------------------------------------------------------
Plano, TX       AOS, INC.                    Sue Robinson            8/10/93      Open*        N/E
USA             2420 Westridge               Howard Robinson
                Plano,TX 75075               T: 1 + 214-424-9227
                                             F: 1 + 214-386-5712
---------------------------------------------------------------------------------------------------------------
Saudi Arabia    EEMCO                        Tarek Stouhy            12/13/93     Open*        N/E
                P.O. Box 3750                Jamil Habib Jaffal
                Riyadh 11481 Saudi Arabia    T: + 966-1-4771650
                                             F: + 966-1-4785140
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Territory       Products           Status             Compensation

------------------------------------------------------------------
Malaysia,       VSLXIB     Sent Application for       20% Discount
Bangladesh                 Renewal, 4/97. Sales Rep
                           to verify status of
                           application. On Hold.


------------------------------------------------------------------
New York&       VSLXIB     Sent Application for       20% Discount
Ohio                       Renewal, 4/97. Sales Rep
                           to verify status of
                           application. On hold.
------------------------------------------------------------------
New Zealand     VSLXIB     On Hold.                   20% Discount



------------------------------------------------------------------
Peru            VSLXIB     HG to verify if we are     10% of Sale
                           renewing?


------------------------------------------------------------------
Plano, TX       VSLXIB     Awaiting for agreement     20% Discount
USA                        to be signed, 9/28.


------------------------------------------------------------------
Saudi Arabia    VSLXIB     Sent Application for       20% Discount
                           Renewal, 4/97. Sales
                           Rep to verify status
                           of application.
------------------------------------------------------------------

VSLXIB = Mobiles at LYNXX INVARSAT-8 Transportable Satellite Terminals and
         Accessories

* = Agreement has expired - needs to be reviewed

                              COMPANY CONFIDENTIAL                        Page 3
                                                                         12/9/97

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                    PRODUCTS
                      DISTRIBUTOR/REPRESENTATIVE AGREEMENTS

---------------------------------------------------------------------------------------------------------------
Territory       Name/Address                 Contact Name/Tel. #     Eff.         Exp.         (E)Exclusive
                                                                     Date         Date         (NE)Nonexclusive
---------------------------------------------------------------------------------------------------------------
South Africa    NAVIGATION SCIENCE           Fred Joubert            4/6/95       12/31/96     ETerritory
                CORP.                        T: 1 + 818-991-9794
                31127 Via. Co1linas          F: 1 + 818-991-9896
                Suite 807
                West Lake Village, CA
---------------------------------------------------------------------------------------------------------------
South Africa    PERTEC (PTY) LTD.            Peter How,              8/17/94      Open*        N/E
Zimbabwe        P.0. Box 232,                L. Hawkins
                Halway House                 Peter Bruce
                1685 Johannesburg,           T: + 27-11-805-1996
                South Africa                 F: + 27-11-805-2632
---------------------------------------------------------------------------------------------------------------
Thailand        UNIMESA                      Preecha Jira            3/1/93       Open         N/E
                2540 Sukhumvit Road          Uthai Mangtrisan
                Bangna, Bangkok 10260        T: +66-2-398-9489
                Thailand                     F: +66-2-398-9488
---------------------------------------------------------------------------------------------------------------
United          RE UK LTD.                   Mike Faban              10/9/96      10/9/98      N/E
Kingdom         Alberto House                T: +897-3-1119
                Hogwood Lane,                F: +897-3-1190
                Finchamstead Berkshire
                RG4O 4RF
---------------------------------------------------------------------------------------------------------------
United          7E COMMUNICATIONS LTD.       Peter Beardow           3/24/93      Open*        N/E
Kingdom         Technology Transfer Ctr      T: + 44-1-344-872737
                Silwood Park Buckhurst       F: + 44-1-344-872276
                Road, Ascot Berks,
                SL5 7PW England
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Territory       Products           Status             Compensation

------------------------------------------------------------------
South Africa    VSLXIB/    Awaiting for fully         10% of Sale
                Progeny    executed copy, 7/20.
                           Sales Rep to verify status?


------------------------------------------------------------------
South Africa    VSLXIB     Sent Application for       20% Discount
Zimbabwe                   Renewal, 4/97, Sales Rep
                           to verify status of
                           application.

------------------------------------------------------------------
Thailand        VSLXIB     Sent Application for       20% Discount
                           Renewal, 4/97. Sales Rep
                           to verify status of
                           application. On Hold.
------------------------------------------------------------------
United          Progeny    Complete                   OEM/Reseller
Kingdom                                               Discount



------------------------------------------------------------------
United          VSLXIB     Sent Application for       20% Discount
Kingdom                    Renewal, 4/97. Sales Rep
                           to verify status of
                           application. On Hold.
------------------------------------------------------------------

VSLXIB = Mobiles at LYNXX INVARSAT-8 Transportable Satellite Terminals and
         Accessories

* = Agreement has expired - needs to be reviewed

                              COMPANY CONFIDENTIAL                        Page 4
                                                                         12/9/97

                   CM-SATELLITE TRANSMISSION SYSTEMS DIVISION
                                     SYSTEMS
                       REPRESENTATIVE/CONSULTANT AGREEMENT

---------------------------------------------------------------------------------------------------------------
Territory       Name/Address                 Contact Name/Tel. #     Eff.         Exp.         (E)Exclusive
                                                                     Date         Date         (NE)Nonexclusive
---------------------------------------------------------------------------------------------------------------
Venezuela       EPROTEL, S.A.                Yolanda Anez de Pacs    10/15/96     10/15/97     N/E
                Av. Circunvalacion Del Sol   T: + 985 51 44
                Centro Professional Santa    F: + 9860390
                Paula Torre B, piso 4, Ofe.
                407-412 Urb Santa Paula
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Territory       Products           Status             Compensation

------------------------------------------------------------------
Venezuela       VSLXIB     HG to verify if we are     20% - 35%
                           renewing?                  Discount
------------------------------------------------------------------

VSLXIB = Mobiles at LYNXX INVARSAT-8 Transportable Satellite Terminals and
         Accessories

* = Agreement has expired - needs to be reviewed

                             COMPANY CONFIDENTIAL                         Page 5
                                                                         12/9/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
Academy of Broadcasting Science                   MUTUAL BUSINESS                   10/97-10/2000
Ministry of Radio, Film & TV
-----------------------------------------------------------------------------------------------------
Advent Communciations                      DIGITAL NEWS GATHERING SYSTEM/             3/95-3/98
                                                 TV SATELLITE LINKS
-----------------------------------------------------------------------------------------------------
Ansarom Servicill S.R.L.                  ETG DIST. OF DIGITAL COMPRESSED             7/96-7/99
                                                         TV
-----------------------------------------------------------------------------------------------------
Ark Telecommunciations, Inc.                    MARKETING STRATEGIES                 7/94-12/94
-----------------------------------------------------------------------------------------------------
Ark/Pacific Century/STS                           CORPORATE ACCESS                    3/95-3/98
-----------------------------------------------------------------------------------------------------
ASCOR Electronics, Inc.                   C, X, KU-BAND SATELLITE PRODUCTS            5/94-5/97
-----------------------------------------------------------------------------------------------------
At&t Morristown NJ                               MARKETING PROGRAMS                  10/92-10/95
-----------------------------------------------------------------------------------------------------
At&t Basking Ridge, NJ                         TELECOMMUNICATIONS FOR                 9/93-9/96
                                              INTERNATIONAL TRAVELERS
-----------------------------------------------------------------------------------------------------
At&t New York City                           ECHO CANCELLING TECHNOLOGY              11/93-11/96
-----------------------------------------------------------------------------------------------------
Binariang Satellite Sys.                        MEASAT KUALA LUMPUR                   8/95-8/97
-----------------------------------------------------------------------------------------------------
Booze, Allen & Hamilton                            GOV'T PROJECT                     3/96-8/2000
-----------------------------------------------------------------------------------------------------
"BT" British Telecom Plc.                     GMACS 16&32 RC&M SYSTEMS                9/97-9/99
-----------------------------------------------------------------------------------------------------
Capitol broadcasting Co. Inc.                  KA-BAND COMUNNICATIONS                8/97-8/2002
-----------------------------------------------------------------------------------------------------
Coherent Com. Sys. Corp.                        MARKETING STRATEGIES                10/95-/10/97
-----------------------------------------------------------------------------------------------------
Columbia Communications Corporation        TDRS-4 INTERNATIONAL SAT COMM              7/93-7/95
-----------------------------------------------------------------------------------------------------
COMSAT Systems Divison                    RF TERMINALS & COMPONENTS FAASAT           10/92-10/97
-----------------------------------------------------------------------------------------------------
Consultare Technology Group, Inc.                  POLSAT PROJECT                     2/96-2/99
-----------------------------------------------------------------------------------------------------
Crosslink, Inc.                                 MARKETING STRATEGIES                  8/96-8/99
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
Curlerul National S.A. Broadcasting        WORK ASSOCIATED WITH PROPOSAL              4/95-4/98
   Dpt.                                             NO. P95-7276
-----------------------------------------------------------------------------------------------------
DAYTON /TRANSCO Inc.                           TRANSPORTABLE RADARSAT                 3/94-3/97
                                                      TERMINAL
-----------------------------------------------------------------------------------------------------
Designsat                                      DIGITAL VOICE SYSTEMS                  7/93-7/96
                                                 TELECOMMUNICATIONS
-----------------------------------------------------------------------------------------------------
Tom Durston Consulting                          EVALUATION OF LYNXX                   6/96-6/99
-----------------------------------------------------------------------------------------------------
ECI Telecom Inc.                                TECHNICAL & SOFTWARE                  8/93-8/95
                                                    INFORMATION
-----------------------------------------------------------------------------------------------------
Electric-Magnetic Processess, Inc.                  RFP SUPPORT                      11/91-11/94
-----------------------------------------------------------------------------------------------------
GE American Communciations, Inc.          GLOBAL KA-BAND SATELLITE SYSTEM            2/97-2/2000
-----------------------------------------------------------------------------------------------------
GE American Communciations, Inc.                  BROADCAST CENTER                    5/97-5/99
-----------------------------------------------------------------------------------------------------
GEC-Marconi                                MUTUAL BUSINESS OPPORTUNITIES             11/96-11/99
-----------------------------------------------------------------------------------------------------
Gilat Satellite Networks, Ltd. (GSN)     EVALUATING TECHNICAL CAPABILITIES            9/96-9/98
-----------------------------------------------------------------------------------------------------
GLOBAL SAT NETWORK (GSN)                     INFRASTRUCTURE DEVELOPMENT               8/96-2001
                                                      PROJECT
-----------------------------------------------------------------------------------------------------
Glocom Inc.                                  INMARSAT "B" CHANNEL UNITS               4/96-4/99
-----------------------------------------------------------------------------------------------------
GTE Government Systems Corp.              ENGINEERING & TECHNICAL INFO GTE            1/94-1/97
                                                   DIGITAL SWITCH
-----------------------------------------------------------------------------------------------------
GTE Government Systems Corp.                TRI-BAND SATELLITE TERMINAL              10/95-10/98
                                                   OPPORTUNITIES
-----------------------------------------------------------------------------------------------------
Harris Corporation, Farinon Division         DIGITAL TV EXCITER PRODUCT              11/93-11/96
-----------------------------------------------------------------------------------------------------
HSC                                         MUTUAL BUSINESS OPPORTUNITES             9/96-9/2001
-----------------------------------------------------------------------------------------------------
Hughes Aircraft Company                     PHASE III OF ROYAL THAI AIR               4/93-5/93
                                                  DEFENSE SYSTEMS
-----------------------------------------------------------------------------------------------------
Hyundai                                           POLSPACE PROJECT                    9/96-9/99
-----------------------------------------------------------------------------------------------------
IBM                                          MOBILE SATELLITE SERVICES               10/91-10/93
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
INET INC.                                          CBRN-E PROJECT                     8/91-8/94
-----------------------------------------------------------------------------------------------------
INFONET Services Corporation                   GOVERNMENT PROCUREMENT                 8/92-8/94
-----------------------------------------------------------------------------------------------------
                                                  TITAL BROADBAND                    10/96-10/98
ING (U.S.) Capital Corporation                    COMMUNICATIONS
-----------------------------------------------------------------------------------------------------
                                            INMARSAT PACKET DATA SYSTEM
(INMARSAT)                                 SATELLITE BASE STATION PROGRAM            9/97-9/2002
-----------------------------------------------------------------------------------------------------
                                           PC DEMAND ASSIGNMENT MULTIPLE
Innovative Communciations Tech, Inc.              ACCESS (PC-DAMA)                    3/93-3/96
-----------------------------------------------------------------------------------------------------
                                               TRANSPORTABLE RADARSAT
IOTEK, Inc.                                           TERMINAL                        1/94-1/97
-----------------------------------------------------------------------------------------------------
                                             CELLULAR TELEPHONE NETWORK
Katel, Tk Tel, Ltd.                          WITH INTERNATIONAL GATEWAY               7/93-7/96
-----------------------------------------------------------------------------------------------------
Kokusa Telcom                                    KTI'S USE OF LYNXX                  2/97-2/2000
-----------------------------------------------------------------------------------------------------
                                           MOBIL COMMUNICATIONS SATELLITE
Lockheed Martin                                       PROJECT                         6/96-6/99
-----------------------------------------------------------------------------------------------------
Lockheed Martin                                   ELLIPSO PROGRAM                     9/97-9/98
-----------------------------------------------------------------------------------------------------
                                            UNIVERSAL MODEM & STAR-T AND
Magnavox Electronic Sys. (MESC)                    LMST TERMINALS                     6/94-6/96
-----------------------------------------------------------------------------------------------------
MCI Telecommunciations Corp.                      MUTUAL BUSINESS                     5/95-5/97
-----------------------------------------------------------------------------------------------------
Motorola Inc.                                     MUTUAL BUSINESS                   11/97-11/2001
-----------------------------------------------------------------------------------------------------
Netcom Solutions                              COMESAN NETWORK PROJECT                 9/96-9/98
-----------------------------------------------------------------------------------------------------
News Datacom                                   BUSINESS OPPORTUNITIES               11/95-11/2000
-----------------------------------------------------------------------------------------------------
NIAC                                            VNPT TELSTRA PROJECT                  1/95-1/98
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
Nuera/PCSI                                   MUTUAL BUSINESS INTERESTS                5/96-5/99
-----------------------------------------------------------------------------------------------------
Omni Communications                               MUTUAL BUSINESS                     1/96-1/99
-----------------------------------------------------------------------------------------------------
Orion Atlantic L.P.                            V-SAT NETWORK PRODUCTS                 6/94-6/99
-----------------------------------------------------------------------------------------------------
Pacific Century Telecommunications               TELECOM EQUIPMENT                    2/95-2/00
-----------------------------------------------------------------------------------------------------
                                             VOICE FAX DATA COMPRESSION
Pacific Communications Sciences              MULTIPLEXING WIRELESS COMM               7/92-7/97
-----------------------------------------------------------------------------------------------------
PCSI                                         MUTUAL BUSINESS INTERESTS                5/96-5/99
-----------------------------------------------------------------------------------------------------
Philips Broadcast Television Sys. Co.        MUTUAL BUSINESS INTERESTS                8/97-8/98
-----------------------------------------------------------------------------------------------------
Qualcomm                                          MUTUAL BUSINESS                     8/96-8/99
-----------------------------------------------------------------------------------------------------
Qualcomm                                          MUTUAL BUSINESS                    9/97-9/2002
-----------------------------------------------------------------------------------------------------
Raytheon Service Co.                       FAA SATELLITE TELECOM SYSTEMS             12/92-12/95
-----------------------------------------------------------------------------------------------------
                                            INMARSAT & MOBILE SATELLITE
RDC/CARCOM/VIASAT                                     PRODUCTS                        4/94-4/97
-----------------------------------------------------------------------------------------------------
Re America                                        MUTUAL BUSINESS                    12/96-12/98
-----------------------------------------------------------------------------------------------------
RF Microsystems, Inc.                         C, X, KU-BAND PRODUCTS                  5/94-5/97
-----------------------------------------------------------------------------------------------------
                                               SOURCES FOR FINANCING
Robert G.Cusac                              AERONAUTICAL TELECOM NETWORK              4/94-4/97
-----------------------------------------------------------------------------------------------------
Rockwell                                      MSAT LAND EARTH STATION                 8/94-8/95
-----------------------------------------------------------------------------------------------------
Samsung                                   POTENTIAL SOURCES FOR SATELLITE
                                                        E/S                          12/92-12/95
-----------------------------------------------------------------------------------------------------
Satellite Technology Management Inc.          VARIOUS SATELLITE INFO.                 6/94-6/97
-----------------------------------------------------------------------------------------------------
Satlantic, Inc.                                TRANSPORTABLE RADARSAT
                                                      TERMINAL                        1/94-1/97
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
Scitex Corporation Ltd/Israel                    PRESS POINT SYSTEM                   5/95-5/98
-----------------------------------------------------------------------------------------------------
Scientific Atlanta, Inc./WestingHouse             ELLIPSO PROGRAM                     3/94-3/95
-----------------------------------------------------------------------------------------------------
Siemens                                        JOINT COMMAND PROJECT
                                              ECUADOREAN ARMED FORCES                 3/94-3/97
-----------------------------------------------------------------------------------------------------
                                           PROCESSING OF SIGNALS PRIOR TO
Snell & Wilcox Limited                              COMPRESSION                       1/95-1/97
-----------------------------------------------------------------------------------------------------
Stanford Telecommunications, Inc.                  IDAC PRODUCTS                     12/92-12/95
-----------------------------------------------------------------------------------------------------
                                             ACM MODULE SEE MOA PARA 12
Storke Industries                                PROPRIETARY INFO.                    7/94-7/96
-----------------------------------------------------------------------------------------------------
Summa Four, Inc.                                MUTUAL OPPORTUNITIES                  1/97-1/99
-----------------------------------------------------------------------------------------------------
Sumitomo Corporation of America           POTENTIAL SOURCES FOR E/S SUPPLY            7/92-7/95
-----------------------------------------------------------------------------------------------------
                                          SATELLITE & TERRESTRIAL CELLULAR
Systar Telecommunications                              SYSTEM                        6/92- 6/95
-----------------------------------------------------------------------------------------------------
Tadiran                                      DIGITAL TV SATELLITE LINKS              11/93-11/96
-----------------------------------------------------------------------------------------------------
Tandberg Television AS                          DIGITAL TV VENTURES                   2/95-2/98
-----------------------------------------------------------------------------------------------------
Telecom New Zealand                            BUSINESS OPPORTUNITIES               7/95- 7/2000
-----------------------------------------------------------------------------------------------------
The Software Group                             BUSINESS OPPORTUNITIES                 7/96-7/99
-----------------------------------------------------------------------------------------------------
The Trustforte Corporation                      PROSPECTIVE BUSINESS                  6/94-6/99
-----------------------------------------------------------------------------------------------------
Thomson-CSF                                       ODYSSEY PROJECT                     2/92-2002
-----------------------------------------------------------------------------------------------------
Thomson-CSF                                  MOBILE & TACTICAL STATIONS              12/91-12/96
-----------------------------------------------------------------------------------------------------
TIERNAN COMMUNICATIONS, INC.                       GMACS PROGRAM                     4/97-4/2002
-----------------------------------------------------------------------------------------------------
Titan Capital Corporation                       UZBEKISTAN (R.LEVIN)                  4/94-4/97
-----------------------------------------------------------------------------------------------------
                                            SATELLITE COMMUNICATIONS IN
TK Tel Ltd.                                     FORMER SOVIET UNION                   7/94-7/97
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

               NON DISCLOSURE / CONFIDENTIALITY AGREEMENT LISTING

-----------------------------------------------------------------------------------------------------
        CORPORATION ENTERED IN                  BRIEF DESCRIPTION OF
          AGREEMENT WITH STS                     PROGRAM / PRODUCT                 VALIDITY PERIOD
-----------------------------------------------------------------------------------------------------
                                        Confidentiality Agreement Meeting of
TK Tel/STS                                            5/16/95                         5/95-5/98
-----------------------------------------------------------------------------------------------------
TRW                                            TRW'S ODYSSEY PROGRAM                  3/96-3/99
-----------------------------------------------------------------------------------------------------
VertiCom                                     KU BAND CONVERTER MODULES                4/95-4/98
-----------------------------------------------------------------------------------------------------
VIASAT                                       MUTUAL BUSINESS RELATIONS                9/93-9/98
-----------------------------------------------------------------------------------------------------
                                              VIASAT'S STARWIRE & DAME
VIASAT                                       SATELLITE NETWORK SYSTEMS                3/97-3/98
-----------------------------------------------------------------------------------------------------
VIASAT                                             SIVAN PROJECT                     6/97-6/2000
-----------------------------------------------------------------------------------------------------
Vitacom Corporation                          MUTUAL BUSINESS RELATIONS               11/93-11/95
-----------------------------------------------------------------------------------------------------
                                             MOBILE SATELLITE SERVICES
Westinghouse Electric Corporation             COMMUNICATIONS (MSS CGS)               12/91-12/92
-----------------------------------------------------------------------------------------------------

                              COMPANY CONFIDENTIAL                      12/10/97

                          Reference: Article 3.11(XV)

                   CUSTOMER OPTION IN CONNECTION WITH BACKLOG

                              Additional Contract
    Customer          Contract No.      Contract Value        Option Value
    --------          ------------      --------------     -------------------
1. U.S. Army        DAAB07-97-C-A517      $1,565,337            $275,856

                         SATELLITE TRANSMISSION SYSTEMS
                              OUTSTANDING PROPOSALS

                                   >$100,000                      As of 12/10/97

Proposal                                                             Prop Value
Number     Customer       Country     Prop Description                  ($MIL)
================================================================================
8557     Sichuan          China       4 IDR St.                         $1.50

8567     ONPT             Africa      3 SNG's                           $1.50
                                      (Proposal)

8570     Telgua           Guatemala   Std. B                            $1.20
                                      (E&S list)

8603     MNG TV           Turkey      SNG Network                       $1.17

8578     Measat           Malaysia    STD F3                            $1.00
                                      (E&S List)

8419     Samsung          Korea       KBS Video Distribution            $0.90

8620     AT&T             USA         IF AMPS for Coram                 $0.75

8519     Panchao TV       Taiwan      Progeny XP                        $0.74

8432     Hungarian TV     Hungary     Video Network                     $0.64

8490     Digicom          Romania     Printing Network                  $0.62

8447     Q.Tel            Qatar       MCPC Network                      $0.59

8618     Digicom          Romania     Digital Video Distribution

8178     Impsat Mexico    Mexico      7.2 Meter Ku Station              $0.53

8615     Loral Skynet     USA         Move 8M antenna equipment         $0.50

8349     Emetel           Ecuador     IDR                               $0.50

8480     Rosnet           Russia      Internet Services                 $0.50

8594     Samsung          Korea       Internet Uplink                   $0.50

8533     St. Kitts Hotel  St. Kitts   Internet Connection               $0.50

8589     Impsat           Ecuador     C-Sat E/S                         $0.46

                                 COMPANY PRIVATE

                                                                  1.

                         SATELLITE TRANSMISSION SYSTEMS
                              OUTSTANDING PROPOSALS

                                   > $100,000                     As of 12/10/97


Proposal                                                                            Prop Value
Number    Customer               Country        Prop Description                      ($MIL)
==============================================================================================
8483   EFRAT                     Israel         Phones Upgrade                         $0.40

8542   Transcontent Enterprise   Taiwan         3 Flyaway                              $0.40

8601   Impsat                    Colombia       6.1M CSAT                              $0.35

8388   Emetel                    Ecuador        Two site additional 4 sites            $0.35

8562   Samsung                   Korea          TVRO                                   $0.30

8448   Impsat                    Argentina      9 Meter C band                         $0.27

8387   PTT Netherlands           Netherlands    Std. F2                                $0.26

8294   Impsat                    Mexico         6.1M C-Band CSAT                       $0.25

8572   Telefonica                Spain          Upconverter                            $0.25

8424   ACCR                      Santo Domingo  Std. F1                                $0.24

8537   Impsat                    Brazil         Progeny XP                             $0.21

8616   TVD                       USA            L Band/70 mkg down converters          $0.20

8493   Impsat                    Argentina      Ku Band Dual 1:8 Tiger cab w/GCE       $0.17

8471   Ford                      USA            UPS & Back up power                    $0.16

8325   Us-Net                    Costa Rica     Network                                $0.15

8363   Reuters                   USA            E/S Terminal                           $0.15

8364   Reuters                   USA            E/S Terminal                           $0.15

8466   PTT Telecom               Netherlands    GMACS Upgrade                          $0.15

8407   HNS                       USA            Site upgrade-Scamp system upgrade.     $0.14

                                COMPANY PRIVATE
                                                                  2.

                         SATELLITE TRANSMISSION SYSTEMS
                              OUTSTANDING PROPOSALS
                                   > $100,000


Proposal                                                                          Prop Value
Number    Customer              Country        Prop Description                     ($MIL)
============================================================================================
5804   Raytheon                 USA            Sivam C-Band Network                 $25.00
                                               (Proposal)

8497   Govt Pakistan            Pakistan       Mob Cellular                         $10.40
                                               (Proposal)

8241   Belgium Army             Belgium        Flyaway hubs and Naval terminal      $10.00

8507   Capitol Broadcasting     USA            CBC Ka Band Feederlinks              $10.00

8408   Northrop Grumman         USA            Voice Data Network-Upside             $9.80

7976   Raytheon                 Argentina      SIVYCEA Network                       $8.00

8614   Northrop Grumman         USA            ATC Network
                                               (Equipment & Service List)            $6.60

8310   Bezeq                    Israel         Inmarsat                              $4.00

9035   TV Globo                 Brazil         Progeny                               $3.50

8456   Guatel                   Guatemala      Rural Telephony Network               $3.20
                                               (Proposal)

8420   BTC                      Bulgaria       Std. A                                $3.00

8129   Mo PTT                   Saudi          Multiple change proposals.            $2.50

8210   Gruner & Jahr            Germany        SCPC Network                          $2.50

8453   O'Connors MOD            Singapore      DAMA Network                          $2.00

8441   Measat                   Singapore      DTH                                   $2.00

8440   HBO (Singtel)            Singapore      Digital TV                            $1.70

8392   AT&T                     USA            ETAM E/S Antenna I upgrade.           $1.60

8455   Saudi Gov't              Saudi          Saudi Network                         $1.60

8576   TeleAmazonas             Ecuador        2 MCPC                                $1.50
                                               (E&S list)

                                 COMPANY PRIVATE

                                                                     3.

                         SATELLITE TRANSMISSION SYSTEMS
                              OUTSTANDING PROPOSALS

                                    > $100,000

Proposal                                                              Prop Value
Number    Customer     Country     Prop Description                     ($MIL)
================================================================================

8581   BTC             Bulgaria    Down Converter                        $0.13

8587   BEZEQ           Israel      Modem Rack                            $0.13

8598   OTE             Greece      Antenna                               $0.13

8554   Linkom          Israel      C-BAND Hub Station                    $0.13

7504   AT&T            USA         FAA Video Hub Upgrade                 $0.11

8509   Star TV         Hong Kong   Transportable Antenna Clearwater      $0.10

8411   AT&T            USA         Roaring Creek GCE UAS Rack            $0.10

8350   Emetel          Ecuador     Phones                                $0.10

                                                                       -------
                                                                       $129.00

                                 COMPANY PRIVATE

                                                                    4.

                                SCHEDULE 3.11(c)

                     DEFAULTS AND CONSENTS UNDER CONTRACTS

1. DEFAULTS: None.

2. ENFORCEABILITY: None.

3. CONSENTS: CMI must obtain consent of the other party to each of the contracts listed under items 3(i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) in this
Schedule 3.11(c) prior to assignment thereof:

      (i) CUSTOMER AGREEMENTS:

[The number in parentheses after each of the following contracts is the job number, which correlates to the job numbers in the customer contract chart in
Schedule 3.11(a).]

      a. Purchase Order dated February 17, 1996, Hughes Network Systems for GMISCC GMARS Conversion upgrade (1022)

      b. Purchase Order (date illegible), Hughes Network Systems for Chrysler Addon (1023)

      c. Purchase Order dated January 22, 1997, for MCI Telecommunications Corp.
(1024)

      d. Purchase Order dated October 10, 1997, for AT&T Corporation (1032).

      e. Subcontract Agreement dated February 26, 1996, by and between CMI-STS and MFS Network Technologies, Inc. (1061)

      f. Standard Contract Terms and Conditions dated December 2, 1996, between Red Corporativa Nacional de Telecomunicaciones RCN S.A. and CMI--STS (Columbia)
(1074)

      g. Purchase Order dated August 13, 1997, Hughes Network Systems for UPC Upgrade- Ford Dearborn (1079)

      h. Purchase Order dated August 18, 1997, for AT&T Corporation (1080).

      i. Contract dated October 16, 1997 between BT North America and CM-STS
(1081).

      j. Purchase Order dated [illegible) 15, 1996, O'Connor's Singapore PTE Ltd. for Drop and Insert Interface Cards for SDM-8000 Modem Upgrade (6308)

      k. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for design, manufacture, supply, installation, testing & commissioning on a semi-turnkey basis of an Intelsat STD-A Antenna & its associated equipment at Seletar Earth Station (6308)

      l. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for Recomm Maintenance Parts (6308)

      m. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for design, manufacture, supply, installation, testing & commissioning on a semi-turnkey basis of an Intelsat STD-A Antenna & its associated equipment at Seletar Earth Station (6308)

      n. Amended Purchase Order dated May 17, 1994, Singapore Telecommunications PTE Ltd. for two Intelsat STD-A Antennas & their buildings at Seletar Earth Station (6308)

      o. Domsat Project Agreement dated September 17, 1993 between Empresa Estatald Telecomunicaciones Cuantia and CMI-STS (6313).

      p. Purchase Order dated December 4, 1995, Thorn Security Limited, Communications and Telecontrol Systems (6320)

      q. Purchase Order dated January 1, 1994, Thorn Security Limited, Communications and Telecontrol Systems (6320)

      r. Purchase Order dated November 20, 1995, Thorn Security Limited, Communications and Telecontrol Systems (6320)

      s. Purchase Order dated August 22, 1995, Thorn Security Limited, Communications and Telecontrol Systems (6320)

      t. Purchase Order dated January 31, 1994, Thorn Security Limited, Communications and Telecontrol Systems (5 revisions) (6320)

      u. Contract dated May 23, 1996 between Empresa Estatald Telecomunicaciones Cuantia and CMI-STS (6327).

      v. Contract 650603 for Goonhilly 5 Remote Control & Monitoring REF NVN4/434 dated July 8, 1997, between British Telecommunications plc and CMI-STS
(6364)

      w. Contract No. 03/CVT/96 for the Provision of Domestic Satellite Link dated July 2, 1996, Between Cabo Verde Telecom S.A.R.L. of the Republic of Cape Verde and CMI-STS (6368)

      x. Purchase Order dated March 10, 1995, Telephonica Sistemas de Satelites (Argentina) (6370)

      y. Contract Provisions for Inner Mongolia Satellite Earth Stations Project dated October 16, 1996, between Inner Mongolia Machinery Import and Export Corp. and CMI-STS, Contract No.:96MMDS--041--017IL (6423)

      z. Purchase Order dated June 10, 1997, Mitsubishi Corpration (6429)

      aa. Purchase Order dated June 10, 1997, Mitsubishi Corpration for on-site services (6429)

      ab. Purchase Order dated July 28, 1997, Mitsubishi Corpration (6429)

      ac. Contract Provisions for BTA 20m C Band Station Project dated May __, 1997, between China National Postal and Telecommunications Appliances Corporation and CMI-STS, contract Number 97QFKE/4IB1704US (6439)

      ad. Contract Provisions for BTA Ku Band Station Project dated May __, 1997, between China National Postal and Telecommunications Appliances Corporation and CMI-STS, contract Number 97QFKE/4IB1703US (6439)

      ae. Contract Provisions for BTA 7th Expansion Project dated May __, 1997, between China National Postal and Telecommunications Appliances Corporation and CMI-STS, contract Number 97QFKE/4IB1705US (6439)

      af. Agreement dated March 3, 1996, between BEZEQ, The Isreal Telecommunications Corp., Ltd. and STS (6473) Purchase Order dated August 23, 1996, O'Connor's Singapore Pte Ltd. (6498)

      ag. Purchase Order dated July 16, 1997, AT&T (7301)

      ah. Purchase Order dated August 8, 1997, AT&T (7301)

      ai. Contract dated July 2, 1997 between Hughes Network Systems and
CMI-STS.

      aj. Cooperation and Project Funding Agreement dated June 15, 1994 between the Israel United States Binational Industrial Research and Development Foundation and Tadiran Ltd., Communication Systems Division and Satellite Transmission Systems Inc.

      ak. Contract between the Government of the Islamic Republic of Pakistan and California Microwave, Inc. Satellite

Transmission Systems dated March 17, 1996, concerning the supply of satellite earth station equipment.

      al. California Microwave Satellite Transmission Systems Division Conditions of Sale dated December 23, 1996 with CS Communications Company Limited.

      am. Purchase Orders dated March 7, 1997 to July 7, 1997 between Samsung America, Inc. and CMI-TTS pursuant to purchase orders issued by Samsung America, Inc. to CMI-TTS and accepted by STS.

      an. Master Purchase Agreement for hardware, equipment and associated software between Reuters SA and California Microwave, Inc.-STS. The contract was signed by CM-TTS on April 23, 1997 and by Reuters on May 6, 1977.

      ao. Standard contract terms and conditions dated May 22, 1996 between Romsat S.A. and CMI-STS.

      ap. Contract dated July 29, 1993 between CMI-STS and La Empresa Estatald Telecomunicaciones Cuantia (Ecuador).

      aq. Contract Provisions dated September 6, 1996 for DONSAT project between China National Postal and Telecommunications Appliances Corporation and CMI-STS.

      ar. Contract documents dated November 29, 1996 between Satellite Television Asian Region Limited and CMI-STS for supply and installation of Kuban Video Uplink Upgrade for Video Broadcast Service.

      as. Agreement between CMI-STS and Singapore Telecommunications Pte Ltd. pursuant to a series of purchase orders issued by Singapore Telecom to CMI-STS dated September 7, 1994, August 16, 1994, August 18, 1994, August 13, 1994.

      at. Purchase Agreement dated December 21, 1994 between AT&T International (Saudi Arabia) and Satellite Transmission Systems, Inc., as amended on November 19, 1995.

      au. Agreement dated December 19, 1994 between the Sudan Telecommunications Company Limited and Satellite Transmission Systems, Inc.

      av. Licensing Agreement dated July 19, 1995 between International Mobile Satellite Organization and Mobile Satellite Products Corporation.

      (ii) U.S. GOVERNMENT CONTRACTS The U.S. government contracts listed under
Schedule 3.9(c) will need to be novated.

      (iii) OEM AGREEMENT:

      a. OEM Agreement dated April 27, 1995, by and between Satellite Transmissions Systems, Inc. and Harris Corporation.

      (iv) VENDOR AGREEMENTS

      a. Purchase Agreement dated March 15, 1995 between Andrew Corporation and California Microwave, Inc. ("CMI")

      b. New Volume End User Agreement No. AMJ88 dated May 25, 1997 between Hewlett-Packard and STS

      c. Original Equipment Manufacturers Agreement dated May 1, 1997 between Leitch Incorporated and California Microwave, Satellite Transmission Systems

      d. Product Sales Agreement dated May 21, 1997 between California Microwave and Time Electronics

      e. Sales Distribution Agreement dated July 1, 1994 between
Telecommunications Techniques Corporation and satellite Transmission Systems,
Inc.

      f. Product Sales Agreement dated February 28, 1997 between California Microwave and TTI Inc.

      g. Product Sales Agreement dated May 21, 1997 between California Microwave and TTI, Incorporated

      (v) NON-DISCLOSURE/CONFIDENTIALITY AGREEMENTS:

      a. Confidentiality Agreement dated August 12, 1997, between STS and Capital Broadcasting Co., Inc.

      b. Non-disclosure Agreement dated May 9, 1997, between CMI-STS and GE American Communications, Inc.

      c. Letter Agreement dated October 25, 1996, between STS and ING (U.S.) Capital Corporation

      d. Mutual None-disclosure Agreement dated March 15, 1995, between STS and Pacific Communication Sciences Inc.

      e. Confidential Disclosure Agreement dated August 8, 1997, between CMI-STS and Philips Broadcast Television Systems Company.

      f. Agreement dated April 2, 1995, between STS and VertiCom, Inc.

      (vi) DISTRIBUTOR/REPRESENTATIVE AGREEMENTS

      a. Agreement dated October 9, 1996 between CMI-STS and RE UK Ltd

      (vii) LICENSE AGREEMENTS

      a. Statement of Work for Secure Interworking Function CM-STS Inmarsat-B MES (Revision 3) dated March 13, 1997 between CM-STS and ICTI.

      b. License Agreement dated September 22, 1997 from SPACEHAB, Inc. to CM-STS entered into in connection with the Lynxx Software Royalty Agreement dated September 22, 1997 between CM-STS, SPACEHAB, Inc. and Crosslink, Inc.

      (viii) OTHER AGREEMENTS

      a. Reference is made to the ABN ANRO Agreement, BankAmerica agreement and Bank of Tokyo Mortgage Agreement and related agreements identified in Schedule 3.10(a).

      b. Lease dated November 7, 1996 between SIMRAM Realty Corp. and Seller with respect to the warehouse on 65 Commerce Street, Hauppage, NY 11788.

      c. Guarantee dated January 17, 1995 pursuant to which California Microwave, Inc. guaranteed the obligations of STS with respect to the Purchase Agreement dated December 21, 1994 between AT&T International (Saudi Arabia) and STS, as amended on November 19, 1995.

                                 SCHEDULE 3.13

                                  INVENTORIES

None.

                                 SCHEDULE 3.15

                               PRODUCT WARRANTIES

1. WARRANTIES: Copy of Form Product Warranty for STS is attached. See attached sheet specifying customer warranties that last for more than one year. Those Customer Agreements listed in Schedule 3.11(a) that are not listed in the attached sheet have a warranty period of one year or less.

2. WARRANTY CLAIMS IN EXCESS OF $50,000: None.

CALIFORNIA MICROWAVE SATELLITE TRANSMISSION SYSTEMS
125 Kennedy Drive
Hauppauge, New York 11788
Tel: (516) 272-5600 Fax: (516) 272-5500 ISO 9001 Cert

                           ATTACHMENT TO SCHEDULE 3.15

                             WARRANTIES AND REPAIRS

      (A) Terms of Warranty - California Microwave, Inc. - Satellite Transmission Systems Division ("CM-STS") warrants that the Equipment furnished will be free from defects in design, material and workmanship and will conform to the contract specifications for a period of one (1) year commencing from the date the Equipment is accepted under a Provisional or Final Acceptance. If not accepted, the Warranty Period shall commence thirty (30) days after delivery. This warranty shall survive acceptance and payment.

      At any time within the Warranty Period, CM-STS shall, at its facilities in Hauppauge, New York, at its option and at its own expense, correct or replace, within 60 days (if materials are available within a reasonable time), any part of the Work which is defective in design, materials, or workmanship, provided Buyer gives CM-STS prompt written notice of such defect and pays all costs of shipment to CM-STS facility. Shipments by CM-STS of repaired or replacement equipment to Buyer will be F.O.B. destination, freight prepaid. The foregoing shall not apply to, and CM-STS shall have no obligation in respect of, (i) defects in goods caused by improper operation, maintenance or modification by Buyer or (ii) goods which have been subject to any unauthorized repair. In this event, Buyer will be charged CM-STS' standard labor rates and material costs. Any applicable import taxes or duties will be the responsibility of Buyer.

      Should the defective equipment be a fixed part of the earth station, field warranty service may be necessary. In this case, unless otherwise agreed upon, CM-STS will begin onsite repairs within five (5) days of receipt of notice of defective equipment and make every effort to begin repairs within twenty-four (24) hours of arrival and inspection, pending availability of vendor material. Buyer shall reimburse CM-STS for all per diem and travel expenses associated with field warranty service. CM-STS will bear the costs of materials and labor during the on-site repairs, unless the failure is caused by Buyer. In this event, Buyer will be charged CM-STS' standard field man/day rates and material costs.

      THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ANY OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, AND OF ANY OTHER OBLIGATIONS OR LIABILITY ON CM-STS' PART. UNDER NO CIRCUMSTANCES WILL CM-STS BE LIABLE FOR ANY LOSS, DAMAGE, EXPENSE OR CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH USE, OR INABILITY TO USE, THE EQUIPMENT, SERVICES OR DOCUMENTATION.

      The Warranty Period for a11 work which is repaired or replaced under this Warranty shall extend until the later of the expiration of the Warranty Period, or ninety (90) days following the completion of the repair.

      (B) Return Procedures - CM-STS products are warranted against defects in materials and workmanship in accordance with the terms of this Warranty. CM-STS will, at its option, repair or replace products which prove to be defective during the warranty period, provided they are returned to CM-STS, and provided that the preventative maintenance procedures are followed. Repairs necessitated by misuse are not covered by this warranty. Before any product is returned for repair and/or adjustment, authorization from CM-STS is required. Instructions as to how and where the product should be shipped may be obtained from CM-STS Customer Service Department (516) 272-5600.

The following information, as a minimum, is required:

      1)    Complete name and address of customer location returning material.
      2) Name, position, and telephone number of individual returning equipment.
      3) Name and telephone number of individual to contact in case of questions regarding material.
      4)    "Ship to" address for return of repaired material.
      5)    Whether or not equipment is within warranty.
      6) Description, part number and serial number of failed unit. When reporting failure of HPA components, the EPA serial number is required.
      7)    Complete information regarding the nature of the failure.

      CM-STS Customer Service Desk will advise customer of a Return Authorization (RMA) number which should be prominently displayed on the outside of the container adjacent to address label. (Absence of this number may delay acceptance or repair.) Products returned to CM-STS for repair must be sent prepaid. CM-STS reserves the right to reject any warranty claim on any item that has been tampered with or altered in any way. Returned products should be carefully packaged in the original container or an equivalent, and unless otherwise indicated, shipped to:

California Microwave, Inc. -
Satellite Transmission Systems Division
125 Kennedy Drive
Hauppauge, New York 11788
Attention: Customer Service
RMA#_______________________

      When any product is returned for examination and inspection, or for any other reason, the customer and its shipping agency is responsible for all damage resulting from improper packing, mishandling and loss in transit.

      Repairs or replacements required for non-warranty equipment will not be initiated without prior customer approval and issuance of purchase order to cover this effort.

      This warranty is valid only for CM-STS originally supplied equipment. For "In Warranty" and "Out of Warranty" equipment, CM-STS assumes no responsibility whatsoever for operation, maladjustment or failure of equipment which results from any repair or replacement supplied by third parties without prior approval from CM-STS.

      By returning a product, the owner grants CM-STS permission to open and/or disassemble the product as required for evaluation. In all cases, CM-STS has sole responsibility for determining the cause and nature of failure, and the CM-STS determination shall be final.

      If it is found that a CM-STS product has been returned without cause and is still serviceable, the customer will be notified, the product returned to the customer and a charge for test and evaluation will be levied.

      No customer shall initiate a warranty repair or warranty field service visit with any CM-STS vendor without prior approval from CM-STS Customer Service Desk.

      Unnecessary expense and loss of time can often be avoided by customer adherence to the above procedures.

      CM-STS request that our international customers advise Customer Service by FAX of equipment being returned for repair. In turn, Customer Service will FAX the RMA number and any special instructions to the customer. Upon shipment, please provide the following information:

      1)    The airline carrier the equipment was shipped on.
      2)    The date of shipment.
      3)    The flight number and airway bill number.

The CM-STS FAX number is (516) 272-5500.

      All customs documents should indicate that the equipment is being returned for repair. All customs duties, taxes, levies and other official costs paid by CM-STS related to the equipment clearing process will be invoiced back to the customer. Please enclose a copy of the export form with the equipment. This will ensure that the documentation field by CM-STS for the return shipment will carry the same information. Customer Service will FAX shipment information to the customer when the repaired equipment is returned.

      (C) Out of Warranty Repairs - With respect to repairs to equipment purchased by Buyer after the expiration of the Warranty Period specified above, CM-STS agrees to provide repair service at Buyer's expense on all equipment ordered hereunder. Equipment to be repaired under this section shall be returned by Buyer to CM-STS' facility in Hauppauge, New York (freight prepaid). Unless otherwise agreed upon, CM-STS will ship the repaired unit which shall meet the unit's established specifications within thirty (30) days (if materials are available within a reasonable time) after receipt of the defective unit. Repaired units will be warranted for ninety (90) days from due date of shipment.

      If equipment returned for repair is determined to be beyond repair, CM-STS will so notify Buyer and, if agreed to by Buyer, ship a replacement unit within a reasonable time of such agreement. The Buyer agrees to pay for such replacement unit, and it shall be warranted for one (1) year from date of shipment. If requested by the Buyer, CM-STS will take the necessary steps to dispose of unrepairable equipment.

      Transportation costs of equipment for repair will be borne by Buyer and units shall be adequately packed so as to prevent shipping and transportation damage. All transportation costs associated with the return of repaired and replacement equipment will be borne by the Buyer. CM-STS will provide support and repair service for the equipment supplied over the design life of the equipment as long as such repair service remains available from the applicable equipment vendor.

                          ATTACHMENT TO SCHEDULE 3.15

                      CM-STS WARRANTY GREATER THAN 1 YEAR

Page No. 1
10/03/97

SITE                                JOB NO       SHIPPED        WTY_YRS EXPIRES

AT&T/CAYEY                            1018       11/28/95       3       11/28/98
FORD MOTOR                            1021       03/18/97       3       03/17/00
STSFL                                 5275       10/14/94       3       10/13/97
LOCKHEED                             53166       06/26/96       3       06/26/99
TELEFONICA                           53536       01/07/97       3       01/07/00
TELECOM/MD                            5366       08/23/94       3       08/22/97
GOVT/CMIMD                            5368       05/24/94       3       05/23/97
GOVT/CMIMD                            5370       05/24/94       3       05/23/97
JASMINE/TH                            5374       11/18/94       3       11/17/97
CAT/PERU                              5375       08/30/94       3       08/29/97
GOI/MOD                               5378       07/19/94       3       07/18/97
COMSAT/MD                             5381       05/23/94       3       05/22/97
GOVT/CMIMD                            5390       08/12/94       3       08/11/97
GOVT/CMIMD                            5394       09/14/94       3       09/13/97
GOVT/GSA                              5395       09/14/94       3       09/13/97
KELLY/GREE                            5399       08/29/95       3       08/28/98
GOI/ISRAEL                            5401       10/25/95       3       10/24/98
ETISALAT                              5403       12/18/95       3       12/17/98
TIW/CA                                5404       10/24/95       3       10/23/98
AT&T/NJ                               5405       10/09/95       3       10/08/98
EMTELCUBA                             5407       06/28/96       3       06/28/99
POSTS/AFRI                            5408       12/01/95       3       11/30/98
BEZEQ/ISRL                            5409       01/19/96       3       01/18/99
GOI/ISRAEL                            5412       01/19/96       3       01/18/99
SPRINT                                5416       12/04/95       3       12/03/98
TELEKOM                               5420       12/09/94       3       12/08/97
AT&T/MARR                             5421       01/31/95       3       01/30/98
GIO/MOD                               5426       03/07/95       3       03/06/98
REUTERS                               5427       12/13/94       3       12/12/97
GOVT/CMIMD                            5428       02/13/95       3       02/12/98
LOXLY/THAI                            5429       05/08/95       3       05/07/98
HYUNDAI/KO                            5431       02/02/95       3       02/01/98
CAT/PERU                              5434       02/21/95       3       02/20/98
MCI/YACOLT                            5435       01/23/95       3       01/22/98
GOI/ISRAEL                            5437       04/13/95       3       04/12/98
BHARAT/IND                            5441       02/24/95       3       02/23/98
GTE/GOVT                              5443       03/10/95       3       03/09/98
BEZEQ/ISRL                            5445       05/08/95       3       05/07/98
ECIL/INDIA                            5446       06/20/95       3       06/19/98
SAMSUNG/AM                            5448       05/15/95       3       05/14/98
COMSAT/MD                             5449       05/26/95       3       O5/25/98
LOXLY/THAI                            5450       05/15/95       3       05/14/98
TELEGLOBE                             5451       04/03/95       3       04/02/98
ANDREWS/TX                            5452       03/30/95       3       03/29/98
GOI/MOD                               5453       07/20/95       3       07/19/98
GOI/MOD                               5454       08/28/95       3       08/27/98
GOVT/GTE                              5456       06/09/95       3       06/08/98
MOBILSAT                              5462       07/19/95       3       07/18/98
SOFIA/BULG                            5465       11/02/95       3       11/01/98
AT&T/MTHS                             5467       01/19/96       3       01/18/99
TELEPORT                              5468       12/15/95       3       12/14/98
AEI/FC                                5469       12/08/95       3       12/07/98
RAYTHEON                              5470       12/14/95       3       12/13/98

                          ATTACHMENT TO SCHEDULE 3.15

                      CM-STS WARRANTY GREATER THAN 1 YEAR

Page No. 2
10/03/97

SITE                                JOB NO       SHIPPED     WTY_YRS    EXPIRES

HONGK/TELE                            5471       01/26/96       3       01/25/99
TELEPORT                              5474       12/15/95       3       12/14/98
TELE/HONGK                            5476       03/27/96       3       03/27/99
TURNKY/SAF                            5477       01/16/96       3       01/15/99
REUT/UK                               5487       01/19/96       3       01/18/99
DATALINC                              5490       02/14/96       3       02/13/99
BEZEQ                                 6042       10/07/88       2+      01/19/99
BEZEQ                                 6077       12/19/89       2+      01/19/99
BEZEQ                                 6142       10/07/88       2+      01/19/99
BEZEQ                                 6172       06/28/91       2+      01/19/99
BEZEQ                                 6205       12/04/92       2+      01/19/99
BEZEQ                                 6233       10/18/93       2+      01/19/99
BEZEQ                                 6297       10/25/93       2+      01/19/99
BEIJING  II                           6301       05/05/94       3       05/05/97
AT&T/PALUA                            6307       06/24/94       3       06/24/97
BEZEQ                                 6312       10/15/93       2+      01/19/99
THORN/MADL                            6320       07/14/94       5       07/13/99
STSFL/                                6337       07/27/94       2       12/31/97
HNKONG/TEL                            6351       01/24/95       2       01/24/97
EMBRATEL                              6371       06/20/97       2       06/20/99
REUTERS  SA                           6430       05/08/97       2       05/08/99
SAMSUNG  AM                           6437       06/17/97       3       06/16/00
I.D.S.C                               6439       08/26/97       3       08/25/00
TIME/MALAY                            6463       11/10/95       2       11/09/97
SATSYST/VA                            6464       08/25/95       2       05/30/98
BEZEQ                                 6473         /  /         2+      01/19/99
CHINASTAR                             6491       12/24/96       2       12/24/98
SINGAPORE                             6498       11/21/96       2       12/19/98
HQ  AFSOUTH                           7180       12/23/94       3       12/15/97
WARRENTON                             7221       01/25/97       2       04/20/99
BEZEQ                                84004       10/01/93       2+      01/19/99

                                SCHEDULE 3.16(a)

                          OWNED INTELLECTUAL PROPERTY

1. See attachment.

2. Ownership of GMACS software and related know-how

3. Ownership of Universal System Controller and related know-how.

4. A security interest in the following Intent to Use applications ("ITUs") listed on the attached Schedule 3.16(a) has been granted to BankAmerica Business Credit, Inc. ("Bank") pursuant to a Patent and Trademark Security Agreement dated June 30, 1997 entered into in connection with the Loan and Security Agreement dated June 30, 1997 between the Bank and Seller: NEWSTREK, FLEXCAST, FLEXHYBRID, FLEXMESH, FLEXSTAR and FLEXFRAME NETWORK. To the extent that any ownership interest of Seller in the ITUs is deemed to have been "assigned" to the Bank for the purpose of federal trademark law as a result of the assignment pursuant to the Patent and Trademark Security Agreement, there is a risk that the ITUs may have been invalidated.

                                                                        12-15-97

                           CALIFORNIA MICROWAVE, INC.
                         SATELLITE TRANSMISSION SYSTEMS

                           US TRADEMARK REGISTRATIONS
                           --------------------------

MARK                          REGISTRATION NO.        DATE REGISTERED
----                          ----------------        ---------------
STS AND DESIGN                    1,409,225               9-16-86
LYNXX                             1,849,069                8-9-94
MINILYNXX                         1,957,925               2-20-96
PSAT                              1,598,265               5-29-90
PROGENY                           2,070,201               6-10-97
VIDEOLYNXX                        2,098,616               9-23-97

                               PENDING TRADEMARKS
                               ------------------

NEWSTREK                            75/l00,553             5-8-96
FLEXCAST                          ITU 75/204,102         11-25-96
FLEXHYBRID                        ITU 75/203,921         11-25-96
FLEXMESH                          ITU 75/149,594          8-13-96
FLEXSTAR                          ITU 75/149,585          8-13-96
FLEXFRAME NETWORIC                ITU 75/111,438          5-29-96

                             UNREGISTERED TRADEMARK
                             ----------------------

GMACS                     CURRENTLY USED AS A TRADEMARK
LYNXXSurfer               CURRENTLY USED AS A TRADEMARK

                                 PATENTS OWNED
                                 -------------

ADAPTIVE FM                         4,816,770             3-28-89
THRESHOLD EXTENSION
DEMODULATOR

                                 PATENT PENDING
                                 --------------

WIRELESS COMMUNICATIONS                     APPLICATION FILE DATE: 3-12-97
SYSTEM HAVING FIXED AND
DYNAMICALLY ASSIGNED
LINKS (FLEXFRAME NETWORK TM)

                                SCHEDULE 3.16(b)

                         INTELLECTUAL PROPERTY LICENSES

1. Statement of Work for Secure Interworking Function CM-STS Inmarsat-B MES (Revision 3) dated March 13, 1997 between CM-STS and ICTI (Non-exclusive license to CM-STS regarding technology for use in the Lynxx Inmarsat B Transportable Earth Stations).

2. Lynxx Software Royalty Agreement dated September 22, 1997 between CM-STS, SPACEHAB, Inc. and Crosslink, Inc., including a License Agreement dated September 22, 1997 from CM-STS to SPACEHAB, Inc. and a License Agreement dated September 22, 1997 from SPACEHAB, Inc. to CM-STS (Cross-license regarding technology relating to the Lynxx Inmarsat B Transportable Earth Stations)

3. Licensing Agreement dated July 19, 1995 between International Mobile Satellite Organization and Mobile Satellite Products Corporation (Non-exclusive trademark license to Seller regarding use of the Inmarsat trademark on certain of its products).

4. Cooperation and Project Funding Agreement dated June 15, 1994 between the Israel-United States Binational Industrial Research and Development ("BIRD") Foundation, Binational Industrial Research and Development Foundation, Tadiran Ltd. Communications Systems Division and Satellite Transmissions Systems, Inc. (CM-STS jointly developed technology relating to Progeny with funds from the BIRD Foundation. CM-STS is repaying the BIRD Foundation by making payments based on a percentage of gross sales of Progeny units.)

5. Graphical Monitor and Control Software License Agreement (Non-exclusive site license from CM-STS to customers regarding technology required to control and monitor satellite earth stations and networks. Seller has entered into this agreement with every customer to which it sells such equipment).

                                SCHEDULE 3.16(c)

                         INFRINGEMENT BY THIRD PARTIES

1. None.

                                SCHEDULE 3.16(d)

                            CLAIMS BY THIRD PARTIES

1. None.

                                 SCHEDULE 3.17

                               INSURANCE POLICIES

1. See attachment.

                                SCHEDULE 3.18(a)

                              OWNED REAL PROPERTY

1. The property located at 50 Engineers Road, Hauppauge, NY 11788 was purchased by STS, Inc. in October, 1988. This property is used as for integration, assembly, testing and shipping of products.

                                SCHEDULE 3.18(b)

                                     LEASES

1. The property located at 125 Kennedy Drive, Hauppauge, NY 11788 is subject to the lease from the Suffolk County Industrial Development Agency.

2. Seller leases a warehouse at 65 Commerce Drive, Hauppauge, NY 11788 pursuant to a lease dated November 7, 1996 between SIMRAM Realty Corp., as lessor, and CM-STS, as lessee. The term of the lease is eighteen months beginning on November 15, 1996 and ending on May 14, 1998. STS may renew for an additional term of six months. Annual basic rent is $52,807.50 in monthly installments of $4,400.62, and additional rent (for heat and electric) is $11,735 annually in monthly installments of $977.92. During any renewal term, annual basic rent increases to $4,645.10 per month. Seller has determined to vacate this warehouse on January 14, 1997 and has obtained the landlord's consent to do so.

                                SCHEDULE 3.18(c)

                          REAL PROPERTY TITLE MATTERS

1. Matters disclosed in the attached Policy of Title Insurance (policy no. 5-986928) issued January 12, 1989 with respect to the 50 Engineers Road property.

2. The following matters disclosed in the attached Title commitment (title no. S-67949 & A) issued on December 7, 1982, with respect to the 125 Kennedy Drive property: Items 4, 5 and 9 of Schedule B, and Survey Reading.

3. Any restrictions encumbering the Owned Real Property or Leased Real Property that are shown in the Survey of Property dated July 16, 1982 prepared by Teas, Barrett, Lanzisera & Fink with respect to the 125 Kennedy Drive property.

4. Reference is made to the lien and security interests identified under Item 1 of Schedule 3.10(a).

================================================================================
[COPY]
                           POLICY OF TITLE INSURANCE

                                  No. S-986928

                      SECURITY TITLE AND GUARANTY COMPANY

In Consideration of the payment of its charges for the examination of title and its premium for insurance, insures the within named insured against all loss or damage not exceeding the amount of insurance stated herein and in addition the costs and expenses of defending the title, estate or interest insured, which the insured shall sustain by reason of any defect or defects of title affecting the premises described in Schedule A or affecting the interest of the insured therein as herein set forth, or by reason of unmarketability of the title of the insured to or in the premises, or by reason of liens or incumbrances affecting title at the date hereof which has now gained or which may hereafter gain priority over the interest insured hereby, or by reason of a lack of access to and from the premises, excepting all loss and damage by reason of the estates, interests, defects, objections, liens, incumbrances and other matters set forth in Schedule B, or by the conditions of this policy hereby incorporated into this contract, the loss and the amount to be ascertained in the manner provided in said conditions and to be payable upon compliance by the insured with the stipulations of said conditions, and not otherwise.

In Witness Whereof, SECURITY TITLE AND GUARANTY COMPANY has caused this policy to be signed and sealed on its date of issue set forth herein.

[SECURITY TITLE AND GUARANTY COMPANY
         CORPORATE SEAL
             1928
           NEW YORK]


/s/ Steven [illegible]                  /s/ [illegible]
----------------------                  ----------------------
Authorized Signature                    President

================================================================================

Name of Insured                             Policy No: 8-986928

   Satellite Transmissions                  Amount of Insurance $ 2,060,000.00
   Systems, Inc.
                                            Date of Issue       January 12, 1989

The estate of Interest         fee simple     vested in the insured by means of
insured by this policy is

a deed made by Herbert Bernstein and Leon Bernstein to the insured dated January 12, 1989 and recorded in the Suffolk County Clerk's Office.


                                   SCHEDULE B

The following estates, interests, defects, objections to title, liens and encumbrances and other matters are excepted from the coverage of this policy:

1. Defects and encumbrances arising or becoming a lien after the date of this policy, except as herein provided.

2. Consequences of the exercise and enforcement or attempted enforcement of any governmental, war or police powers over the premises.

3. Any laws, requisitions or ordinances (including, but not limited to, zoning, building, and environmental protection) as to the use, occupancy, subdivision or improvement of the premises adopted or imposed by any governmental body, or the effect of any noncompliance with any violation thereof.

4. Judgements against the insured or[ILLEGIBLE], interests, defense, objections, liens or incumbrances [ILLEGIBLE], suffered, assumed or agreed to, by or with the privicy of the insured.

5. This is any property beyond the lines of the premises, or to areas within as rights or easements in any abutting streets, roads, avenues. [ILLEGIBLE]

6. This is any private property, whether the [ILLEGIBLE] be attached to or used in connection with said premises or otherwise.

7. Survey by Teas & Steinbrenner dated July 18, 1968 shows a one story brick and stone building. No variations. Subject to any changes in the state of facts which an accurate survey would show from July 18, 1966. (As to Parcel
    II)

8.  1988/89 Town and School Taxes - Open.

9.  Rights of tenants or persons in possession.

10. Covenants and restrictions in Liber 6277 Cp 520.

11. Water agreement in Liber 6080 Cp 137.

12. Electric agreement in Liber 0345 Cp 457.

13. Any state of facts which an accurate survey might show. (As to Parcel I)

14. Any state of facts an inspection of the premises may disclose. (As to Parcel
    I)

15. In the absence of a guaranteed survey, the exact location, distance and dimensions of the premises described in Schedule A are not insured. (As to Parcel I)

                              Policy No. 8-986920

                                   SCHEDULE A

  The premises in which the insured has the estate or interest covered by this policy

PARCEL I

      All that certain plot, piece or parcel of land, situate, lying and being in Hauppauge Town of Smithtown, County of Suffolk and State of New York, and designated as part of lot 36 on map entitled "Map of Vanderbilt Industrial Park
Section 3" filed in the Suffolk County Clerk's Office on September 13, 1966 as Map No. 4716 bounded and described as follows:

      BEGINNING at a point on the southerly line of Engineers Road distant
870.73 feet measured westerly along the southerly line of Engineers Road from the westerly end of a curve connecting the southerly line of Engineers Road with the westerly line of Old Willets Path (Willets Old Path) (Capebs Path);

      RUNNING THENCE South 5 degrees 38 minutes 18 seconds West, 502.46 feet;

      THENCE North 81 degrees 46 minutes 10 seconds West, 23.01 feet;

      THENCE North 5 degrees 38 minutes 18 seconds East, 501.33 feet to the southerly line of Engineers Road;

      THENCE South 84 degrees 21 minutes 42 seconds East along the southerly line of Engineers Road 25.00 feet to the point or place of BEGINNING.

                              Policy No. 8-986920

                                   SCHEDULE A

  The premises in which the insured has the estate or interest covered by this policy

PARCEL II

      All that plot, piece or parcel of land, situate, lying and being in Hauppauge, Town of Smithtown, County of Suffolk and State of New York, and known and designated as part of lot 36 on map entitled "Map of Vanderbilt Industrial Park, Section 3" filed in the Suffolk County Clerk's office on 9-13-66 as Map No. 4716, bounded and described as follows:

      BEGINNING at a point on the southerly side of Engineers Road, distant
895.73 feet westerly when measured along the southerly side of Engineers Road from the extreme westerly end of the curve connecting the southerly side of Engineers Road with the westerly side of Old Willets Path (Willets Old Path).

      RUNNING THENCE South 05 degrees 38 minutes 18 seconds West 501.33 feet;

      THENCE North 81 degrees 46 minutes 10 seconds West 200.21 feet;

      THENCE North 05 degrees 38 minutes 18 seconds East 492.28 feet to the southerly side of Engineers Road;

      THENCE South 84 degrees 21 minutes 42 seconds East along the southerly side of Engineers Road 200.00 feet to the point or place of BEGINNING.

                               SURVEY MAP OMITTED

                               SURVEY MAP OMITTED

                               125 Kennedy Drive

                             Title no S-679494 & A

Premises:-  Hauppauge - Town of Smithtown
           &
Purchaser Borrower   Satellite Transmissions Systems, Inc. and/or
                     Suffolk County Industrial Development Agency.

                        CERTIFICATE AND REPORT OF TITLE

                                     [logo]

            SECURITY TITLE AND GUARANTY COMPANY

Mtge.:      Rosenman, Colin, Freund, Lewis & Cohen, Esqs
      Certifies to 575 Madison Avenue, New York, N.Y. 10022

Fee:        Wasserman, Chinitz, Geffner, Green & Wolf, Esq
            131 Jericho Turnpike, Jericho, N.Y. 11753

that in consideration of the fees, due and payable upon the delivery of this certificate, it has examined the title to the premises described in Schedule A herein, in accordance with its usual procedure and agrees to issue its standard form of Fee & Mortgage policy in the sum of Fee: $4,200,000, Mtge: $4,200,000, insuring such interest and the marketability thereof excepting all loss or damage by reason of the estates, interests, defects, objections, liens, incumbrances and other matters set forth in this certificate which are not disposed of to its satisfaction prior to the closing of title or issuance of the policy.

Such policy will be issued for the amount set forth herein, upon payment of the Company's fees and after the transaction has been closed and the closing instruments have been duly recorded and approved by this Company.

This certificate is subject to any question or objection as a result of a continuation of the title to the date of closing or which may be brought to the attention of this company between the date hereof and the date of closing or if there be no closing, between the date hereof and the issuance of the policy.

This certificate shall be null and void (1) if the Company's fees therefor are not paid (2) if the applicant, his attorney or agent makes any untrue statement with respect to any material fact or suppresses or fails to disclose any material fact or if any untrue answers are given to this company to material inquiries before the issuance of this certificate (3) in any event, upon the delivery of the policy. Any claim arising by reason of the issuance of this certificate shall be restricted to the terms and conditions of the standard policy of insurance.

In case of insurance of title or interest or lien acquired prior to the delivery of this certificate, the Company assumes no liability except under the policy when issued.

The land which is the subject of this transaction, lies in District 0800

Section 185.00   Block 02.00   Lot 030.000 and 031.000

Town of Smithtown       on the Map of the County of Suffolk

Dated: 8/18/82          9 a.m.                /s/ [Illegible}
                                              --------------------
                                              Authorized Signature

Redated and Recertified:

                                              --------------------
      12-7-82                                        Closer


If you have any questions regarding this
report please communicate with                /s/ [Illegible}
                                              --------------------
                          (516) 727-0600         Title Officer

                                                          TITLE NO. S-679494 & A

                                      NOTE

      Commencing January 1, 1977, the recording officer of Suffolk County is prohibited from recording, or accepting for recording, any conveyance of realty unless the map designations on the property maps of the real property tax service agency of such county, are contained in the body of, or endorsed on, such conveyance. (Real Property Law, Sec. 333 as amended by Ch. 172, Laws, 1976.)

      The word "conveyance" is defined very broadly by Real Property Law, Sec. 290(3) and includes the great majority of instruments offered for recording.

      The premises described in this title report are currently designated on the real property tax service agency map as:

Dist.: 0800   Sec.: 185.00    Blk.: 02.00     Lot(s): 030.000
                                                      031.000

      This data is provided for your information and must be endorsed on the instrument to be recorded rather than be contained in the body of said instrument.

                               Title No. S-679494

THIS COMPANY CERTIFIES that a good and marketable title to the premises described in Schedule A, subject to the liens, incumbrances and other matters, if any, set forth in this certificate may be conveyed/mortgaged by

                      V.I.P ASSOCIATES, a co-partnership,

which acquired title from Vanton Corp., by deed dated September 13, 1982 and recorded September 27, 1982 in Liber 9247 Cp 273.

         RECEIPT: Suffolk County Industrial
                  Development Agency

SCHEDULE B in which are set forth the additional matters which will appear in the policy as exceptions from coverage, unless disposed of to the Company's satisfaction prior to the closing or delivery of the policy;

                                         by /s/ [Illegible]        dated 12/7/82
------------------------
      Disposition

See Within              1.    Taxes, tax liens, tax sales, water rates, sewer
                              rents and assessments set forth in schedule herein.

                        2.    Mortgages returned herein (None). Detailed
                              statement within.
Omit
For Policy              3.    Survey exceptions set forth herein.

                        4.    Rights of tenants or persons in possession.

                        5. Covenants, conditions, easements, leases, agreements of record, etc., more fully set forth in Schedule herein:--

                              (a) Suffolk County Water Authority Easement in Liber 6080 cp 137. (affects streets only)

                        6. Closing deed should contain a recital as to the mortgagor's source of title, as certified herein.

[Illegible]             7.    Any state of facts a personal inspection of the
                              premises in Schedule A would disclose,

[Illegible]             8.    Title herein is certified as found of record and
                              not in Vanderbilt Associates as stated on the application.

[Illegible]                   9. The exact courses and distances of the
                              premises described in Schedule A cannot be insured in the absence of a satisfactory survey guaranteed to this Company.

[Illegible]             10.   NOTE: The survey of Teas, Barrett, Lanzisera and
                                    Frink, dated 7/6/82 cannot be read into this
                                    report as same is not guaranteed to this
                                    title company.
                                                                  Continued ....

                        NOTE: If the subject transaction is one involving a sale subject to the mortgage(s) returned in item number 2 above, and since many lenders now have the mortgage instrument state that the debt will become due and payable at the option of the mortgagee upon any transfer of title, it is recommended that the applicant examine the mortgage document(s) as well as the note(s) or bond(s) and any agreement modifying said mortgage(s), or make inquiry of the mortgagee of the current terms of such instruments especially with respect to acceleration of the maturity date in case of sale. Upon request, we will obtain and furnish a copy of the recorded mortgage(s) for cost.

                                                                       S-679494

Schedule B continued....

      11. The articles of partnership of V.I.P. Associates or changes thereto must be submitted to this Company for consideration prior to closing,

      12. Require proof that the party or parties executing the deed on behalf of V.I.P. Associates, a co-partnership, have full power and authority to do same.

      13.   See letter 11-16-82

                               Title No. S-679494

                                   SCHEDULE A

      ALL that certain plot, piece or parcel of land, situate, lying and being at Hauppauge, in the Town of Smithtown, County of Suffolk and State of New York, known and designated as part of Lot 36 on a certain map entitled, "Map of Vanderbilt Industrial Park, Section 3" and filed in the Suffolk County Clerk's Office on September 13, 1966 as Map Number 4716; which said part of Lot 36 is more particularly bound and described as follows:

      BEGINNING at a point on the Northeasterly side of Kennedy Drive distant
700.56 feet Northerly from the Northerly end of a curve which connects the Easterly side of Kennedy Drive with the Northerly side of Vanderbilt Motor Pkwy;

      RUNNING THENCE along the Northeasterly side of Kennedy Drive in a Northwesterly direction along a curve to the left having a radius of 360 feet a length of 266.39 feet to a point;

      RUNNING THENCE North 6 degrees 22 minutes 00 seconds East, 471.33 feet to a point;

      RUNNING THENCE North 72 degrees 15 minutes 04 seconds East, 98.03 feet to a point;

      RUNNING THENCE South 84 degrees 21 minutes 42 seconds East, 300 feet to a point;

      RUNNING THENCE South 5 degrees 38 minutes 18 seconds West, 56.68 feet to a point;

                                                                   continued....
                           [Illegible] and interest of in and to any streets and
continued....                  Title No. S-679494                          Pg. 2

                                   SCHEDULE A

      RUNNING THENCE South 81 degrees 46 minutes 10 seconds East, 200.21 feet to a point;

      RUNNING THENCE South 1 degree 15 minutes 44 seconds West, 131.05 feet to a point;

      RUNNING THENCE South 5 degrees 38 minutes 18 seconds West, 133.90 feet to a point; and

      RUNNING THENCE South 57 degrees 04 minutes 10 seconds West, 478.45 feet to the Northeasterly side of Kennedy Drive at the point or place of BEGINNING.
                                                                 /s/ [Illegible]


For conveyancing only,           Together with all right, title and interest of,
[Illegible]                      in and to any streets and [Illegible]

                               Title No. S-679494
                                 (Sheet 1 of 2)

                                  TAX SCHEDULE

----------------------------
Town of Smithtown
Hauppauge ( Not Inc. )         [Compass Rose]  The tax search made herein covers
School District No. 6                          only the premises shown on above
Premises Assessed 1981/82                      diagram, and no search is made
Assessed to VIP Associates                     against any part of the street on
P/O Lot 36 Map of Vanderbilt                   which said premises abut.
Indust Park Section 3
Map No. 4716
Filed 9-13-1966
2.90 Acres
Item No. 22-859251
----------------------------

County           Suffolk  District  0800        City
Section                    185.00               Town     Smithtown
Block                       02.00               Village  Hauppauge
Let                        031.000              School District No. 6
Assessed Valuation                              Land $1300          Total $1300

--------------------------------------------------------------------------------
       Disposition                             RETURNS
--------------------------------------------------------------------------------

                        1981/82 Town and School Taxes -- Total $624.58
         Omit
                        1st Half -- $312.29 PAID l2-24-198l
                        2nd Half -- $312.29 PAID 5-11-1982

                        82/83                          Town & School a lien
                                                       12/1/82 /s/ [Illegible]
                                                       Escrow taken to pay.

                        Prior Town and School Taxes Paid.

                        Premises not in an Incorporated Village.



         EXCEPT         Premises are in a municipal water district.


                                               /s/ [Illegible]

Water meter and sewer rental charges accruing since the date of the last

                               Title No. S-679494
                                 (Sheet 2 of 2)

                                  TAX SCHEDULE

----------------------------
Town of Smithtown
Hauppauge ( Not Inc. )         [Compass Rose]  The tax search made herein covers
School District No. 6                          only the premises shown on above
Premises Assessed 1981/82                      diagram, and no search is made
Assessed to VIP Associates                     against any part of the street on
P/O Lot 36 Map of Vanderbilt                   which said premises abut.
Indust Park Section 3
Map No. 4716
Filed 9-13-1966
3.50 Acres
Item No. 22-859326
----------------------------

County           Suffolk  District  0800        City
Section                    185.00               Town     Smithtown
Block                       02.00               Village  Hauppauge
Let                        030.000              School District No. 6
Assessed Valuation                              Land $1350          Total $1350

--------------------------------------------------------------------------------
       Disposition                             RETURNS
--------------------------------------------------------------------------------

                        1981/82 Town and School Taxes -- Total $648.59
         Omit
                        1st Half -- $324.30 PAID l2-24-198l
                        2nd Half -- $324.29 PAID 5-11-1982

                        82/83                          Town & School a lien
                                                       12/1/82 /s/ [Illegible]
                                                       Escrow taken to pay.

                        Prior Town and School Taxes Paid.

                        Premises not in an Incorporated Village.


Omit
         EXCEPT         Premises are in a municipal water district.


                                               /s/ [Illegible]

                                             [Illegible] the date of the last

                               Title No. S-679494

                                 SURVEY READING

                  Survey made by Teas, Barrett, Lanzisera & Frink dated July 6, For 1982 and redated October 15, 1982 shows a building under Policy construction. Cobblestone curve along part of the Westerly line of title. Chain link fence varies slightly from part of the Easterly line of title.

                                SCHEDULE 3.19(a)

                              ENVIRONMENTAL PERMITS

1. Seller believes that there may be a tank located under the parking lot next to Building No. 2 at its 50 Engineers Road property that was formerly used to hold heating oil to heat Building No. 2. If so, Seller does not hold a permit from Suffolk County with respect to such tank and has not otherwise registered that tank with Suffolk County.

2. See attachment.

                          ATTACHMENT TO SCHEDULE 3.19

                           CALIFORNIA MICROWAVE, INC.
                      SATELLITE TRANSMISSION SYSTEM, INC.

                                             AMOUNT OF                                          EXPIRATION
TYPE OF COVERAGE                             COVERAGE            INSURER POLICY NO.                DATE
----------------                             --------            ------------------                ----
PROPERTY                                     28,902,000          Am. Guarantee and Liab. Ins.C    3/1/98
BUSINESS INTERRUPTION                         7,893,000          PPR81953335-00
INSTALLATION - Ea. Location                   7,500,000

WORLDWIDE TRANSIT - Ea. Shipment              7,500,000          Underwriters at Lloyds           3/1/98
                                                                 MC1010
DOMETIC GENERAL LIABILITY
 Each Occurrence                              1,000,000          Am. Guarantee and Liab. Ins.C    3/1/98
 General Aggregate                            2,000,000          GL08295352-00
 Aggregate - Products/Completed Operations    2,000,000

DOMESTIC ERRORS & OMISSIONS CLAIMS MADE                          Zurich Insurance Co.             3/1/98
 Each Claim                                   1,000,000          EOC8195354-00
 Aggregate                                    2,000,000

FOREIGN NON-ADMITTED GEN. LIAB.
 Each Occurrence                              1,000,000          Zurich Insurance Co.             3/1/98
 General Aggregate                            2,000,000          CGL8195351-00
 Aggregate - Products/Completed Operations    2,000,000

 Automobile Difference in Conditions
 Bodily Injury and Property Damage            1,000,000          Zurich Insurance Co.             3/1/98
                                                                 CGL8195351-00

FOREIGN NON-ADMITTED WORK. COMP./             1,000,000          Zurich Insurance Co.             3/1/98
 EMPLOYERS LIABILITY                                             WC8195353-00

DOMESTIC AUTOMOBILE INSURANCE
 Bodily Injury and Property Damage            1,000,000          Zurich Insurance Co.             3/1/98
                                                                 BAP8210005-00
UMBRELLA INSURANCE
 Per Occurrence/Aggregate                    25,000,000          TIG                              3/1/98
                                                                 XLB9262686
Errors and Omissions--Claims Made
 Per Occurrence/Aggregate                    10,000,000

EXCESS LIABILITY
 Per Occurrence/Aggregate                   $10,000,000          Am. Guarantee & Liab. Ins. Co.   3/1/98
                                              excess of          EU08526601-01
                                            $25,000,000

NON-OWNED AIRCRAFT LIABILITY
 Each Occurrence                             $5,000,000          Associated Aviation Underwriter  3/1/98
                                                                 22BN0407488

WORLDWIDE FIDELITY - EMPLOYEE THEFT           1,000,000          Travelers/Aetna                  3/1/98
                                                                 005BY101012469BCA

FIDUCIARY LIABILITY - Each Loss               2,500,000          Travelers/Aetna                  3/1/98
              - Each Policy Period                               005BY101012469BCA

BUSINESS TRAVEL ACCIDENT - Class I              500,000          AIG Life Insurance Company       3/1/98
                         - Class II             250,000          GTP8044380


WORKERS' COMPENSATION                         Statutory          American Casualty of Reading     7/1/98
 Statutory Limits                                                WC184191997
 Employers Liab. - Each employee              1,000,000
              - Disease Policy Limit          1,000,000
              - Accident Each Accident        1,000,000


ANNUAL CUSTOMS BOND                             100,000          SEGUROS BOLIVAR                11/22/97
                                                                 99ECU00001

                           CALIFORNIA MICROWAVE, INC.

                                   SINGAPORE

                             SCHEDULE OF INSURANCE

Coverage                  Company/Policy No.                Term
--------------------------------------------------------------------------------
Property Insurance        American Int'l Group             01-22-97/98

                           CALIFORNIA MICROWAVE, INC.

                                     CHINA

                             SCHEDULE OF INSURANCE

Coverage                  Company/Policy No.                Term
--------------------------------------------------------------------------------
General Liability         Zurich Insurance Co.             03-01-97/98

                                SCHEDULE 3.21(a)

                             EMPLOYEE BENEFIT PLANS


1. See attachment. Reference is also made to the employment-related agreements identified under Item 9 on Schedule 3.11(a).

                         ATTACHMENT TO SCHEDULE 3.21(a)

                             CM-STS Benefit Package

Group Medical Benefits - 4 Plans Offered by Aetna U.S. Healthcare:

               EPO, P0S, PPO, US Healthcare HMO

Group Dental Benefits -2 Plans Offered:

               Basic Dental Plan (no cost to employee)
               Enhanced Dental Plan

Flexible Spending Accounts - available for Dependent Care & Medical Care

Vision Care Plan - no cost to employee

Employee Assistance Program - no cost to employee

Group Life Insurance - 2x annual salary, no cost to employee

Supplemental Life Insurance - optional - lx, l.5x, 2x or 2.5x

Accidental Death & Dismemberment - 2x annual salary, no cost to employee

Business Travel Accident Insurance - no cost to employee

Dependent Life Insurance - no cost to employee if dependents covered by medical plan

Short Term Disability - enhanced NYS benefits

Long Term Disability - no cost to employee

Sick Leave

Vacation Leave

Holiday Pay

Tuition Reimbursement

Stock Purchase Plan

401K Tax-Deferred Savings Plan

Deferred Profit Sharing Plan

                                  SCHEDULE 3.23

                             SUPPLIERS AND CUSTOMERS

1. See attachments.

                       List of 20 Largest Customers of STS
                             July 1, 1996 - present

      MFS NETWORK TECHNOLOGIES, INC.

      LUCENT TECHNOLOGIES INC., RIYADH, SAUDI ARABIA

      INNER MONGOLIA MACHINERY IMPORT AND EXPORT CORP.

      CSC-SHINAWATRA

      MITSUBISHI CORPORATION

      REUTERS SA

      OTE, GREECE

      GOVERNMENT OF ISLAMIC REPUBLIC OF PAKISTAN

      LOCKHEED MARTIN ASTRO SPACE COMMERCIAL

      ROMSAT S. A./ROMANIA

      CHINA NATIONAL POSTAL & TELECOMMUNICATIONS APPLIANCES CORPORATION

      SARAH VISION LTD., RIYADH, SAUDI ARABIA

      BDM INT'L INC., McLEAN, VIRGINIA

      NACISA NATO, BRUSSELLS, BELGIUM

      NATO

      U.S. ARMY, CECOM, FT. MONMOUTH, NEW JERSEY

      THORN SECURITY LIMITED, COMMUNICATIONS AND TELECONTROL SYSTEMS (ENGLAND)

      EMETEL/ ECUADOR

      SINGAPORE TELCOMMUNICATIONS PTE LTD.

      ITS SDN. BHD./TIME TELEKOM, PETALING JAYA, MALAYSIA

      home\hhy\customer

                         SATELLITE TRANSMISSION SYSTEMS

                              20 LARGEST SUPPLIERS
                             BASED ON PAYMENTS MADE
                            FROM DATE: 07/96 To 12/97

--------------------------------------------------------------------------------
Company Name                                  City                 State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EF Data Corp.                               Phoenix               Arizona
--------------------------------------------------------------------------------
CPI SATCOM Division                        Palo Alto            California
--------------------------------------------------------------------------------
VERTEX                                       Dallas                Texas
--------------------------------------------------------------------------------
Siemens Limited                             Chesire               England
--------------------------------------------------------------------------------
NERAAS                                    Billingstad             Norway
--------------------------------------------------------------------------------
GE American Communications                 Princeton            New Jersey
--------------------------------------------------------------------------------
Sierra Networks Inc.                        Buffalo              New York
--------------------------------------------------------------------------------
Apollo Microwaves Ltd.                   Pointe Claire            Quebec
--------------------------------------------------------------------------------
Andrew Corporation                        Orland Park            Illinois
--------------------------------------------------------------------------------
Tadiran Scopus                               Holon                Israel
--------------------------------------------------------------------------------
International Digital Systems              Melbourne              Florida
--------------------------------------------------------------------------------
Gulf Communications International           Palm Bay              Florida
--------------------------------------------------------------------------------
Hughes Network Systems                     Baltimore             Maryland
--------------------------------------------------------------------------------
Microage                                     Tempe                Arizona
--------------------------------------------------------------------------------
Miteq                                      Hauppauge             New York
--------------------------------------------------------------------------------
ELB Electronics lnc.                      Old Bethpage           New York
--------------------------------------------------------------------------------
Surf Tech Mfg. Corp.                        Bohemia              New York
--------------------------------------------------------------------------------
Communication Techniques                     Newark             New Jersey
--------------------------------------------------------------------------------
Maxtech Incorporated                     State College         Pennsylvania
--------------------------------------------------------------------------------
Specialty Microwave                        Ronkonkoma            New York
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10-Dec-97
--------------------------------------------------------------------------------

                          Sole Source Suppliers To STS



---------------------------------------------------------------
EF DATA                     Channel Unit        Lynxx
---------------------------------------------------------------
Plessey                    Antenna Panels       Lynxx
---------------------------------------------------------------
EF DATA                      Modulators         Progeny
---------------------------------------------------------------
Tadiran                   IRD and Encoder       Progeny
---------------------------------------------------------------
Verticom                       Brick            Progeny
---------------------------------------------------------------
HNS                             TDMA            Systems
---------------------------------------------------------------
Microsource              X Band Converters      Systems
---------------------------------------------------------------
NERA                        Mini-M/ACSE         Systems
---------------------------------------------------------------
Pascall                   Uplink Controls       Systems
---------------------------------------------------------------
SAT Corp                     Satellite          Systems
                             Monitoring
---------------------------------------------------------------
Sumitomo/Mitshubishi            DCME            Systems
---------------------------------------------------------------
Technical Comm Corp          Encrypters         Systems
---------------------------------------------------------------

---------------------------------------------------------------
12/9/97
---------------------------------------------------------------

                                  SCHEDULE 3.24

                                     BACKLOG

1.    See attachment.

                      Satellite Transmission Systems, Inc.

11/24/97  10:10 PM          BOOKINGS/BACKLOG REPORT                 JMB Page: 1

 JOB     JOB                                                                     OPENING                                  CLOSING
NUMBER   TYPE         CUSTOMER                  BOOKING DESCRIPTION               VALUE        BOOKINGS       SALES        VALUE
====================================================================================================================================
  1021    5     HUGHES NETWORK SYSTE         FORD BASELINE UPGRADE I & II        59,076.10         0.00          0.00      59,076.10
  1027    5     AT&T SATELLITE ENGIN         BURST DETECTOR UNITS                32,330.00         0.00          0.00      32,330.00
------------------------------------------------------------------------------------------------------------------------------------
  1031    5     AT&T Tridom                  VIDEO HUB ADD-ON-NC STATE UNIV      17,642.00         0.00          0.00      17,642.00
  1032    5     AT&T                         CONVERTERS                          85,065.00    20,970.00    106,035.00           0.00
  1034    5     GE SPACENET SERVICES         KU BAND DIGITAL VIDEO E/S           60,305.00   142,445.00          0.00     202,750.00
------------------------------------------------------------------------------------------------------------------------------------
  1061    5     MFS NETWORK TECHNOLO         STATE OF CONN. 6.1M & 2 TRANSP.          0.60         0.00          0.00           0.60
  1074    5     RCN INTERNATIONAL            F1 NON REDUNDANT                         0.00     7,000.00     (7,000.00)          0.00
  1079    5     HUGHES NETWORK SYSTE         DOMESTIC-CANADIAN SPLIT            313,659.00         0.00          0.00     313,659.00
------------------------------------------------------------------------------------------------------------------------------------
  1080    5     AT&T SATELLITE ENGIN         LNA SYSTEM w/INSTALLATION           98,780.00         0.00          0.00      98,780.00
  1081    5     BT NORTH AMERICA INC         PROJECT PLANET                     992,081.00         0.00          0.00     992,081.00
                                                                              ------------   ----------     ---------   ------------
------------------------------------------------------------------------------------------------------------------------------------
                                         5 System/Network Domestic Proj.      1,658,938.70   155,415.00     99,035.00   1,716,318.70

 53636   10     MULTIMEDIOS AMERICA          PROGENY XP EXCITER&PS RECEIVER           0.00     1,029.40      1,029.40           0.00
------------------------------------------------------------------------------------------------------------------------------------
 53846   10     HARRIS BROADCAST DIV         CHEVY TAHOE TRUCK                    6,220.00         0.00          0.00       6,220.00
 54046   10     TELECOM INTERNATIONA         PROGENY UNITS                      105,280.00         0.00          0.00     105,280.00
 54276   10     TELEKOM MALAYSIA BER         EQUALIZER                           39,525.00         0.00          0.00      39,525.00
------------------------------------------------------------------------------------------------------------------------------------
 54306   10     BT CROYDON LPU               USC, GMACS KEY & ACCESSORY          45,782.06         0.00     45,782.06           0.00
 54316   10     TELESTAT CORPORATION         PROGEN EXCITER & PG RECEIVER        63,083.00         0.00          0.00      63,083.00
 54326   10     BT CROYDON LPU               USC, GMACS KEY & ACCESSORY          31,255.34         0.00     31,255.34           0.00
------------------------------------------------------------------------------------------------------------------------------------
 54336   10     BT CROYDON LPU               USC & GMACS ACCESSORY               24,862.07         0.00     24,021.08         840.99
 54346   10     BT CROYDON LPU               USC & ACCESSORY                     11,893.17         0.00     11,311.17         582.00
 54436   10     COMSAT BRASIL LTDA.          PROGENY EXCITER & RECEIVER          84,150.00         0.00          0.00      84,150.00
------------------------------------------------------------------------------------------------------------------------------------
 54456   10     BT CROYDON LPU               USC & ACCESSORY                      9,971.60         0.00      9,971.60           0.00
 54476   10     HARRIS BROADCAST DIV         PROGENY UNITS                      150,335.00         0.00          0.00     150,335.00
 54536   10     BT pic                       USC & ACCESSORY                          0.00     6,585.33          0.00       6,585.33
------------------------------------------------------------------------------------------------------------------------------------
 54546   10     BT pic                       GMACS & ACCESSORY                        0.00     9,758.20          0.00       9,758.20
 54578   10     TECHNOLOGY GROUP             PROGENY UNITS                            0.00   115,000.00     41,700.00      73,300.00
 54606   10     BT pic                       Remote M&C System                        0.00    17,660.79          0.00      17,660.79
------------------------------------------------------------------------------------------------------------------------------------
                                                                              ------------   ----------     ---------   ------------
                                         10 GCE Direct Order                    572,357.24   147,974.92    163,011.85     557,320.31
------------------------------------------------------------------------------------------------------------------------------------
  6300   15     OFFICE OF NATIONAL P         SM EUTELSAT VIDEO E/S MOROCCO       35,820.25         0.00          0.00      35,820.25
  6308   15     SINGAPORE TELECOM            Std. A Earth Station                 5,703.18         0.00          0.00       5,709.18
  6313   15     EMPRESA ESTATAL DE           ECUADOR DOMSAT PROJECT             180,340.81         0.00    281,402.00     151,998.81
------------------------------------------------------------------------------------------------------------------------------------
  6320   15     THORN EMI ELECTRONIC         REPLACE TX SYS IN MADLEY 1,2,3      18,552.00         0.00     15,065.00       3,487.00
  6364   15     BRITISH TELECOMMUNIC         GONNHILLY 5 REMOTE M&C              24,596.00         0.00          0.00      24,596.00
  6367   15     SUDATEL                      37 STATION DOM. SAT. NETWORK       779,852.00    50,000.00    207,689.00     622,163.00
------------------------------------------------------------------------------------------------------------------------------------
  6371   15     BANCO DO BRASIL S.A.         ku band project EMBRATEL         3,505,353.60        13.00    704,379.00     800,973.60
  6387   15     HUGHES NETWORK SYSTE         KU Band 16W [illegible]             14,990.17         0.00          0.00       4,990.00
  6391   15     NISSHO IWAI AMERICAN         Brunei IDR                           6,913.00         0.00          0.00       9,913.00
------------------------------------------------------------------------------------------------------------------------------------
  6400   15     LUCENT TECHNOLOGIES          EARTH STATION EXPANSION IN SA      368,180.10         0.00     53,176.50     315,003.60
  6407   15     LUCENT TECHNOLOGIES          EARTH STATION EXPANSION IN SA    3,523,145.20         0.00    166,725.90   3,356,419.30
  6416   15     HUGHES NETWORK SYSTE         INSAT E/S/Marcsat                    2,171.37         0.00      2,171.37           0.00
------------------------------------------------------------------------------------------------------------------------------------
  6422   15     Posts and Telecommun         Equipment and Services             101,567.40         0.00          0.00     101,587.40
  6423   15     Posts and Telecommun         Equipment and Services             191,576.40       216.00        211.00     191,576.40
  6425   15     Satellite Television         KU Band Upline/Upgrade               7,340.00    33,945.20          0.00         285.20
------------------------------------------------------------------------------------------------------------------------------------

                      Satellite Transmission Systems, Inc.

11/24/97  10:11 PM          BOOKINGS/BACKLOG REPORT                 JMB Page: 2

 JOB     JOB                                                                     OPENING                                  CLOSING
NUMBER   TYPE         CUSTOMER                  BOOKING DESCRIPTION               VALUE        BOOKINGS       SALES        VALUE
====================================================================================================================================
  6426   15     HUGHES NETWORK SYSTE         Banco do Brazil Upgrade            51,154.50          0.00          0.00      51,154.50
  6428   15     C.S. Communications          RF Uplink & C. Band Turnaround    380,345.02        239.00     63,203.02     317,381.00
------------------------------------------------------------------------------------------------------------------------------------
  6429   15     Space Communications         Data Distribution E/S              63,381.00          0.00     63,381.00           0.00
  6430   15     REUTERS SA                   9.0m E/S w/SHELTER & SPARES        66,550.13          0.00          0.00      66,550.13
  6439   15     BEIJING TELECOMMUNIC                                           300,058.00          0.00          0.00     300,068.00
------------------------------------------------------------------------------------------------------------------------------------
  6463   15     ITS Sdn. Bhd.                Earth Stations - SM                 1,213.04          0.00          0.00       1,213.04
  6480   15     SAMSUNG AMERICA, INC.        Transit Hub Station                   800.00          0.00          0.00         800.00
  6481   15     TELEFONICA SISTEMAS          DBS Up Converter Subsystem         36,500.00          0.00     36,500.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  6485   15                                  PAKISTAN PHASE II PROJECT      10,389,010.00          0.00          0.00  10,389,010.00
  6488   15     EMPRESA ESTATAL DE           DOMSAT EXPANSION NETWORK          196,277.29          0.00          0.00     196,277.29
  6491   15     LOCKHEED MARTIN CORP         CHINA STAR-1 TT&C STATION         188,345.00          0.00          0.00     188,345.00
------------------------------------------------------------------------------------------------------------------------------------
  6495   15     Romsat                       11M E/S Hub & Remotes           2,007,629.00          0.00          0.00   2,007,629.00
  6498   15     O'CONNOR'S SINGAPRGE         BKT-6P & BKT-7P Upgrade            59,523.00          0.00          0.00      59,523.00
  6499   15     CHINA NAT. POSTAL &          China MPT-Domsat                1,111,056.00          0.00          0.00   1,111,056.00
------------------------------------------------------------------------------------------------------------------------------------
  7300   15     LINK COMMUNICATIONS          Remote VSAT & Hub Station         110,116.00          0.00          0.00     110,116.00
  7302   15     TODAY TRADING SDN. B         UPLINK/DOWNLINK EQUIPMENT         191,450.00          0.00          0.00     191,450.00
  7303   15     TELEFONICA DE ESPANA         v901 UUP CONVERTERS                64,317.92          0.00          0.00      64,317.92
------------------------------------------------------------------------------------------------------------------------------------
  7304   15     HUGHES NETWORK SYSTE         FORD REFORMA SPARES                87,273.00          0.00          0.00      87,273.00
  7305   15     IMPSAT                       IMPSAT ARGENTINA-TIGER ASSY.            0.00    168,598.00          0.00     168,598.00
  7306   15     SARA VISION                  Ku BAND TV UPLINK E/S                   0.00  1,486,651.00          0.00   1,489,651.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                            -------------  ------------  ------------  -------------
                                         15 International Project           24,071,120.38  1,739,636.20  1,340,908.79  24,469,847.79
------------------------------------------------------------------------------------------------------------------------------------
  7110   20     DEFENSE INFORMATION          WHCA MAINTENANCE                  108,367.50          0.00          0.00     108,367.50
  7121   20     BDM INTERNATIONAL IN         SPACE SEGMENT KUTE NET            229,004.00          0.00    229,004.00           0.00
  7147   20     NATO COMMUNICATIONS          NATO BROADBAND                  3,112,570.40          0.00          0.00   3,112,570.40
------------------------------------------------------------------------------------------------------------------------------------
  7180   20     NATO COMM. & INFORMA         X-SAT TERMINAL                     10,000.00          0.00          0.00      10,000.00
  7208   20     INDUSTRIAL & COMMERC         BROADBANDING SPARE PARTS          215,404.80          0.00          0.00     215,404.88
  7216   20     INDUSTRIAL & COMMERC         CONVERTERS                            715.00          0.00          0.00         715.00
------------------------------------------------------------------------------------------------------------------------------------
  7229   20     INDUSTRIAL & COMMERC         CT-9C CONVERSION KIT                3,893.00          0.00          0.00       3,893.00
  7231   20     INDUSTRIAL & COMMERC         Modified CT3K System               36,630.00          0.00     36,630.00           0.00
  7233   20     INDUSTRIAL & COMMERC         MISC EQUIP                         80,027.00          0.00          0.00      80,027.00
------------------------------------------------------------------------------------------------------------------------------------
  7234   20     INDUSTRIAL & COMMERC         dehydrators                         7,086.00          0.00          0.00       1,086.00
  7236   20     INDUSTRIAL & COMMERC         Down Converter                      9,947.00          0.00      9,947.00           0.00
  7237   20     INDUSTRIAL & COMMERC         3 Converters                       32,955.00          0.00     32,955.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  7238   20     INDUSTRIAL & COMMERC         CT-7C Terminals                   857,014.00          0.00          0.00     857,014.00
  7239   20     DFAS Columbus Center         GSCL TERMINAL                   1,565,337.00          0.00          0.00   1,565,337.00
  7240   20     INDUSTRIAL & COMMERC         ENGINEERING SERVICES               50,000.00          0.00          0.00      50,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                             ------------      --------    ----------   ------------
                                         20 Government Programs              6,318,990.70          0.00    308,576.00   6,010,414.70
------------------------------------------------------------------------------------------------------------------------------------
  1730   25     HUGHES NETWORK SYSTE         MISC. CABLES                        9,982.00      9,982.00          0.00           0.00
  1744   25     HUGHES NETWORK SYSTE         MISC SPARE PARTS                   98,330.00          0.00          0.00      98,330.00
  1755   25     RAYTHEON SUPPORT SER         MISC SPARE PARTS                  132,474.00          0.00          0.00     132,474.00
------------------------------------------------------------------------------------------------------------------------------------
  1763   25     RAYTHEON E-SYSTEMS           HANDSET                                 0.00        250.00        250.00           0.00
  1764   25     PanAmSat INC.                SUMMARY ALARM PANEL                     0.00      3,135.00          0.00       3,135.00
  1766   25     HUGHES NETWORK SYSTE         UPC-100 GRAY PANEL                      0.00     15,150.00          0.00       5,150.00
------------------------------------------------------------------------------------------------------------------------------------

                      Satellite Transmission Systems, Inc.

11/24/97  10:12 PM          BOOKINGS/BACKLOG REPORT                 JMB Page: 3

 JOB     JOB                                                                     OPENING                                 CLOSING
NUMBER   TYPE         CUSTOMER                  BOOKING DESCRIPTION               VALUE        BOOKINGS       SALES       VALUE
===================================================================================================================================
  1767   25     RALSAT INTERNATIONAL         CRYSTAL OSCILLATOR 104.8958 33        0.00        932.00          0.00          932.00
  1769   25     HUGHES NETWORK SYSTE         JACK COVER                            0.00      1,080.00          0.00        1,080.00
-----------------------------------------------------------------------------------------------------------------------------------
 17656   25     PanAmSat INC                 SUMMARY ALARM PANEL                   0.00      3,135.00          0.00        3,135.00
 17686   25     CROSSLINK                    TRANSMIT & RECEIVE CABLES             0.00        591.00        591.00            0.00
                                                                             ----------     ---------      --------      ----------
-----------------------------------------------------------------------------------------------------------------------------------
                                         25 System Product Spares Order      240,786.00     14,291.00        841.00      254,326.00

  6532   35     ACUMEN CO., LTD.             DEQ-703                           4,950.00          0.00      4,950.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
  6902   35     EGYPTIAN RADIO & TV          SPARES FOR JOB 6282                 890.00          0.00          0.00          890.00
  6985   35     TEE-COM ELECTRONICS,         SOFTWARE MODIFICATION             5,950.00      5,950.00          0.00            0.00
  6990   35     TMI COMMUNICATIONS           MISC SPARE PARTS                      1.00          0.00          0.00            1.00
-----------------------------------------------------------------------------------------------------------------------------------
 65216   35     VIDESH SANCHAR NIGAM         CRYSTAL OSCILLATORS               5,885.00          0.00          0.00        5,885.00
 65256   35     PHILLIPPINE COMMUNIC         OSCILLATOR RP LOCAL PREQ         20,250.00          0.00          0.00       20,250.00
 65266   35     ARMENIA TELEPHONE CO         MISC SPARE PARTS                 25,983.00          0.00          0.00       25,983.00
-----------------------------------------------------------------------------------------------------------------------------------
 65276   35     TELESAT CORPORATION          MISC SPARE PARTS                191,948.00          0.00          0.00      191,948.00
 65296   35     HARIFF                       CRYSTALS                         24,419.00          0.00          0.00       24,419.00
 65316   35     ACUMEN CO., LTD.             misc spare parts                 15,843.00          0.00      4,500.00       15,843.00
-----------------------------------------------------------------------------------------------------------------------------------
 65346   35     RACAL SURVEY LTD.            UPC100                           15,150.00          0.00          0.00       15,150.00
 65356   35     ETISALAT                     SUMMARY ALARM PANEL               5,715.05          0.00          0.00        5,715.05
 65366   35     ETISALAT                     MISC SPARE PARTS                 21,410.00          0.00          0.00       21,410.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             ----------     ---------      --------      ----------
                                         35 International Spares Order       338,394.66      5,950.00      9,450.00      332,994.66
-----------------------------------------------------------------------------------------------------------------------------------
  7711   40     COMMERICAL ACCOUNTS          OSCILLATORS                       4,444.00          0.00      4,444.00            0.00
  7712   40     CMI/GCS                      U/C &D/C TRIBAND                     (5.00)         0.00          0.00           (5.00)
  7714   40     CMI/GCS                      MISC SPARE PARTD                 36,500.00          0.00     36,500.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
  7715   40     CMI/GCS                      UNIVERSAL SYSTEMS CONTROLLER     16,000.00          0.00          0.00       16,000.00
  7716   40     CMI/GCS                      MCU ASSY                              0.00      6,353.75      6,353.75            0.00
  7717   40     CMI/GCS                      TMSX-GIF TRANSFER SWITCH              0.00      1,200.00      1,200.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
 76666   40     FINANCE & ACCOUNTING         MISC. 6CE SPARES                  6,234.00      6,234.00          0.00            0.00
                                                                             ----------     ---------      --------      ----------
                                         40 Government Spares Order           63,173.00      1,319.75     48,497.75       15,995.00
-----------------------------------------------------------------------------------------------------------------------------------
  6357   45     GOVERNMENT OF ISLAMI         SERVICE AND MAINTENANCE PROJ    104,262.00          0.00          0.00      104,262.00
  7202   45     INDUSTRIAL & COMMERC         ENGINEERING SERVICE              28,673.00          0.00          0.00      108,673.00
-----------------------------------------------------------------------------------------------------------------------------------
  8010   45     ELNA ELEKTRO-NAVIGAT         LEASE EQUIPMENT                       0.00     21,200.00     21,200.00            0.00
 82009   45     HUGHES NETWORK SYSTE         V/C                                   0.00      4,079.00      4,079.00            0.00
 82169   45     HUGHES NETWORK SYSTE         SEMI RIGID CABLE                      0.00        611.00        611.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
 82229   45     CATERPILLAR INC              HIGH VOLT CABLE                       0.00      3,073.00      3,073.00            0.00
 82429   45     TELESAT CANADA                                                     0.00        100.00        100.00            0.00
 82708   45     SOTELGU1 S.A.                DC4021BU                              0.00      4,638.00      4,638.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
 83507   45     CALIFORNIA MICROWAVE         SC1100                            5,514.00          0.00          0.00        5,514.00
 84178   45     THOMSON-CSF R.C.C.           P/S                                   0.00        304.00        304.00            0.00
 84278   45     ENTERPRISE RENT-A-CA         EXTENDER CARD                         0.00        207.00        207.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
 86158   45     AT&T Tridom                  MODULATOR                             0.10          0.00          0.00            0.00
 86238   45     TELESAT CANADA               LYNXX                                 0.00      6,363.00      6,363.00            0.00
 86448   45     HELLENIC TELE ORGAN          MODULATOR PCB                         0.00        682.42        682.42            0.00
-----------------------------------------------------------------------------------------------------------------------------------

                      Satellite Transmission Systems, Inc.

11/24/97  10:16 PM          BOOKINGS/BACKLOG REPORT                 JMB Page: 4

 JOB     JOB                                                                     OPENING                                  CLOSING
NUMBER   TYPE         CUSTOMER                  BOOKING DESCRIPTION               VALUE        BOOKINGS       SALES        VALUE
====================================================================================================================================
 86818   45      AMSC SUBSIDAIRY CORP        IF AMPLIFIER                          0.00       1,570.00     1,570.00             0.00
 86876   45      DY GENERAL MANAGER          PLA-1010-01                           0.00         843.42       843.42             0.00
------------------------------------------------------------------------------------------------------------------------------------
 86887   45      HUGHES NETWORK SYSTE        LNA                                   0.00       2,046.00     2,046.00             0.00
 87258   45      AOS INC.                    LYNXX                                 0.00       1,053.66     1,053.66             0.00
 87268   45      AOS INC.                    LYNXX                                 0.00       1,143.66     1,143.66             0.00
------------------------------------------------------------------------------------------------------------------------------------
 87438   45      HUGHES NETWORK SYSTE        125W TPA                              0.00       1,300.00     1,300.00             0.00
 87758   45      TELESAT CANADA              LYNXX                                 0.00       6,512.00     6,512.00             0.00
 87878   45      HUGHES NETWORK SYSTE        ANTENNA PAINT                         0.00         375.00       375.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 87887   45      TODAY TRADING SDN. B        SERIAL INTFC PCB                    193.83           0.00         0.00           193.83
 87927   45      AT&T OF PUERTO RICO         HELIX P/S                             0.00       2,450.00     2,450.00             0.00
 87938   45      TELEFONICA SISTEMAS         GMACS KEY                             0.00         304.00       304.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88188   45      HUGHES NETWORK SYSTE        DC1233AB                              0.00       1,865.25     1,865.25             0.00
 88218   45      BOLAR ENTERPRISE CO.        UPC100                              650.00           0.00       650.00             0.00
 88228   45      BOLAR ENTERPRISE CO.        UPC100                            1,280.00           0.00     1,280.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88317   45      CALIFORNIA MICROWAVE        DEMOD MODULE                          0.00         505.00       505.00             0.00
 88318   45      TELESAT CANADA              LYNXX                                 0.00       3,487.00     3,487.00             0.00
 88327   45      CALIFORNIA MICROWAVE        DEMOD MODULE                          0.00         500.00       500.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88328   45      TELESAT CANADA              PBX PCB                               0.00       1,039.00     1,039.00             0.00
 88438   45      RT COMUNICACIONES, S.       D/C                                   0.00         905.00       905.00             0.00
 88478   45      HUGHES NETWORK SYSTE        U/C                                   0.00       1,849.75     1,849.75             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88548   45      NATIONAL PUBLIC RADI        LYNXX                                 0.00         500.00       500.00             0.00
 88558   45      HUGHES NETWORK SYSTE        ACU                                   0.00       2,432.00     2,432.00             0.00
 88618   45      EL PASO ANALYTICS, I        DEMOD MODULE                          0.00         812.00       812.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88628   45      HUGHES NETWORK SYSTE        D/C                                   0.00       3,120.75     3,120.75             0.00
 88668   45      UNIVERSITY OF WASHIN        UC1431BB                              0.00       4,012.00     4,012.00             0.00
 88678   45      TRIDOM CORPORATION          REPAIR FOR AT&T/HAI                   0.00       2,792.00     2,792.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88738   45      CALIFORNIA MICROWAVE        DAS200-2                              0.00       1,859.00     1,859.00             0.00
 88748   45      CALIFORNIA MICROWAVE        DC1233AB                              0.00       2,400.00     2,400.00             0.00
 88778   45      CALIFORNIA MICROWAVE        TRI BAND D/C                          0.00         875.00       875.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88788   45      HUGHES NETWORK SYSTE        REPAIR FOR HNS/FORD                   0.00       1,986.00     1,986.00             0.00
 88818   45      ENTERPRISE RENT-A-CA        DEHYDRATOR                            0.00         962.00       962.00             0.00
 88828   45      HUGHES NETWORK SYSTE        U/C                                   0.00       4,523.00     4,523.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 88928   45      COM NET SPA                 ADOS TERMINAL                         0.00         803.00       803.00             0.00
 88938   45      COM NET SPA                 ADOS TERMINAL                         0.00         584.00       584.00             0.00
 89001   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/CVS                      0.00       2,514.89     2,514.89             0.00
------------------------------------------------------------------------------------------------------------------------------------
 89018   45      GOVERNMENT OF ISLAMI        MAINTENANCE SERVICES PAKISTAN   276,409.25       2,700.00    43,386.00       230,323.25
 89031   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/FORD                     0.00       1,150.00     1,150.00             0.00
 89061   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/TOYSO                    0.00       2,246.00     2,246.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 89171   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/CONDISCO (WALS)          0.00       1,396.00     1,396.00             0.00
 89181   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/CVS                      0.00       2,585.00     2,585.00             0.00
 89191   45      TRIDOM CORPORATION          FLD TRIP-GE SPACN/AT&T/WAUKAS         0.00       2,931.00     2,931.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 89198   45      LILCO                       SPACE SEGMENT                     7,111.00       6,412.50     6,412.50         7,111.00
 89221   45      TRIDOM CORPORATION          FLD TRIP-GE SPACENT/S1PCA             0.00       6,205.00     6,205.00             0.00
 89298   45      HUGHES NETWORK SYSTE        FLD TRIP-HNS/FORD                     0.00       1,350.00     1,350.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
 89329   45      HUGHES NETWORK SYSTE        PREV MAINT-HNS/EDS                    0.00      13,017.00    13,017.00             0.00
 89341   45      BDM FEDERAL, INC.           SPACE SEGMENT/BDM                     0.00     458,088.00         0.00             0.00
 89479   45      HUGHES NETWORK SYSTE        HNS/CIRFY                             0.00      16,417.00    16,417.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

11/24/97 10:18 PM                                                    JMB Page: 5

                            BOOKINGS/BACKLOG REPORT

----------------------------------------------------------------------------------------------------------------------------------
JOB      JOB                                                             OPENING                                          CLOSING
NUMBER   TYPE  CUSTOMER               BOOKING DESCRIPTION                 VALUE         BOOKINGS        SALES              VALUE
==================================================================================================================================
89619    45    HUGHES NETWORK SYSTE   PREV MAINT -HNS/PBS                     0.00      11,783.00      11,783.00              0.00
89527    45    HUGHES NETWORK SYSTE   FLD TRIP - HNS/WALMART                  0.00      12,053.00      12,053.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
89528    45    SNAPP                  PERFORMANCE TESTING                20,145.00           0.00           0.00         20,145.00
89529    45    HUGHES NETWORK SYSTE   PREV MAINT -HNS/TCI                     0.00      12,334.39      12,334.39              0.00
89539    45    HUGHES NETWORK SYSTE   PREV MAINT -HNS/CHRYSLER                0.00      14,799.00      14,799.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
89549    45    HUGHES NETWORK SYSTE   PREV MAINT -HNS/WALGRN                  0.00      11,006.00      11,006.00              0.00
89459    45    HUGHES NETWORK SYSTE   PREV MAINT -HNS/GM                      0.00      12,805.00      12,805.00              0.00
89607    45    HUGHES NETWORK SYSTE   FLD TRIP/HNS/TOYS R US VIDEO            0.00       6,731.00       6,731.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
89739    45    TRIDOM CORPORATION     FLD TRIP - GE, SPACENET/FAA             0.00      28,601.00      28,601.00              0.00
89769    45    GLOBE TELECOM, GMCR    GMACS UPGRADE                      93,357.00           0.00           0.00         93,357.00
89798    45    AT&T Tridom            AT&T/KEESLER AFB FIELD TRIP         1,937.50           0.00           0.00          1,937.50
----------------------------------------------------------------------------------------------------------------------------------
89799    45    HUGHES NETWORK SYSTE   PREV MAINT - HNS/COMDISCO               0.00      10,181.00      10,181.00              0.00
89829    45    HUGHES NETWORK SYSTE   ANTENNA WASH - HNS/WALGREEN             0.00      11,470.00      11,470.00              0.00
89848    45    HUGHES NETWORK SYSTE   HNS MEXICO MAINTENANCE CONTRA      39,000.00      15,000.00      15,000.00         39,000.00
----------------------------------------------------------------------------------------------------------------------------------
89849    45    HUGHES NETWORK SYSTE   PREV MAINT - HNS/TOYSV                  0.00      10,919.00      10,919.00              0.00
89879    45    HUGHES NETWORK SYSTE   FLD TRIP - HNS/JMAXX                    0.00       2,448.00       2,448.00              0.00
89889    45    HUGHES NETWORK SYSTE   FLD TRIP - HNS/CVS                      0.00       3,503.00       3,503.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
89929    45    CATERPILLAR INC.       SCAMP TRAINING - CATERPILLER/BZL        0.00       3,648.00       3,648.00              0.00
89969    45    HUGHES NETWORK SYSTE   FLD TRIP - HNS/CHRYSLER                 0.00       7,277.00       7,277.00              0.00
89979    45    PT. APLIKANUSA LINTA   PM/REPAIR- LINTASARYA, INDONESIA   25,080.00           0.00           0.00         25,080.00
----------------------------------------------------------------------------------------------------------------------------------
89989    45    RED CORPORATIVA NACI   PREV & REPAIR MAINT CONT - RON          0.00       7,000.00       8,000.00              0.00
89999    45    HUGHES NETWORK SYSTE   FLD TRIP - HNS/EDJONES                  0.00       4,188.00       4,188.00              0.00
                                                                        ----------     ----------     ----------      ------------
----------------------------------------------------------------------------------------------------------------------------------
                                  45 Repair Order                       603,612.48     793,427.19     387,355.19      1,014,684.48

92418    65    TELESAT CANADA         LYNXX                                   0.00       6,722.00       6,722.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                        ----------     ----------     ----------      ------------
                                  65 Warranty Jobs                            0.00       6,722.00       6,722.00              0.00

----------------------------------------------------------------------------------------------------------------------------------
22025    70    RADIOLA CORPORATION    LYNXX AND ACCESSORIES              12,000.00           0.00           0.00         12,000.00
22071    70    AOS INC.               (32) STV Options                   32,000.00           0.00           0.00         32,000.00
22074    70    CANADIAN DND           (37) stv 111 OPTIONS               99,750.00           0.00           0.00         99,750.00
----------------------------------------------------------------------------------------------------------------------------------
22134    70    RADIOLA CORPORATION    LYNXX AND ACCESSORIES               9,000.00           0.00           0.00       [ILLEGIBLE]
22167    70    FROTRONICS INC.        MULTIPLEXER                         9,742.00           0.00           0.00       [ILLEGIBLE]
22188    70    TD COMMUNICATIONS      LYNXX w/STV 111 OPTION HARD CASE      900.00           0.00           0.00       [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
22257    70    UNIMESA CO., LTD.      LYNXX CABLE                           300.00           0.00           0.00            300.00
22275    70    REMOTE SATELLITE SYS   LYNXX w/STV_111 & ACCESSORY         7,932.00         212.00       4,830.00          3,314.00
22276    70    AOS INC.               MASTER HANDSET FOR LYNXX              840.00           0.00         840.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
22278    70    7E.COMMUNICATIONS LTD. [ILLEGIBLE]                        17,850.00    [ILLEGIBLE]      17,879.00              0.00
22280    70    OMNES LTD.             LYNXX & REMOTE ANTENNA KIT          1,170.00          52.00       1,222.00              0.00
22283    70    OMNES LTD.             REMOTE ANTENNA KIT                  1,170.00          52.00       1,222.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
22284    70    ABLE COMMUNICATIONS    LYNXX & ACCESSORY                       0.00      24,652.00      24,625.00              0.00
22285    70    O'GARA SATELLITE NET   LYNXX SURFER                            0.00       3,750.00       3,750.00              0.00
22286    70    OMNES LTD.             LYNXX & REMOTE ANTENNA KIT              0.00      20,810.00      20,810.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
22287    70    CALIFORNIA MICROWAVE   LYNXX                                   0.00      49,680.00      49,680.00              0.00
22288    70    AOS INC.               LYNXX                                   0.00      20,786.00      20,786.00              0.00
22289    70    ABLE COMMUNICATIONS    LYNXX                                   0.00      20,506.00      20,506.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

11/24/97 10:20 PM                                                    JMB Page: 6

                            BOOKINGS/BACKLOG REPORT

----------------------------------------------------------------------------------------------------------------------------------
JOB      JOB                                                             OPENING                                        CLOSING
NUMBER   TYPE  CUSTOMER               BOOKING DESCRIPTION                 VALUE         BOOKINGS        SALES            VALUE
==================================================================================================================================
22290    70    7E COMMUNICATIONS Lt   HARD CASE                                   0.00      1,280.00           0.00       1,280.00
22291    70    FROTRONICS INC.        LYNXX & ACCESSORY                           0.00     20,384.00      22,834.00       1,050.00
----------------------------------------------------------------------------------------------------------------------------------
22292    70    UNIMESA CO., LTD       LYNXX & ACCESSORY                           0.00     21,000.00           0.00     121,000.00
22293    70    FROTRONICS INC.        HARD CASE                                   0.00        682.00           0.00         682.00
22294    70    O'GARA SATELLITE  NET  REMOTE ANTENNA KIT                          0.00      3,000.00       3,000.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
22295    70    TOCOM                  REMOTE ANTENNA KIT                          0.00      1,500.00           0.00       1,500.00
                                                                         -------------  ------------   ------------  -------------
                                  70 MOBILESAT                              232,654.00    193,448.00     193,584.00     232,518.00
                                                                         =============  ============   ============  =============
----------------------------------------------------------------------------------------------------------------------------------
                                           GRAND TOTALS                  34,100,027.16  3,047,284.06   2,416,186.56  34,731,124.66

----------------------------------------------------------------------------------------------------------------------------------
                                                                         34,100,027.16  3,047,284.06     136,795.02
                                                                                                       ------------
                                                                                                       2,552,981.58  34,594,329.64
----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.2

                     GOVERNMENT APPROVALS AND OTHER CONSENTS

      1. Hart-Scott-Rodino filing.

      2. Consents required under Buyer's existing credit facility with Bank of America, as agent bank.

                                 SCHEDULE 5.2(e)

                 LETTERS OF CREDIT; PERFORMANCE AND SURETY BOND

      See attachment.

                          Attachment to Schedule 5.2(e)           As of 12/11/97

                                              BENEFICIARY                             ISSUANCE         STANDBY IC    OUTSTANDING
LC#           FOREIGN BANK                    (Customer)                                  DATE      MATURITY DATE         AMOUNT
---           ------------                    ----------                                  ----      -------------         ------
226639        Bank of America-Athens          Hellenic Telecommunications Org S.A.
                                               (OTE)                                  12/22/95         1/15/98(a)     120,000.00
3001458       Bank of China-Beijing           China Nat'l Post & Telecomm              9/l9/96            1/30/98     482,168.00
                                              Appliances Corp. No. 17A
3002082       China Merchant Bank-Shenyang    Liaoning Int'l Trade Hongyu Corp        10/28/96            1/30/98      49,400.28
3002083       Industrial Coml Bank-Shanghai   Inner Mongolia Machinery Import Export
                                               Corp                                   10/28/96            1/30/98      85,926.52
3002802       Banco Popular Del Ecuador
               Amazonas                       Emetel S.A.                             12/20/96            1/31/98      47,500.00
3002803       Banco Popular Del Ecuador
               Amazonas                       Emetel S.A.                             12/23/96            1/31/98     672,377.00
3005966       Bank Hapoalim-Tel Aviv          Bezeq-Israel Telecomm Corp               8/28/97            2/13/98     225,000.00
225216        Bank of America-Athens          Hellenic Telecommunications             12/22/95         2/14/98(a)     205,000.00
224990        Bank of America-Greece          Hellenic Telecommunications             12/22/95         2/15/98(a)      65,000.00
                                              Organization S.A. (OTE)
3003465       Bank Hapoalim-Tel Aviv          Bezeq-Israel Telecomm Corp               2/13/97            2/28/98      82,396.65
139161        Union Bank of Bankok            Jasmine International                    9/15/95         3/14/98(e)     181,425.00
3002729       Arab American Bank-New York     Syrian Telecommunications Est           12/17/96            3/15/98      15,587.00
220517        Arab African Int'l Bank, Egypt  Egyptian Radio & Television              9/15/95         3/28/98(a)       9,948.00
                                              Union Broadcast Engineering
3003068       Bank of America-Hong Kong       Satellite TV Asian Region (STAR)         1/14/97         4/14/98(a)     148,501.00
3007586       Banque Commerciale Du Maroc     Kingdom of Morroco-Nat'l                11/10/97            4/15/98      58,000.00
                                              Office of Posts & Telecomm
226085        Bank of America US              Samsung America Inc.                    l2/22/95         4/15/98(a)     146,883.00
225454        Nat'l Bank of Abu Dhabi         Egyptian Radio & Television               8/1/95            4/30/98       8,759.00
                                              Engineering Sector/Television
3004932       Banque Bruxelles Lambert        NATO                                     6/11/97         5/16/98(b)   1,100,378.00
138479        Nat'l Bank of Abu Dhabi         Emirates Telecommunications Ltd         12/15/95         6/14/98(a)     171,635.40
3004233       Bank of America-Pakistan        Gov of Pakistan-Nat'l Logistic Cell      6/24/97         6/24/98(c)   2,175,000.00
223281        Nat'l Bank of Abu Dhabi         Emirates Telecommunications Ltd          8/18/95         8/17/98(a)         485.23
3003262       Bank of America-Singapore       Singapore Telecom                        2/14/97            9/14/98     298,250.00
3005817       Turkiye IS Bankasi A.S.         Turk Telekomlikasyon A.S.                8/19/97           12/19/98       14798.20
36222         Bank of America-Singapore       Singapore Controller Income Tax          9/17/97         1/31/99(d)      25,103.48
                                                                                                Total Standby LCs   6,374,521.76
Global
 Perf Bond    Bank of America-Antwerp         Armed Forces of Belgium (f)              3/26/97        12/31/97(f)     636,637.03
Bank
 Declaration  Bank of America-Antwerp         Armed Forces of Belgium (g)               9/2/97                (g)   5,139,259.67
                                                                                                      Grand Total  12,150,418.46

NOTE:

(a) Automatically extends 6 mos from indicated maturity date
(b) Automatically extends 1 yr from indicated maturity date
(c) Extends addl 11 mos w/ bank's internal approval; max term of LC 26 mos from
    6/24/97
(d) In process of cancelling, issued for Expat no longer employed w/
    CMI
(e) Automatically extends 3 mos from indicated maturity date
(f) Performance bond outstanding until exp of bid validity date (12/31/97), may extend to 2/26/98 since STS extended its bid validity date to 2/26/98; if NOT awarded contract, bond expires; if awarded contract, term= 41 mos from contract execution; USD amt marked to market monthly based on 9/97 BEF value=
    23,355,030= maximum amount, decreases from mos 16
(g) BofA declared to issue guarantee IF awarded contract; Bond amt noted above currently reserved under our credit line together w/ Global performance performance bond; USD amt marked to market monthly based on 9/97 BEF value
    188,533,741 = maximum amount, decreases from mos 18


                       As of 12/11/97 except where noted

                          Attachment to Schedule 5.2(e)

                                                    OUTSTANDING          MAXIMUM
BOND NUMBER           BENEFICIARY   TYPE OF BOND    BOND AMOUNT    CONTRACTUAL EXPOSURE     ISSUANCE DATE
-----------           -----------   ------------    -----------    --------------------     -------------
   99ECU00001  Country of Equador        Customs       $100,000                $100,000          11/26/96
      9000001              Emetel   Advanced Pmt     $8,913,251(a)           $6,767,801(c)        3/17/94
    K04693620         MFS Network    Performance     $1,701,458              $1,701,458           4/26/96
          122              Emetel    Performance       $247,435                $247,435            7/6/98
           68              Emetel   Advanced Pmt     $4,309,876(b)           $3,970,314(c)        5/24/96
          103              Emetel        Customs        $25,000                 $25,000              9/96
                                                    -----------             -----------
                                           TOTAL    $15,297,020             $12,812,008

ALL ISSUED BY INSURANCE COMPANY OF AMERICA THROUGH SEGUROS BOLIVAR

(a) as of 10/22/97, latest confirmed date available
(b) as of 11/30/97, latest confirmed date available
(c) Maximum Exposure reduced from Bond Amount in 11/97 due to customer acceptances

                                 SCHEDULE 5.2(f)

                              SEVERANCE AGREEMENTS

1. Severance Agreement dated April 3, 1997 between Seller and Brian Maloney.

2. Severance Agreement dated May 20, 1997 between Seller and Bruce Strean.

3. Severance Agreement dated May 20, 1997 between Seller and Michael Pinto.

                                 SCHEDULE 6.2(c)

                                    CONSENTS

Customer Agreements

      a. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for design, manufacture, supply, installation, testing & commissioning on a semi-turnkey basis of an Intelsat STD-A Antenna & its associated equipment at Seletar Earth Station (6308)

      b. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for Recomm Maintenance Parts (6308)

      c. Purchase Order dated March 21, 1994, Singapore Telecommunications PTE Ltd. for design, manufacture, supply, installation, testing & commissioning on a semi-turnkey basis of an Intelsat STD-A Antenna & its associated equipment at Seletar Earth Station (6308)

      d. Amended Purchase Order dated May 17, 1994, Singapore Telecommunications PTE Ltd. for two Intelsat STD-A Antennas & their buildings at Seletar Earth Station (6308)

      e. Contract between the Government of the Islamic Republic of Pakistan and California Microwave, Inc. Satellite Transmission Systems dated March 17, 1996, concerning the supply of satellite earth station equipment.

      f. Contract documents dated November 29, 1996 between Satellite Television Asian Region Limited and CMI-STS for supply and installation of Kuban Video Uplink Upgrade for Video Broadcast Service.

      g. Agreement between CMI-STS and Singapore Telecommunications PTE Ltd. pursuant to a series of purchase orders issued by Singapore Telecom to CMI-STS dated September 7, 1994, August 16, 1994, August 18, 1994, August 13, 1994.

      h. Purchase Agreement dated December 21, 1994 between AT&T International (Saudi Arabia) and Satellite Transmission Systems, Inc., as amended on November 19, 1995.

Non-Disclosure Agreements

      Confidential Disclosure Agreement dated August 8, 1997, between CMI-STS and Philips Broadcast Television Systems Company.

License Agreements

      a. Statement of Work for Secure Interworking Function CM-STS Inmarsat-B MES (Revision 3) dated March 13, 1997 between CM-STS and ICTI (Non-exclusive license to CM-STS regarding technology for use in the Lynxx Inmarsat B Transportable Earth Stations).

      b. Lynxx Software Royalty Agreement dated September 22, 1997 between CM-STS, SPACEHAB, Inc. and Crosslink, Inc., including a License Agreement dated September 22, 1997 from CM-STS to SPAGEHAB, Inc. and a License Agreement dated September 22, 1997 from SPACEHAB, Inc. to CM-STS (Cross-license regarding technology relating to the Lynxx Inmarsat B Transportable Earth Stations)

      c. Licensing Agreement dated July 19, 1995 between International Mobile Satellite Organization and Mobile Satellite Products Corporation (Non-exclusive trademark license to Seller regarding use of the Inmarsat trademark on certain of its products).

      d. Cooperation and Project Funding Agreement dated June 15, 1994 between the Israel-United States Binational Industrial Research and Development ("BIRD") Foundation, Binational Industrial Research and Development Foundation, Tadiran Ltd. Communications Systems Division and Satellite Transmissions Systems, Inc. (CM-STS jointly developed technology relating to Progeny with funds from the BIRD Foundation. CM-STS is repaying the BIRD Foundation by making payments based on a percentage of gross sales of Progeny units.)

Other Agreements

      a. Amended and Restated Sale Agreement dated as of November 1, 1987 between Suffolk County Industrial Development Agency and Satellite Transmission Systems, Inc.

      b. Guarantee dated January 17, 1995 pursuant to which California Microwave, Inc. guaranteed the obligations of STS with respect to the Purchase Agreement dated December 21, 1994 between AT&T International (Saudi Arabia) and STS, as amended on November 19, 1995.

Other

      a. Consents of the Federal Communications Commission.